UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3591

CALVERT VARIABLE SERIES, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2005

Item 1. Report to Stockholders.

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Ameritas
Core Strategies
Portfolio
Fund within Calvert Variable Series, Inc.

Semi-Annual Report
June 30, 2005

Ameritas

Ameritas Core Strategies Portfolio
Fund within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2005

3	Economic Sectors
4	Shareholder Expense Example
5	Schedule of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Notes to Financial Statements
14	Financial Highlights
15	Explanation of Financial Tables
16	Proxy Voting and Availability of Quarterly Portfolio Holdings

Core Strategies Portfolio
Economic sectors
June 30, 2005

% of Total
Economic Sectors	Investments

Auto & Transportation	4.6%
Consumer Discretionary	15.4%
Consumer Staples	2.1%
Financial Services	24.7%
Healthcare	17.0%
Integrated Oils	8.1%
Materials & Processing	2.8%
Other	3.5%
Producer Durables	1.8%
Technology	10.6%
Utilities	9.4%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05

Actual	$1,000.00	$1,013.30	$4.62
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.20	$4.64

* Expenses are equal to the Fund's annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 181/365.

Core Strategies Portfolio
Schedule of Investments
June 30, 2005

Equity Securities - 98.1%	Shares	Value
Air Transportation - 2.1%
Southwest Airlines Co.	99,933	$1,392,067

Banks - New York City - 3.0%
Bank of New York Co., Inc.	67,200	1,934,016

Banks - Outside New York City - 5.4%
Bank of America Corp.	40,500	1,847,205
Lloyds TSB Group plc (ADR)	49,800	1,695,690
		3,542,895

Chemicals - 2.7%
Dow Chemical Co.	40,100	1,785,653

Communications Technology - 4.4%
Cisco Systems, Inc.*	81,500	1,557,465
Motorola, Inc.	72,600	1,325,676
		2,883,141

Computer - Services, Software & Systems - 5.3%
BearingPoint, Inc.*	51,900	380,427
Microsoft Corp.	86,600	2,151,144
Oracle Corp.*	69,000	910,800
		3,442,371

Computer Technology - 0.0%
Seagate Technology, Inc., Escrowed*	3,390	--

Consumer Electronics - 1.3%
Google, Inc.*	2,930	861,859

Consumer Products - 2.3%
American Greetings Corp.	56,500	1,497,250

Diversified Financial Services - 9.5%
Chicago Mercantile Exchange Holdings, Inc.	4,670	1,379,985
Citigroup, Inc.	41,800	1,932,414
Goldman Sachs Group, Inc.	14,400	1,469,088
Marsh & McLennan Co.'s, Inc.	51,700	1,432,090
		6,213,577

Drugs & Pharmaceuticals - 5.3%
Pfizer, Inc.	75,300	2,076,774
Sanofi-Aventis (ADR)	33,300	1,364,967
		3,441,741

Electronics - Semiconductors / Components - 0.8%
Texas Instruments, Inc.	17,800	499,646

Entertainment - 0.9%
Shanda Interactive Entertainment Ltd. (ADR)*	16,600	610,714

Financial Miscellaneous - 2.2%
MBIA, Inc.	24,806	1,471,244

Healthcare Facilities - 2.1%
Health Management Associates, Inc.	52,300	1,369,214

Equity Securities - Cont'd	Shares	Value
Healthcare Management Services - 4.5%
Eclipsys Corp.*	66,800	$939,876
UnitedHealth Group, Inc.	38,200	1,991,748
		2,931,624

Healthcare Services - 2.8%
WellPoint, Inc.*	26,000	1,810,640

Insurance - Multi-Line - 2.6%
St. Paul Travelers Co.'s, Inc.	42,300	1,672,119

Medical & Dental - Instruments & Supplies - 2.1%
Boston Scientific Corp.*	51,100	1,379,700

Multi-Sector Companies - 3.4%
General Electric Co.	63,800	2,210,670

Oil - Integrated International - 7.9%
Chevron Corp.	24,355	1,361,932
Exxon Mobil Corp.	27,000	1,551,690
Petroleo Brasileiro SA (ADR)	43,393	2,262,077
		5,175,699

Radio & Television Broadcasters - 4.5%
DIRECTV Group, Inc.*	126,131	1,955,031
Sirius Satellite Radio, Inc.*	52,880	342,662
XM Satellite Radio Holdings, Inc.*	18,520	623,383
		2,921,076

Railroads - 2.4%
Union Pacific Corp.	24,300	1,574,640

Retail - 5.2%
Fisher Scientific International, Inc.*	7,900	512,710
Linens 'N Things, Inc.*	51,496	1,218,395
Target Corp.	30,300	1,648,623
		3,379,728

Securities Brokers & Services - 1.5%
E*Trade Financial Corp.*	71,800	1,004,482

Services - Commercial - 0.9%
FTI Consulting, Inc.*	29,880	624,492

Soaps & Household Chemicals - 2.1%
Colgate-Palmolive Co.	27,600	1,377,516

Telecommunications Equipment - 1.7%
Crown Castle International Corp.*	55,800	1,133,856

Utilities - Cable, Television, & Radio - 2.4%
Comcast Corp., Special Class A*	52,800	1,581,360

Equity Securities - Cont'd	Shares	Value
Utilities - Telecommunications - 6.8%
Alltel Corp.	26,600	$1,656,648
Leap Wireless International, Inc.*	23,300	646,575
NII Holdings, Inc., Class B*	33,100	2,116,414
		4,419,637
Total Equity Securities (Cost $59,651,692)		64,142,627

Total Investments (Cost $59,651,692) - 98.1%		64,142,627
Other assets and liabilities, net - 1.9%		1,209,494
Net Assets - 100%		$65,352,121

Abbreviations:

ADR: American Depository Receipt

* Non-income producing security.

See notes to financial statements.

Core strategies Portfolio
Statement of Assets and Liabilities
June 30, 2005

Assets
Investments in securities, at value (Cost $59,651,692) - See accompanying schedule	$64,142,627
Cash	2,223,679
Receivable for securities sold	1,143,317
Receivable for shares sold	12,295
Interest and dividends receivable	70,469
Other assets	3,856
Total assets	67,596,243

Liabilities
Payable for securities purchased	2,125,966
Payable for shares redeemed	40,603
Payable to Ameritas Investment Corp.	40,623
Payable to Calvert Administrative Services Company, Inc.	6,396
Accrued expenses and other liabilities	30,534
Total liabilities	2,244,122
Net Assets	$65,352,121

Net Assets Consist of:
Paid-in capital applicable to 3,897,913 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$80,061,876
Undistributed net investment income	253,857
Accumulated net realized gain (loss) on investments	(19,454,682)
Net unrealized appreciation (depreciation) on investments	4,491,070

Net Assets	$65,352,121

Net Asset Value Per Share	$16.77

See notes to financial statements.

Core Strategies Portfolio
Statement of Operations
Six Months Ended June 30, 2005

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $17,494)	$498,344
Total investment income	498,344

Expenses:
Investment advisory fee	244,802
Transfer agent fees and expenses	640
Accounting fees	10,698
Directors' fees and expenses	3,271
Administrative fees	24,795
Custodian fees	6,709
Reports to shareholders	14,905
Professional fees	8,808
Miscellaneous	4,884
Total expenses	319,512
Fees paid indirectly	(17,418)
Net expenses	302,094

Net Investment Income	196,250

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	2,600,537
Foreign currency transactions	208

Net Realized Gain (Loss)	2,600,745

Change in unrealized appreciation (depreciation) on:
Investments and foreign currency	(2,007,035)
Assets and liabilities denominated in foreign currencies	(321)
(2,007,356)

Net Realized and Unrealized Gain
(Loss) on Investments	593,389

Increase (Decrease) in Net Assets
Resulting From Operations	$789,639

See notes to financial statements.

Core Strategies Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$196,250	$613,178
Net realized gain (loss)	2,600,745	1,847,613
Change in unrealized appreciation (depreciation)	(2,007,356)	2,637,103

Increase (Decrease) in Net Assets
Resulting From Operations	789,639	5,097,894

Distributions to shareholders from:
Net investment income	--	(572,954)

Capital share transactions:
Shares sold	1,851,196	3,151,355
Reinvestment of distributions	--	572,972
Shares redeemed	(6,360,869)	(10,499,019)
Total capital share transactions	(4,509,673)	(6,774,692)

Total Increase (Decrease) in Net Assets	(3,720,034)	(2,249,752)

Net Assets
Beginning of period	69,072,155	71,321,907
End of period (including undistributed net investment income of $253,857 and $57,607, respectively)	$65,352,121	$69,072,155

Capital Share Activity
Shares sold	112,656	200,979
Reinvestment of distributions	--	34,600
Shares redeemed	(388,550)	(681,096)
Total capital share activity	(275,894)	(445,517)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Core Strategies Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed inappropriate are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2005, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U. S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.75% of the Portfolio's average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2006. The contractual expense cap is 0.95%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor benefits from the expense offset arrangement and the Advisor's obligation under the contractual limitation is reduced by the credits earned.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $19,926,562 and $23,448,534 respectively.

The cost of investments owned at June 30, 2005 for federal income tax purposes was $59,699,583. Net unrealized appreciation aggregated $4,443,045, of which $6,649,769 related to appreciated securities and $2,206,724 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $2,044,216, $19,685,655, and $251,543 at December 31, 2004 may be utilized to offset future capital gains until expiration in December 2009, December 2010, and December 2011, respectively.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2005. For the six months ended June 30, 2005, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$5,688	3.34%	$310,112	April 2005

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Core Strategies Portfolio	2005	2004	2003
Net asset value, beginning	$16.55	$15.44	$11.73
Income from investment operations
Net investment income (loss)	0.05	.15	(.01)
Net realized and unrealized gain (loss)	0.17	1.10	3.72
Total from investment operations	0.22	1.25	3.71
Distributions from:
Net investment income (loss)	--	(.14)	--
Total increase (decrease) in net asset value	0.22	1.11	3.71
Net asset value, ending	$16.77	$16.55	$15.44

Total return*	1.33%	8.09%	31.63%
Ratios to average net assets: A
Net investment income (loss)	.60% (a)	.90%	(.12%)
Total expenses	.98% (a)	.97%	1.42%
Expenses before offsets	.98% (a)	.96%	.96%
Net expenses	.93% (a)	.95%	.95%
Portfolio turnover	31%	66%	92%
Net assets, ending (in thousands)	$65,352	$69,072	$71,322

		Years Ended
	December 31,	December 31,	December 31,
Core Strategies Portfolio	2002	2001	2000
Net asset value, beginning	$17.86	$29.75	$37.86
Income from investment operations
Net investment income (loss)	(.07)	(.06)	(.09)
Net realized and unrealized gain (loss)	(6.06)	(10.53)	(7.32)
Total from investment operations	(6.13)	(10.59)	(7.41)
Distributions from
Net realized gains	--	(1.30)	(.70)
Total increase (decrease) in net asset value	(6.13)	(11.89)	(8.11)
Net asset value, ending	$11.73	$17.86	$29.75

Total return*	(34.32%)	(35.65%)	(19.61%)
Ratios to average net assets: A
Net investment income (loss)	(.40%)	(.27%)	(.26%)
Total expenses	1.35%	1.21%	.97%
Expenses before offsets	.95%	.96%	.89%
Net expenses	.95%	.95%	.86%
Portfolio turnover	104%	265%	213%
Net assets, ending (in thousands)	$30,667	$60,662	$113,563

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting Disclosure

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Ameritas Growth Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report
June 30, 2005

Ameritas

Ameritas Growth Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2005

3	Economic Sectors
4	Shareholder Expense Example
5	Statement of Net Assets
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Notes to Financial Statements
13	Financial Highlights
14	Explanation of Financial Tables
15	Proxy Voting and Availability of Quarterly Portfolio Holdings

Growth Portfolio
Economic sectors
June 30, 2005

% of Total
Economic Sectors	Investments
Consumer Discretionary	26.0%
Consumer Staples	4.2%
Financial Services	7.3%
Healthcare	24.9%
Integrated Oils	3.9%
Materials & Processing	3.0%
Other Energy	7.5%
Producer Durables	4.6%
Technology	14.3%
Utilities	2.6%
Non-equity securities	1.7%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05

Actual	$1,000.00	$1,009.80	$4.44
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.38	$4.46

* Expenses are equal to the Fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 181/365.

Growth Portfolio
Statement of net Assets
June 30, 2005

Equity Securities - 98.2%	Shares	Value
Aerospace - 1.0%
Boeing Co.	11,500	$759,000

Beverage - Soft Drinks - 1.2%
PepsiCo, Inc.	16,850	908,721

Biotechnology - Research & Production - 3.4%
Amgen, Inc.*	21,000	1,269,660
Genentech, Inc.*	15,400	1,236,312
		2,505,972

Casinos & Gambling - 1.5%
Harrah's Entertainment, Inc.	15,550	1,120,689

Communications Technology - 0.7%
Corning, Inc.*	32,800	545,136

Computer - Services, Software & Systems - 4.3%
Microsoft Corp.	57,850	1,436,994
NAVTEQ Corp.*	16,800	624,624
Oracle Corp.*	86,600	1,143,120
		3,204,738

Computer Technology - 3.6%
Apple Computer, Inc.*	56,600	2,083,446
EMC Corp.*	39,700	544,287
		2,627,733

Consumer Electronics - 4.7%
Google, Inc.*	4,500	1,323,675
Netflix, Inc.*	56,850	932,909
Yahoo!, Inc.*	35,500	1,230,075
		3,486,659
Consumer Products - 1.4%
Gillette Co.	20,800	1,053,104

Cosmetics - 0.8%
Avon Products, Inc.	16,200	613,170

Diversified Financial Services - 1.0%
Merrill Lynch & Co., Inc.	13,600	748, 136

Diversified Materials & Processing - 2.1%
Tyco International Ltd.	52,100	1,521,320

Drug & Grocery Store Chains - 1.5%
CVS Corp.	39,100	1,136,637

Drugs & Pharmaceuticals - 9.5%
AmerisourceBergen Corp.	8,700	601,605
Johnson & Johnson	8,600	559,000
Novartis AG (ADR)	14,200	673,648
Pfizer, Inc.	60,400	1,665,832
Sanofi-Aventis (ADR)	16,850	690,682
Schering-Plough Corp.	77,500	1,477,150
Wyeth	30,400	1,352,800
		7,020,717

Equity Securities - Cont'd	Shares	Value
Electronics - Medical Systems - 1.8%
Medtronic, Inc.	18,100	$937,399
Varian Medical Systems, Inc.*	10,400	388,232
		1,325,631

Electronics - Semiconductors / Components - 3.2%
Intel Corp.	47,000	1,224,820
Linear Technology Corp.	15,100	554,019
National Semiconductor Corp.	27,300	601, 419
		2,380,258

Electronics - Technology - 2.4%
General Dynamics Corp.	10,600	1,161,124
Rockwell Automation, Inc.	12,700	618,617
		1,779,741

Entertainment - 2.6%
News Corp.	78,700	1,273,366
Walt Disney Co.	26,950	678,601
		1,951,967

Healthcare Facilities - 4.8%
HCA, Inc.	41,750	2,365,972
Health Management Associates, Inc.	43,900	1,149,302
		3,515,274

Healthcare Management Services - 3.6%
Caremark Rx, Inc.*	25,600	1,139,712
Humana, Inc.*	18,600	739,164
PacifiCare Health Systems, Inc.*	10,700	764,515
		2,643,391

Healthcare Services - 0.8%
Medco Health Solutions, Inc.*	11,100	592,296

Home Building - 1.5%
Pulte Homes, Inc.	13,300	1,120,525

Hotel / Motel - 1.0%
Hilton Hotels Corp.	30,400	725,040

Insurance - Multi-Line - 4.6%
American International Group, Inc.	9,000	522,900
Cigna Corp.	15,500	1,658,965
Genworth Financial, Inc.	15,100	456,473
St. Paul Travelers Co.'s Inc.	19,300	762,929
		3,401,267

Machinery - Construction & Handling - 1.2%
Caterpillar, Inc.	9,400	895,914

Machinery - Oil Well Equipment & Services - 2.2%
Enterprise Products Partners, LP	18,600	498,294
National-Oilwell Varco, Inc.*	23,350	1,110,059
		1,608,353
Medical & Dental - Instruments & Supplies - 1.0%
Beckman Coulter, Inc.	5,400	343,278
St. Jude Medical, Inc.*	9,300	405,573
		748,851

Equity Securities - Cont'd	Shares	Value
Offshore Drilling - 1.6%
Transocean, Inc.*	21,950	$1,184,641

Oil - Crude Producers - 2.4%
Canadian Natural Resources Ltd.	9,100	331,058
Peabody Energy Corp.	19,700	1,025,188
Talisman Energy, Inc.	10,200	383,214
		1,739,460

Oil - Integrated International - 4.9%
Exxon Mobil Corp.	38,450	2,209,721
Sasol Ltd. (ADR)	25,850	697,433
Suncor Energy Inc.	14,000	662,480
		3,569,634

Photography - 1.5%
Eastman Kodak Co.	40,900	1,098,165

Radio & Television Broadcasters - 3.8%
Sirius Satellite Radio, Inc.*	131,900	854,712
XM Satellite Radio Holdings, Inc.*	57,800	1,945,548
		2,800,260

Restaurants - 0.9%
Yum! Brands, Inc.	13,000	677,040

Retail - 4.7%
Federated Department Stores, Inc.	11,000	806,080
J.C. Penney Co., Inc.	10,800	567,864
Lowe's Co.'s, Inc.	13,000	756,860
Saks, Inc.*	37,900	718,963
Wal-Mart Stores, Inc.	13,350	643,470
		3,493,237

Securities Brokers & Services - 1.7%
Franklin Resources, Inc.	15,800	1,216,284

Services - Commercial - 1.6%
eBay, Inc.*	35,400	1,168,554

Telecommunications Equipment - 0.9%
Nokia OYJ (ADR)	37,700	627,328

Textiles Apparel Manufacturers - 1.4%
Coach, Inc.*	19,300	647,901
Polo Ralph Lauren Corp.	8,800	379,368
		1,027,269

Tobacco - 1.5%
Altria Group, Inc.	16,800	1,086,288

Utilities - Gas Pipelines - 1.3%
Williams Co.'s, Inc.	51,500	978,500

Utilities - Telecommunications - 2.6%
Nextel Partners, Inc.*	22,300	561,291
Sprint Corp.	53,650	1,346,078
		1,907,369

Total Equity Securities (Cost $67,761,834)		72,514,269
	Principal
U.S. Government Agencies and Instrumentalities - 1.8%	Amount	Value
Fannie Mae Discount Notes, 9/14/05	$500,000	$496,703
Federal Home Loan Bank Discount Notes:
7/20/05	400,000	399,331
8/26/05	200,000	199,004
Freddie Mac Discount Notes, 9/30/05	200,000	198,342
Total U.S. Government Agencies and Instrumentalities (Cost $1,293,380)		1,293,380

Total Investments (Cost $69,055,214) - 100.0%		73,807,649
Other assets and liabilities, net - 0.0%		14,506
Net Assets - 100%		$73,822,155

Net Assets Consist of:
Par value and paid-in capital applicable to 1,598,856 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$111,151,040
Undistributed net investment income		101,754
Accumulated net realized gain (loss) on investments		(42,183,084)
Net unrealized appreciation (depreciation) on investments		4,752,445

Net Assets		$73,822,155

Net Asset Value Per Share		$46.17

Abbreviations:

ADR: American Depository Receipt

* Non-income producing security.

See notes to financial statements.

Growth Portfolio
Statement of Operations
Six months Ended June 30, 2005

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $7,200)	$381,179
Interest income	10,288
Total investment income	391,467

Expenses:
Investment advisory fee	284,700
Transfer agent fees and expenses	1,204
Accounting fees	12,386
Directors' fees and expenses	3,724
Administrative fees	24,794
Custodian fees	25,391
Reports to shareholders	16,894
Professional fees	8,399
Miscellaneous	4,819
Total expenses	382,311
Reimbursement from Advisor	(42,638)
Fees paid indirectly	(1,829)
Net expenses	337,844

Net Investment Income	53,623

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	5,058,523

Change in unrealized appreciation (depreciation):
Investments	(4,664,251)
Assets and liabilities denominated in foreign currencies	10
(4,664,241)

Net Realized and Unrealized Gain
(Loss) on Investments	394,282

Increase (Decrease) in Net Assets
Resulting From Operations	$447,905

See notes to financial statements.

Growth Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	$53,623	$160,731
Net realized gain (loss)	5,058,523	9,525,089
Change in unrealized appreciation (depreciation)	(4,664,241)	(5,356,106)

Increase (Decrease) in Net Assets
Resulting From Operations	447,905	4,329,714

Distributions to shareholders from:
Net investment income	--	(112,600)

Capital share transactions:
Shares sold	728,179	2,811,505
Reinvestment of distributions	--	112,600
Shares redeemed	(12,123,807)	(12,831,575)
Total capital share transactions	(11,395,628)	(9,907,470)

Total Increase (Decrease) in Net Assets	(10,947,723)	(5,690,356)

Net Assets
Beginning of period	84,769,878	90,460,234
End of period (including undistributed net investment income of $101,754 and $48,131, respectively)	$73,822,155	$84,769,878

Capital Share Activity
Shares sold	16,241	64,559
Reinvestment of distributions	--	2,457
Shares redeemed	(271,324)	(299,310)
Total capital share activity	(255,083)	(232,294)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2005, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.75% of the Portfolio's average daily net assets. Under the terms of the agreement, $39,447 was payable at period end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2006. The contractual expense cap is 0.89%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor benefits from the expense offset arrangement, and the Advisor's obligation under the contractual limitation is reduced by the credits earned.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000 per Portfolio. Under the terms of the agreement, $4,110 was payable at period end. In addition, $8,104 was payable at period end for operating expenses paid by CASC during June 2005.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolios. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $100,956,517 and $113,126,423, respectively.

The cost of investments owned at June 30, 2005 for federal income tax purposes was $70,002,855. Net unrealized appreciation aggregated $3,804,794, of which $5,308,575 related to appreciated securities and $1,503,781 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $15,004,828 and $31,522,956 at December 31, 2004 may be utilized to offset future capital gains until expiration in December 2009 and December 2010, respectively.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings outstanding pursuant to this line of credit at June 30, 2005. For the six months ended June 30, 2005, borrowings by the Portfolio under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$95,033	3.22%	$1,856,770	February 2005

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Growth Portfolio	2005	2004	2003
Net asset value, beginning	$45.72	$43.36	$32.00
Income from investment operations
Net investment income (loss)	.04	.09	(.04)
Net realized and unrealized gain (loss)	.41	2.33	11.40
Total from investment operations	.45	2.42	11.36
Distributions from
Net investment income	--	(.06)	--
Total increase (decrease) in net asset value	0.45	2.36	11.36
Net asset value, ending	$46.17	$45.72	$43.36

Total return*	.98%	5.58%	35.50%
Ratios to average net assets: A
Net investment income (loss)	.14% (a)	.19%	(.09%)
Total expenses	1.01% (a)	.97%	.94%
Expenses before offsets	.89% (a)	.89%	.89%
Net expenses	.89% (a)	.89%	.89%
Portfolio turnover	132%	196%	168%
Net assets, ending (in thousands)	$73,822	$84,770	$90,460

		Years Ended
	December 31,	December 31,	December 31,
Growth Portfolio	2002	2001	2000
Net asset value, beginning	$47.95	$54.86	$64.83
Income from investment operations
Net investment income	(.03)	(.04)	.04
Net realized and unrealized gain (loss)	(15.92)	(6.60)	(9.99)
Total from investment operations	(15.95)	(6.64)	(9.95)
Distributions from
Net investment income	--	(.02)	(.02)
Net realized gains	--	(.25)	--
Total distributions	--	(.27)	(.02)
Total increase (decrease) in net asset value	(15.95)	(6.91)	(9.97)
Net asset value, ending	$32.00	$47.95	$54.86

Total return*	(33.26%)	(12.11%)	(15.35%)
Ratios to average net assets: A
Net investment income	(.07%)	(.09%)	.05%
Total expenses	.94%	.90%	.87%
Expenses before offsets	.89%	.90%	.82%
Net expenses	.89%	.89%	.80%
Portfolio turnover	239%	84%	99%
Net assets, ending (in thousands)	$71,629	$132,756	$172,694

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Ameritas
Income & Growth
Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report
June 30, 2005

Ameritas

Ameritas Income & Growth Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2005

3	Economic Sectors
4	Shareholder Expense Example
5	Statement of Net Assets
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Notes to Financial Statements
13	Financial Highlights
14	Explanation of Financial Tables
15	Proxy Voting and Availability of Quarterly Portfolio Holdings

Income & Growth Portfolio

economic sectors

June 30, 2005

% of Total
Economic Sectors	Investments

Consumer Discretionary	17.3%
Consumer Staples	8.6%
Financial Services	13.0%
Healthcare	11.9%
Integrated Oils	5.6%
Materials & Processing	3.8%
Other	4.5%
Other Energy	4.0%
Producer Durables	10.6%
Technology	10.8%
Utilities	9.9%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05

Actual	$1,000.00	$1,006.30	$3.88
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.93	$3.91

* Expenses are equal to the Fund's annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 181/365.

Income & Growth Portfolio
Statement of Net Assets
June 30, 2005

Equity Securities - 99.1%	Shares	Value
Aerospace - 4.3%
BE Aerospace, Inc.*	14,800	$231,324
Boeing Co.	10,500	693,000
United Technologies Corp.	17,100	878,085
		1,802,409

Banks - New York City - 1.0%
J.P. Morgan Chase & Co.	12,200	430,904

Banks - Outside New York City - 3.5%
Wachovia Corp.	7,400	367,040
Wells Fargo & Co.	18,400	1,133,072
		1,500,112

Beverage - Soft Drinks - 1.9%
Pepsico, Inc.	15,000	808,950

Biotechnology - Research & Production - 1.5%
Amgen, Inc.*	10,500	634,830

Chemicals - 0.7%
Dow Chemical Co.	7,100	316,163

Communications Technology - 1.1%
Cisco Systems, Inc.*	24,100	460,551

Computer - Services, Software & Systems - 3.0%
Microsoft Corp.	50,900	1,264,356

Consumer Electronics - 2.5%
Google, Inc.*	1,100	323,565
Yahoo!, Inc.*	21,400	741,510
		1,065,075

Consumer Products - 1.0%
Gillette Co.	8,700	440,481

Cosmetics - 1.1%
Avon Products, Inc.	11,800	446,630

Diversified Financial Services - 4.4%
Citigroup, Inc.	24,100	1,114,143
Merrill Lynch & Co., Inc.	5,600	308,056
Morgan Stanley	8,600	451,242
		1,873,441
Diversified Materials & Processing - 3.1%
Tyco International Ltd.	44,300	1,293,560

Drug & Grocery Store Chains - 3.2%
CVS Corp.	46,400	1,348,848

Drugs & Pharmaceuticals - 10.3%
Abbott Laboratories, Inc.	12,300	602,823
Johnson & Johnson	22,200	1,443,000
Merck & Co., Inc.	11,000	338,800
Pfizer, Inc.	44,000	1,213,520
Sanofi-Aventis (ADR)	11,600	475,484
Vertex Pharmaceuticals, Inc.	18,100	304,804
		4,378,431

Equity Securities - Cont'd	Shares	Value
Education Services - 0.9%
Education Management Corp.*	11,500	$387,895

Electronics - Semiconductors / Components - 3.1%
Intel Corp.	51,050	1,330,363

Electronics - Technology - 3.5%
General Dynamics Corp.	6,100	668,194
Rockwell Automation, Inc.	16,800	818,328
		1,486,522
Entertainment - 3.2%
News Corp.	45,200	731,336
Viacom, Inc., Class B	19,000	608,380
		1,339,716
Home Building - 3.0%
Pulte Homes, Inc.	15,100	1,272,175

Hotel / Motel - 2.0%
Starwood Hotels and Resorts Worldwide, Inc.	14,600	855,122

Insurance - Multi-Line - 3.0%
Genworth Financial, Inc.	21,900	662,037
St. Paul Travelers Co.'s, Inc.	15,200	600,856
		1,262,893
Machinery - Construction & Handling - 1.8%
Caterpillar, Inc.	7,900	752,949

Machinery - Oil Well Equipment & Services - 3.1%
National Oilwell Varco Inc.*	8,400	399,336
Schlumberger Ltd.	12,250	930,265
		1,329,601
Multi-Sector Companies - 4.5%
General Electric Co.	55,025	1,906,616

Offshore Drilling - 0.9%
Transocean, Inc.*	7,000	377,790

Oil - Integrated International - 5.6%
BP plc (ADR)	13,900	867,082
Exxon Mobil Corp.	26,000	1,494,220
		2,361,302

Radio & Television Broadcasters - 2.1%
XM Satellite Radio Holdings, Inc.*	26,500	891,990

Retail - 4.5%
Best Buy Co., Inc.	11,500	788,325
Kohl's Corp.*	2,400	134,184
Neiman-Marcus Group, Inc.	2,200	213,224
Wal-Mart Stores, Inc.	15,650	754,330
		1,890,063

Securities Brokers & Services - 1.1%
Lehman Brothers Holdings, Inc.	4,500	446,760

Soaps & Household Chemicals - 2.0
Procter & Gamble Co.	16,100	849,275

Equity Securities - Cont'd	Shares	Value
Telecommunications Equipment - 1.5%
Nokia OYJ (ADR)	39,200	$652,288

Tobacco - 1.5%
Altria Group, Inc.	9,850	636,901

Utilities - Electrical - 2.8%
Entergy Corp.	15,500	1,171,025

Utilities - Telecommunications - 6.4%
MCI, Inc.*	16,900	434,499
Nextel Partners, Inc.*	21,600	543,672
Sprint Corp.	18,700	469,183
Verizon Communications, Inc.	36,500	1,261,075
		2,708,429

Total Equity Securities (Cost $37,771,599)		41,974,416

	Principal
U.S. Government Agencies and Instrumentalities - 0.7%	Amount
Federal Home Loan Bank Discount Notes, 8/26/05	$300,000	298,507

Total U.S. Government Agencies and Instrumentalities (Cost $298,507)		298,507

TOTAL INVESTMENTS (Cost $38,070,106) - 99.8%		42,272,923
Other assets and liabilities, net - 0.2%		103,428
Net Assets - 100%		$42,376,351

Net Assets Consist of:
Paid-in capital applicable to 3,338,192 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$58,075,461
Undistributed net investment income		289,486
Accumulated net realized gain (loss) on investments		(20,191,413)
Net unrealized appreciation (depreciation) on investments		4,202,817

Net Assets		$42,376,351

Net Asset Value Per Share		$12.69

Abbreviations:

ADR: American Depository Receipt

* Non-income producing security.

See notes to financial statements.

Income & Growth Portfolio

Statement of Operations

Six months Ended June 30, 2005

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $5,933)	$372,368
Interest income	14,932
Total investment income	387,300

Expenses:
Investment advisory fee	134,221
Transfer agent fees and expenses	918
Accounting fees	9,575
Directors' fees and expenses	2,161
Administrative fees	24,795
Custodian fees	9,274
Reports to shareholders	9,715
Professional fees	8,547
Miscellaneous	3,939
Total expenses	203,145
Reimbursement from Advisor	(33,718)
Fees paid indirectly	(1,919)
Net expenses	167,508

Net Investment Income	219,792

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	2,532,605
Change in unrealized appreciation (depreciation)	(2,496,951)

Net Realized and Unrealized Gain
(Loss) on Investments	35,654

Increase (Decrease) in Net Assets
Resulting From Operations	$255,446

See notes to financial statements.

Income & Growth Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$219,792	$444,146
Net realized gain (loss) on investments	2,532,605	3,665,129
Change in unrealized appreciation (depreciation)	(2,496,951)	(759,206)

Increase (Decrease) in Net Assets
Resulting From Operations	255,446	3,350,069

Distributions to shareholders from:
Net investment income	--	(423,501)

Capital share transactions:
Shares sold	737,936	2,945,927
Reinvestment of distributions	--	423,501
Shares redeemed	(4,367,924)	(6,601,047)
Total capital share transactions	(3,629,988)	(3,231,619)

Total Increase (Decrease) in Net Assets	(3,374,542)	(305,051)

Net Assets
Beginning of period	45,750,893	46,055,944
End of period (including undistributed net investment income of $289,486 and $69,694 respectively)	$42,376,351	$45,750,893

Capital Share Activity
Shares sold	59,498	245,973
Reinvestment of distributions	--	33,505
Shares redeemed	(350,814)	(553,292)
Total capital share activity	(291,316)	(273,814)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Income & Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2005, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.625% of the Portfolio's average daily net assets. Under the terms of the agreement, $17,482 was payable at period end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2006. The contractual expense cap is 0.78%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor benefits from the expense offset arrangement, and the Advisors obligation under the contractual limitation is reduced by the credits earned.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,110 was payable at period end. In addition, $4,101 was payable at period end for operating expenses paid by CASC during June 2005.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $21,977,411 and $24,713,492, respectively.

The cost of investments owned at June 30, 2005 for federal income tax purposes was $38,172,546. Net unrealized appreciation aggregated $4,100,377, of which $4,840,749 related to appreciated securities and $740,372 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $4,719,500, $17,480,903, and $217,573 at December 31, 2004 may be utilized to offset future capital gains until expiration in December 2009, December 2010, and December 2011, respectively.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2005. For the six months ended June 30, 2005, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$12,356	3.61%	$550,298	June 2005

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Income & Growth Portfolio	2005	2004	2003
Net asset value, beginning	$12.61	$11.80	$9.12
Income from investment operations
Net investment income	.07	.12	.06
Net realized and unrealized gain (loss)	.01	.81	2.68
Total from investment operations	.08	.93	2.74
Distributions from
Net investment income	--	(.12)	(.06)
Total increase (decrease) in net asset value	.08	.81	2.68
Net asset value, ending	$12.69	$12.61	$11.80

Total return*	.63%	7.86%	30.03%
Ratios to average net assets: A
Net investment income	1.02% (a)	.99%	.59%
Total expenses	.95% (a)	.96%	.93%
Expenses before offsets	.79% (a)	.81%	.78%
Net expenses	.78% (a)	.78%	.78%
Portfolio turnover	52%	96%	173%
Net assets, ending (in thousands)	$42,376	$45,751	$46,056

		Years Ended
	December 31,	December 31,	December 31,
Income & Growth Portfolio	2002	2001	2000
Net asset value, beginning	$13.17	$16.66	$17.35
Income from investment operations
Net investment income	.04	.06	.05
Net realized and unrealized gain (loss)	(4.05)	(2.61)	.07
Total from investment operations	(4.01)	(2.55)	.12
Distributions from
Net investment income	(.04)	(.07)	(.03)
Net realized gains	--	(.87)	(.78)
Total distributions	(.04)	(.94)	(.81)
Total increase (decrease) in net asset value	(4.05)	(3.49)	(.69)
Net asset value, ending	$9.12	$13.17	$16.66

Total return*	(30.44%)	(15.38%)	0.65%
Ratios to average net assets: A
Net investment income	.28%	.34%	.34%
Total expenses	.92%	.80%	.77%
Expenses before offsets	.81%	.79%	.71%
Net expenses	.78%	.78%	.70%
Portfolio turnover	270%	100%	164%
Net assets, ending (in thousands)	$39,951	$71,828	$97,288

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Ameritas
Index 500
Portfolio
Fund within Calvert Variable Series, Inc.

Semi-Annual Report
June 30, 2005

Ameritas

Ameritas Index 500 Portfolio
Fund within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2005

3	Economic Sectors
4	Shareholder Expense Example
5	Statement of Net Assets
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Notes to Financial Statements
24	Financial Highlights
25	Explanation of Financial Tables
26	Proxy Voting and Availability of Quarterly Portfolio Holdings

Index 500 Portfolio
Economic sectors
June 30, 2005

% of Total
Economic Sectors	Investments
Auto and Transportation	2.3%
Consumer Discretionary	13.3%
Consumer Staples	7.3%
Financial Services	21.1%
Healthcare	12.9%
Integrated Oils	5.8%
Materials and Processing	3.8%
Non-Equity Securities	1.4%
Other	4.6%
Other Energy	2.8%
Producer Durables	4.1%
Technology	13.4%
Utilities	7.2%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05

Actual	$1,000.00	$990.40	$1.88
Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.91	$1.91

* Expenses are equal to the Fund's annualized expense ratio of 0.38%, multiplied by the average account value over the period, multiplied by 181/365.

Index 500 Portfolio
Statement of net Assets
June 30, 2005

Equity Securities - 98.5%	Shares	Value
Advertising Agencies - 0.2%
Interpublic Group of Co.'s, Inc.*	4,100	$49,938
Omnicom Group, Inc.	1,800	143,78
		193,686

Aerospace - 1.5%
Boeing Co.	8,100	534,600
Goodrich Corp.	1,200	49,152
Lockheed Martin Corp.	3,900	252,993
Northrop Grumman Corp.	3,506	193,707
Rockwell Collins, Inc.	1,800	85,824
United Technologies Corp.	10,000	513,500
		1,629,776

Agriculture - Fish & Ranch - 0.2%
Monsanto Co.	2,640	165,977

Air Transportation - 0.3%
Delta Air Lines, Inc.*	1,500	5,640
FedEx Corp.	2,900	234,929
Ryder System, Inc.	700	25,620
Southwest Airlines Co.	7,150	99,600
		365,789

Aluminum - 0.2%
Alcoa, Inc.	8,520	222,628

Auto Parts - After Market - 0.1%
Genuine Parts Co.	1,700	69,853

Auto Parts - Original Equipment - 0.1%
Dana Corp.	1,700	25,517
Delphi Corp.	5,800	26,970
Visteon Corp.	900	5,427
		57,914

Auto Trucks & Parts - 0.1%
Navistar International Corp.*	700	22,400
Paccar, Inc.	1,650	112,200
		134,600

Automobiles - 0.3%
Ford Motor Co.	17,790	182,170
General Motors Corp.	5,472	186,048
		368,218

Banks - New York City - 1.3%
Bank of New York Co., Inc.	7,600	218,728
JPMorgan Chase & Co.	34,238	1,209,286
		1,428,014

Banks - Outside New York City - 6.1%
AmSouth Bancorp	3,500	91,000
Bank of America Corp.	39,140	1,785,175
BB&T Corp.	5,400	215,838
Comerica, Inc.	1,700	98,260

Equity Securities - Cont'd	Shares	Value
Banks - Outside New York City - Cont'd
Compass Bancshares, Inc.	1,200	$54,000
Fifth Third Bancorp	4,983	205,349
First Horizon National Corp.	1,200	50,640
Huntington Bancshares, Inc.	2,330	56,246
KeyCorp Ltd.	4,000	132,600
M&T Bank Corp.	1,000	105,160
Marshall & Ilsley Corp.	2,100	93,345
Mellon Financial Corp.	4,200	120,498
National City Corp.	5,800	197,896
North Fork Bancorp, Inc.	4,600	129,214
Northern Trust Corp.	1,900	86,621
PNC Financial Services Group, Inc.	2,800	152,488
Regions Financial Corp.	4,616	156,390
State Street Corp.	3,200	154,400
Suntrust Banks, Inc.	3,300	238,392
Synovus Financial Corp.	3,100	88,877
US Bancorp	17,821	520,373
Wachovia Corp.	15,326	760,170
Wells Fargo & Co.	16,400	1,009,912
Zions Bancorp	900	66,177
		6,569,021

Beverage - Brewery & Winery - 0.4%
Anheuser-Busch Co.'s, Inc.	7,500	343,125
Constellation Brands, Inc.*	200	5,900
Molson Coors Brewing Co., Class B	700	43,400
		392,425

Beverage - Distillers - 0.1%
Brown-Forman Corp., Class B	900	54,414

Beverage - Soft Drinks - 1.8%
Coca-Cola Co.	22,100	922,675
Coca-Cola Enterprises, Inc.	3,600	79,236
Pepsi Bottling Group, Inc.	1,800	51,498
Pepsico, Inc.	16,270	877,441
		1,930,850

Biotechnology - Research & Production - 1.2%
Amgen, Inc.*	12,080	730,357
Baxter International, Inc.	6,100	226,310
Biogen Idec, Inc.*	3,355	115,580
Chiron Corp.*	1,500	52,335
Genzyme Corp. - General Division*	2,400	144,216
Millipore Corp.*	400	22,692
		1,291,490

Building Materials - 0.2%
Masco Corp.	4,200	133,392
Vulcan Materials Co.	1,000	64,990
		198,382

Casinos & Gambling - 0.2%
Harrah's Entertainment, Inc.	1,700	122,519
International Game Technology	3,300	92,895
		215,414

Chemicals - 1.3%
Air Products & Chemicals, Inc.	2,200	132,660
Dow Chemical Co.	9,322	415,109

Equity Securities - Cont'd	Shares	Value
Chemicals - Cont'd
E.I. Du Pont de Nemours & Co.	9,700	$417,197
Eastman Chemical Co.	700	38,605
Ecolab, Inc.	2,200	71,192
Great Lakes Chemical Corp.	600	18,882
Hercules, Inc.*	1,100	15,565
Praxair, Inc.	3,100	144,460
Rohm & Haas Co.	1,900	88,046
Sigma-Aldrich Corp.	700	39,228
		1,380,944

Communications & Media - 0.7%
Time Warner, Inc.*	45,700	763,647

Communications Technology - 2.7%
ADC Telecommunications, Inc.*	1,100	23,947
Avaya, Inc.*	4,558	37,923
CIENA Corp.*	5,500	11,495
Cisco Systems, Inc.*	62,300	1,190,553
Comverse Technology, Inc.*	2,000	47,300
Corning, Inc.*	13,800	229,356
JDS Uniphase Corp.*	16,200	24,624
L-3 Communications Holdings, Inc.	1,100	84,238
Lucent Technologies, Inc.*	44,300	128,913
Motorola, Inc.	23,701	432,780
NCR Corp.*	1,800	63,216
Qualcomm, Inc.	16,000	528,160
Scientific-Atlanta, Inc.	1,500	49,905
Symbol Technologies, Inc.	2,100	20,727
Tellabs, Inc.*	4,800	41,760
		2,914,897

Computer - Services, Software & Systems - 3.8%
Adobe Systems, Inc.	4,800	137,376
Affiliated Computer Services, Inc.*	1,300	66,430
Autodesk, Inc.	2,200	75,614
BMC Software, Inc.*	1,900	34,105
Citrix Systems, Inc.*	1,700	36,822
Computer Associates International, Inc.	5,200	142,896
Computer Sciences Corp.*	1,800	78,660
Compuware Corp.*	3,000	21,570
Intuit, Inc.*	1,800	81,198
Mercury Interactive Corp.*	700	26,852
Microsoft Corp.	97,700	2,426,868
Novell, Inc.*	3,900	24,180
Oracle Corp.*	43,000	567,600
Parametric Technology Corp.*	3,200	20,416
QLogic Corp.*	800	24,696
Siebel Systems, Inc.	5,200	46,280
Symantec Corp.*	6,900	150,006
Veritas Software Corp.*	4,200	102,480
		4,064,049

Computer Technology - 3.5%
Apple Computer, Inc.*	7,900	290,799
Dell, Inc.*	23,600	932,436
Electronic Data Systems Corp.	5,100	98,175
EMC Corp.*	23,200	318,072
Gateway, Inc.*	4,000	13,200
Hewlett-Packard Co.	28,184	662,606
International Business Machines Corp.	15,700	1,164,940

Equity Securities - Cont'd	Shares	Value
Computer Technology - Cont'd
Network Appliance, Inc.*	3,600	$101,772
Nvidia Corp.*	1,600	42,752
Sun Microsystems, Inc.*	33,000	123,090
Unisys Corp.*	3,500	22,155
		3,769,997

Consumer Electronics - 0.6%
Electronic Arts, Inc.*	3,000	169,830
Yahoo!, Inc.*	12,700	440,055
		609,885

Consumer Products - 0.8%
Alberto-Culver Co.	850	36,831
Gillette Co.	9,700	491,111
International Flavors & Fragrances, Inc.	800	28,976
Kimberly-Clark Corp.	4,700	294,173
Snap-On, Inc.	600	20,580
		871,671

Containers & Packaging - Paper & Plastic - 0.1%
Bemis Co.	1,000	26,540
Pactiv Corp.*	1,600	34,528
Sealed Air Corp.*	800	39,832
Temple-Inland, Inc.	1,200	44,580
		145,480

Copper - 0.1%
Freeport-McMoRan Copper & Gold, Inc., Class B	1,700	63,648
Phelps Dodge Corp.	900	83,250
		146,898

Cosmetics - 0.2%
Avon Products, Inc.	4,600	174,110

Diversified Financial Services - 4.6%
American Express Co.	11,400	606,822
CIT Group, Inc.	2,100	90,237
Citigroup, Inc.	50,606	2,339,515
Goldman Sachs Group, Inc.	4,300	438,686
Marsh & McLennan Co.'s	5,000	138,500
Merrill Lynch & Co., Inc.	9,100	500,591
Metlife, Inc.	7,100	319,074
Morgan Stanley	10,700	561,429
		4,994,854

Diversified Materials & Processing - 0.7%
American Standard Co.'s	1,800	75,456
Ball Corp.	1,100	39,556
Engelhard Corp.	1,300	37,115
Tyco International Ltd.	19,725	575,970
		728,097

Diversified Production - 0.2%
Danaher Corp.	2,700	141,318
Dover Corp.	2,000	72,760
		214,078

Drug & Grocery Store Chains - 1.0%
Albertson's, Inc.	3,500	72,380
CVS Corp.	7,800	226,746

Equity Securities - Cont'd	Shares	Value
Drug & Grocery Store Chains - Cont'd
Kroger Co.*	7,100	$135,113
Safeway, Inc.	4,400	99,396
Supervalu, Inc.	1,400	45,654
Walgreen Co.	10,000	459,900
		1,039,189

Drugs & Pharmaceuticals - 7.6%
Abbott Laboratories, Inc.	15,100	740,051
Allergan, Inc.	1,300	110,812
AmerisourceBergen Corp.	1,003	69,357
Bristol-Myers Squibb Co.	19,000	474,620
Cardinal Health, Inc.	4,150	238,957
Eli Lilly & Co.	11,000	612,810
Forest Laboratories, Inc.*	3,300	128,205
Gilead Sciences, Inc.*	4,400	193,556
Hospira, Inc.*	1,500	58,500
Johnson & Johnson	28,932	1,880,580
King Pharmaceuticals, Inc.*	2,500	26,050
Medimmune, Inc.*	2,500	66,800
Merck & Co., Inc.	21,500	662,200
Mylan Laboratories, Inc.	2,800	53,872
Pfizer, Inc.	72,342	1,995,192
Schering-Plough Corp.	14,200	270,652
Watson Pharmaceutical, Inc.*	1,100	32,516
Wyeth	13,000	578,500
		8,193,230

Education Services - 0.1%
Apollo Group, Inc.*	1,600	125,152

Electrical - Household Appliances - 0.1%
Maytag Corp.	800	12,528
Whirlpool Corp.	700	49,077
		61,605

Electrical Equipment & Components - 0.0%
Molex, Inc.	1,525	39,711

Electronic Equipment & Components - 0.3%
Cooper Industries Ltd.	900	57,510
Emerson Electric Co.	4,000	250,520
		308,030

Electronics - 0.0%
Sanmina-SCI Corp.*	5,100	27,897

Electronics - Gauge & Meter - 0.1%
Tektronix, Inc.	1,000	23,270
Thermo Electron Corp.*	1,700	45,679
		68,949

Electronics - Medical Systems - 0.6%
Medtronic, Inc.	11,800	611,122

Electronics - Semiconductors / Components - 2.8%
Advanced Micro Devices, Inc.*	3,700	64,158
Altera Corp.*	3,500	69,370
Analog Devices, Inc.	3,700	138,047
Applied Micro Circuits Corp.*	3,500	8,960
Broadcom Corp.*	2,800	99,428

Equity Securities - Cont'd	Shares	Value
Electronics - Semiconductors / Components - Cont'd
Freescale Semiconductor, Inc., Class B*	3,916	$82,941
Intel Corp.	60,000	1,563,600
Jabil Circuit, Inc.*	1,700	52,241
Linear Technology Corp.	3,000	110,070
LSI Logic Corp.*	4,000	33,960
Maxim Integrated Products, Inc.	3,200	122,272
Micron Technology, Inc.*	6,000	61,260
National Semiconductor Corp.	3,400	74,902
PMC - Sierra, Inc.*	2,000	18,660
Texas Instruments, Inc.	16,200	454,734
Xilinx, Inc.	3,400	86,700
		3,041,303

Electronics - Technology - 0.5%
General Dynamics Corp.	1,900	208,126
PerkinElmer, Inc.	1,400	26,460
Raytheon Co.	4,500	176,040
Rockwell Automation, Inc.	1,700	82,807
Solectron Corp.*	8,800	33,352
		526,785

Energy & Contracting Services - 0.0%
Fluor Corp.	800	46,072

Energy Miscellaneous - 0.3%
Calpine Corp.*	4,100	13,940
Sunoco, Inc.	700	79,576
Valero Energy Corp.	2,500	197,775
		291,291

Entertainment - 1.4%
News Corp.	28,200	456,276
Viacom, Inc., Class B	16,203	518,820
Walt Disney Co.	19,900	501,082
		1,476,178

Finance - Small Loan - 0.2%
SLM Corp.	4,100	208,280

Finance Companies - 0.2%
Capital One Financial Corp.	2,400	192,024

Financial Data Processing Services - 0.8%
Automatic Data Processing, Inc.	5,700	239,229
First Data Corp.	7,534	302,415
Fiserv, Inc.*	1,900	81,605
Paychex, Inc.	3,450	112,263
SunGard Data Systems, Inc.*	2,700	94,959
		830,471

Financial Information Services - 0.2%
Dow Jones & Co., Inc.	600	21,270
Equifax, Inc.	1,300	46,423
Moody's Corp.	2,600	116,896
		184,589

Financial Miscellaneous - 1.6%
AMBAC Financial Group, Inc.	1,100	76,736
Fannie Mae	9,400	548,960
Freddie Mac	6,700	437,041

Equity Securities - Cont'd	Shares	Value
Financial Miscellaneous - Cont'd
H & R Block, Inc.	1,600	$93,360
MBIA, Inc.	1,300	77,103
MBNA Corp.	12,300	321,768
MGIC Investment Corp.	900	58,698
Providian Financial Corp.*	2,800	49,364
		1,663,030

Foods - 1.2%
Campbell Soup Co.	3,200	98,464
ConAgra Foods, Inc.	5,100	118,116
General Mills, Inc.	3,600	168,444
H.J. Heinz Co.	3,300	116,886
Hershey Foods Corp.	2,100	130,410
Kellogg Co.	3,400	151,096
McCormick & Co., Inc.	1,300	42,484
Sara Lee Corp.	7,800	154,518
Sysco Corp.	6,200	224,378
Wm. Wrigley Jr. Co.	1,800	123,912
		1,328,708

Forest Products - 0.2%
Georgia-Pacific Corp.	2,546	80,963
Louisiana-Pacific Corp.	900	22,122
Weyerhaeuser Co.	2,400	152,760
		255,845

Gold - 0.2%
Newmont Mining Corp.	4,400	171,732

Healthcare Facilities - 0.5%
HCA, Inc.	4,000	226,680
Health Management Associates, Inc.	2,400	62,832
Laboratory Corp. of America Holdings, Inc.*	1,200	59,880
Manor Care, Inc.	900	35,757
Quest Diagnostics, Inc.	1,800	95,886
Tenet Healthcare Corp.*	4,600	56,304
		537,339

Healthcare Management Services - 1.1%
Aetna, Inc.	2,800	231,896
Caremark Rx, Inc.*	4,474	199,182
Humana, Inc.*	1,500	59,610
IMS Health, Inc.	2,261	56,005
UnitedHealth Group, Inc.	12,300	641,322
		1,188,015

Healthcare Services - 0.7%
Express Scripts, Inc.*	1,400	69,972
McKesson Corp.	2,900	129,891
Medco Health Solutions, Inc.*	2,690	143,538
WellPoint, Inc.*	5,900	410,876
		754,277

Home Building - 0.2%
Centex Corp.	1,200	84,804
DR Horton, Inc.	100	3,761
KB Home	800	60,984
Pulte Homes, Inc.	1,200	101,100
		250,649

Equity Securities - Cont'd	Shares	Value
Hotel / Motel - 0.3%
Hilton Hotels Corp.	3,800	$90,630
Marriott International, Inc.	1,900	129,618
Starwood Hotels and Resorts Worldwide, Inc.	2,100	122,997
		343,245

Household Equipment & Products - 0.1%
Black & Decker Corp.	800	71,880
Stanley Works	800	36,432
		108,312

Household Furnishings - 0.1%
Leggett & Platt, Inc.	1,800	47,844
Newell Rubbermaid, Inc.	2,600	61,984
		109,828

Identification Control & Filter Devices - 0.3%
Agilent Technologies, Inc.*	4,178	96,177
American Power Conversion Corp.	1,700	40,103
Pall Corp.	1,200	36,432
Parker Hannifin Corp.	1,200	74,412
Waters Corp.*	1,200	44,604
		291,728

Insurance - Life - 0.5%
Jefferson-Pilot Corp.	1,350	68,067
Principal Financial Group	2,900	121,510
Prudential Financial, Inc.	5,100	334,866
		524,443

Insurance - Multi-Line - 3.0%
Aflac, Inc.	4,900	212,072
Allstate Corp.	6,500	388,375
American International Group, Inc.	25,210	1,464,701
AON Corp.	3,200	80,128
Cigna Corp.	1,300	139,139
Cincinnati Financial Corp.	1,574	62,267
Hartford Financial Services Group, Inc.	2,800	209,384
Lincoln National Corp.	1,700	79,764
Loews Corp.	1,600	124,000
Safeco Corp.	1,200	65,208
St. Paul Travelers Co.'s, Inc.	6,504	257,103
Torchmark Corp.	1,000	52,200
UnumProvident Corp.	2,800	51,296
		3,185,637

Insurance - Property & Casualty - 0.5%
ACE Ltd.	2,800	125,580
Chubb Corp.	1,900	162,659
Progressive Corp.	1,900	187,739
XL Capital Ltd.	1,400	104,188
		580,166

Investment Management Companies - 0.1%
Federated Investors, Inc., Class B	800	24,008
Janus Capital Group, Inc.	2,200	33,088
T. Rowe Price Group, Inc.	1,200	75,120
		132,216

Equity Securities - Cont'd	Shares	Value
Jewelry Watches & Gems - 0.0%
Tiffany & Co.	1,400	$45,864

Leisure Time - 0.3%
Carnival Corp.	5,100	278,205

Machinery - Agricultural - 0.1%
Deere & Co.	2,400	157,176

Machinery - Construction & Handling - 0.3%
Caterpillar, Inc.	3,300	314,523

Machinery - Engines - 0.0%
Cummins, Inc.	400	29,844

Machinery - Industrial / Specialty - 0.3%
Illinois Tool Works, Inc.	2,700	215,136
Ingersoll-Rand Co. Ltd.	1,600	114,160
		329,296

Machinery - Oil Well Equipment & Services - 1.1%
Baker Hughes, Inc.	3,300	168,828
BJ Services Co.	1,500	78,720
Halliburton Co.	4,900	234,318
Nabors Industries Ltd.*	1,400	84,868
National Oilwell Varco Inc*	1,700	80,818
Noble Corp.	1,300	79,963
Rowan Co.'s, Inc.	1,100	32,681
Schlumberger Ltd.	5,700	432,858
		1,193,054

Medical & Dental - Instruments & Supplies - 1.2%
Bausch & Lomb, Inc.	500	41,500
Becton Dickinson & Co.	2,500	131,175
Biomet, Inc.	2,475	85,734
Boston Scientific Corp.*	7,400	199,800
C.R. Bard, Inc.	1,000	66,510
Guidant Corp.	3,100	208,630
St. Jude Medical, Inc.*	3,600	156,996
Stryker Corp.	3,700	175,972
Zimmer Holdings, Inc.*	2,380	181,285
		1,247,602

Milling - Fruit & Grain Production - 0.1%
Archer-Daniels-Midland Co.	5,892	125,971

Miscellaneous Equipment - 0.0%
W.W. Grainger, Inc.	800	43,832

Multi-Sector Companies - 4.6%
3M Co.	7,500	542,250
Brunswick Corp.	1,000	43,320
Eaton Corp.	1,400	83,860
Fortune Brands, Inc.	1,400	124,320
General Electric Co.	103,100	3,572,415
Honeywell International, Inc.	8,337	305,384
ITT Industries, Inc.	900	87,867
Johnson Controls, Inc.	1,900	107,027
Textron, Inc.	1,300	98,605
		4,965,048

Equity Securities - Cont'd	Shares	Value
Office Furniture & Business Equipment - 0.3%
Lexmark International, Inc.*	1,200	$77,796
Pitney Bowes, Inc.	2,200	95,810
Xerox Corp.*	9,300	128,247
		301,853

Office Supplies - 0.0%
Avery Dennison Corp.	900	47,664

Offshore Drilling - 0.2%
Transocean, Inc.*	3,081	166,282

Oil - 0.0%
Ashland, Inc.	600	43,122

Oil - Crude Producers - 1.1%
Anadarko Petroleum Corp.	2,274	186,809
Apache Corp.	3,096	200,002
Burlington Resources, Inc.	3,800	209,912
Devon Energy Corp.	4,600	233,128
EOG Resources, Inc.	2,400	136,320
Kerr-McGee Corp.	1,096	83,636
XTO Energy, Inc.	3,466	117,809
		1,167,616

Oil - Integrated Domestic - 1.1%
Amerada Hess Corp.	800	85,208
ConocoPhillips	13,588	781,174
Occidental Petroleum Corp.	3,900	300,027
		1,166,409

Oil - Integrated International - 4.7%
Chevron Corp.	20,404	1,140,992
Exxon Mobil Corp.	61,850	3,554,519
Marathon Oil Corp.	3,400	181,458
Unocal Corp.	2,700	175,635
		5,052,604

Paints & Coatings - 0.2%
PPG Industries, Inc.	1,700	106,692
Sherwin-Williams Co.	1,300	61,217
		167,909

Paper - 0.2%
International Paper Co.	4,831	145,945
MeadWestvaco Corp.	1,600	44,864
		190,809

Photography - 0.1%
Eastman Kodak Co.	2,800	75,180

Production Technology Equipment - 0.4%
Applied Materials, Inc.	16,000	258,880
KLA-Tencor Corp.	1,900	83,030
Novellus Systems, Inc.*	1,200	29,652
Teradyne, Inc.*	2,000	23,940
		395,502

Publishing - Miscellaneous - 0.2%
McGraw-Hill Co.'s, Inc.	3,700	163,725
Meredith Corp.	300	14,718

Equity Securities - Cont'd	Shares	Value
Publishing - Miscellaneous - Cont'd
RR Donnelley & Sons Co.	2,100	$72,471
		250,914

Publishing - Newspapers - 0.3%
Gannett Co., Inc.	2,400	170,712
Knight Ridder, Inc.	700	42,938
New York Times Co.	1,500	46,725
Tribune Co.	2,902	102,092
		362,467

Radio & Television Broadcasters - 0.2%
Clear Channel Communications, Inc.	5,000	154,650
Univision Communications, Inc.*	2,800	77,140
		231,790

Railroads - 0.5%
Burlington Northern Santa Fe Corp.	3,700	174,196
CSX Corp.	2,100	89,586
Norfolk Southern Corp.	3,900	120,744
Union Pacific Corp.	2,600	168,480
		553,006

Real Estate Investment Trust - 0.6%
Apartment Investment & Management Co.	1,000	40,920
Archstone-Smith Trust	2,000	77,240
Equity Office Properties Trust	3,900	129,090
Equity Residential Properties Trust	2,800	103,096
Plum Creek Timber Co., Inc.	1,800	65,340
ProLogis	1,700	68,408
Simon Property Group, Inc.	2,100	152,229
		636,323

Recreational Vehicles & Boats - 0.1%
Harley-Davidson, Inc.	2,800	138,880

Restaurants - 0.7%
Darden Restaurants, Inc.	1,350	44,523
McDonald's Corp.	12,400	344,100
Starbucks Corp.*	3,800	196,308
Wendy's International, Inc.	1,100	52,415
Yum! Brands, Inc.	2,800	145,824
		783,170

Retail - 5.2%
Autonation, Inc.*	2,200	45,144
Autozone, Inc.*	600	55,476
Bed Bath & Beyond, Inc.*	2,900	121,162
Best Buy Co., Inc.	2,900	198,795
Big Lots, Inc.*	1,200	15,888
Circuit City Stores, Inc.	1,900	32,851
Costco Wholesale Corp.	4,600	206,172
Dillards, Inc.	800	18,736
Dollar General Corp.	2,850	58,026
Family Dollar Stores, Inc.	1,500	39,150
Federated Department Stores, Inc.	1,700	124,576
Fisher Scientific International, Inc.*	1,200	77,880
Gap, Inc.	7,500	148,125
Home Depot, Inc.	20,900	813,010
J.C. Penney Co., Inc.	2,600	136,708
Kohl's Corp.*	3,200	178,912

Equity Securities - Cont'd	Shares	Value
Retail - Cont'd
Limited Brands, Inc.	3,881	$83,131
Lowe's Co.'s, Inc.	7,500	436,650
May Department Stores Co.	2,800	112,448
Nordstrom, Inc.	1,200	81,564
Office Depot, Inc.*	3,100	70,804
OfficeMax, Inc.	700	20,839
RadioShack Corp.	1,400	32,438
Sears Holdings Corp.*	1,029	154,216
Staples, Inc.	7,300	155,636
Target Corp.	8,600	467,926
TJX Co.'s, Inc.	4,700	114,445
Toys R Us, Inc.*	2,200	58,256
Wal-Mart Stores, Inc.	32,600	1,571,320
		5,630,284

Savings & Loans - 0.6%
Golden West Financial Corp.	2,800	180,264
Sovereign Bancorp, Inc.	3,500	78,190
Washington Mutual, Inc.	8,400	341,796
		600,250

Scientific Equipment & Supplies - 0.0%
Applera Corp. - Applied Biosystems Group	1,800	35,406

Securities Brokers & Services - 0.9%
Bear Stearns Co.'s, Inc.	1,085	112,775
Charles Schwab Corp.	11,200	126,336
Countrywide Financial Corp.	5,700	220,077
E*Trade Financial Corp.*	3,200	44,768
Franklin Resources, Inc.	1,900	146,262
Lehman Brothers Holdings, Inc.	2,700	268,056
		918,274

Services - Commercial - 0.9%
Allied Waste Industries, Inc.*	2,000	15,860
Cendant Corp.	10,200	228,174
Cintas Corp.	1,500	57,900
Convergys Corp.*	1,600	22,752
eBay, Inc.*	11,800	389,518
Monster Worldwide, Inc.*	1,200	34,416
Robert Half International, Inc.	1,500	37,455
Sabre Holdings Corp.	1,434	28,608
Waste Management, Inc.	5,600	158,704
		973,387

Shoes - 0.2%
Nike, Inc., Class B	2,200	190,520
Reebok International Ltd.	600	25,098
		215,618

Soaps & Household Chemicals - 1.5%
Clorox Co.	1,500	83,580
Colgate-Palmolive Co.	5,100	254,541
Procter & Gamble Co.	24,100	1,271,275
		1,609,396

Steel - 0.1%
Allegheny Technologies, Inc.	750	16,545
Nucor Corp.	1,600	72,992
United States Steel Corp.	1,200	41,244
		130,781

Equity Securities - Cont'd	Shares	Value
Telecommunications Equipment - 0.0%
Andrew Corp.*	1,600	$20,416

Textiles Apparel Manufacturers - 0.2%
Coach, Inc.*	3,700	124,209
Jones Apparel Group, Inc.	1,200	37,248
Liz Claiborne, Inc.	1,100	43,736
VF Corp.	900	51,498
		256,691

Tires & Rubber - 0.0%
Cooper Tire & Rubber Co.	800	14,856
Goodyear Tire & Rubber Co.*	1,800	26,820
		41,676

Tobacco - 1.4%
Altria Group, Inc.	20,100	1,299,666
Reynolds American, Inc.	1,100	86,680
UST, Inc.	1,600	73,056
		1,459,402

Toys - 0.1%
Hasbro, Inc.	1,600	33,264
Mattel, Inc.	3,900	71,370
		104,634

Transportation Miscellaneous - 0.7%
United Parcel Service, Inc., Class B	10,800	746,928

Utilities - Cable, Television, & Radio - 0.6%
Comcast Corp.*	21,481	659,467

Utilities - Electrical - 3.2%
AES Corp.*	6,100	99,918
Allegheny Energy, Inc.*	1,300	32,786
Ameren Corp.	1,900	105,070
American Electric Power Co., Inc.	3,700	136,419
Centerpoint Energy, Inc.	2,800	36,988
Cinergy Corp.	1,900	85,158
CMS Energy Corp.*	1,800	27,108
Consolidated Edison, Inc.	2,400	112,416
Constellation Energy Group, Inc.	1,700	98,073
Dominion Resources, Inc.	3,316	243,361
DTE Energy Co.	1,700	79,509
Duke Energy Corp.	9,000	267,570
Edison International	3,200	129,760
Entergy Corp.	2,100	158,655
Exelon Corp.	6,500	333,645
FirstEnergy Corp.	3,161	152,076
FPL Group, Inc.	3,700	155,622
NiSource, Inc.	2,740	67,760
PG&E Corp.	3,400	127,636
Pinnacle West Capital Corp.	1,000	44,450
PPL Corp.	1,900	112,822
Progress Energy, Inc.	2,441	110,431
Public Service Enterprise Group, Inc.	2,300	139,886
Southern Co.	7,300	253,091
Teco Energy, Inc.	2,000	37,820
TXU Corp.	2,300	191,107
XCEL Energy, Inc.	4,045	78,958
		3,418,095

Equity Securities - Cont'd	Shares	Value
Utilities - Gas Distribution - 0.3%
KeySpan Corp.	1,600	$65,120
Kinder Morgan, Inc.	1,000	83,200
Nicor, Inc.	500	20,585
Peoples Energy Corp.	400	17,384
Sempra Energy	2,400	99,144
		285,433

Utilities - Gas Pipelines - 0.2%
Dynegy, Inc.*	3,200	15,552
El Paso Corp.	6,059	69,800
Williams Co.'s, Inc.	5,600	106,400
		191,752

Utilities - Telecommunications - 3.1%
Alltel Corp.	3,200	199,296
AT&T Corp.	7,815	148,798
Bellsouth Corp.	17,800	472,946
CenturyTel, Inc.	1,300	45,019
Citizens Communications Co.	3,000	40,320
Nextel Communications, Inc.*	10,900	352,179
Qwest Communications International, Inc.*	15,534	57,631
SBC Communications, Inc.	32,200	764,750
Sprint Corp.	14,400	361,296
Verizon Communications, Inc.	26,944	930,915
		3,373,150

Total Equity Securities (Cost $116,112,911)		105,897,061

Money Market Funds - 0.9%
AIM STIC Prime Fund	1,018,022	1,018,022
Federated Prime Obligations Fund	16	16

Total Money Market Funds (Cost $1,018,038)		1,018,038

	Principal
U.S. Treasury - 0.6%	Amount	Value
U.S. Treasury Bills, 9/8/05#	$645,000	$641,366

Total U.S. Treasury (Cost $641,366)		641,366

Total Investments (Cost $117,772,315) - 100.0%		107,556,465
Other assets and liabilities, net - (0.0%)		(21,589)
Net Assets - 100%		$107,534,876

Net Assets Consist of:
Paid-in capital applicable to 829,989 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$146,249,794
Undistributed net investment income		998,329
Accumulated net realized gain (loss) on investments		(29,476,212)
Net unrealized appreciation (depreciation) on investments		(10,237,035)

Net Assets		$107,534,876

Net Asset Value Per Share		$129.56

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
E-mini S&P 500#	29	9/05	$1,733,475	($21,185)

* Non-income producing security.

# Futures collateralized by 645,000 units of U.S. Treasury Bills.

See notes to financial statements.

Index 500 Portfolio
Statement of Operations
Six Months Ended June 30, 2005

Net Investment Income
Investment Income:
Dividend income	$988,285
Interest income	19,761
Total investment income	1,008,046

Expenses:
Investment advisory fee	132,281
Transfer agent fees and expenses	1,114
Accounting fees	16,616
Directors' fees and expenses	5,555
Administrative fees	27,559
Custodian fees	51,942
Reports to shareholders	24,975
Professional fees	9,355
Miscellaneous	5,571
Total expenses	274,968
Reimbursement from Advisor	(63,857)
Fees paid indirectly	(1,666)
Net expenses	209,445

Net Investment Income	798,601

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Securities	(987,476)
Futures	21,255
(966,221)

Change in unrealized appreciation (depreciation) on:
Securities	(1,055,739)
Futures	(38,452)
(1,094,191)

Net Realized and Unrealized Gain
(Loss) on Investments	(2,060,412)

Increase (Decrease) in Net Assets
Resulting From Operations	($1,261,811)

See notes to financial statements.

Index 500 Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$798,601	$1,881,566
Net realized gain (loss) on investments	(966,221)	(868,642)
Change in unrealized appreciation (depreciation)	(1,094,191)	10,344,302

Increase (Decrease) in Net Assets
Resulting From Operations	(1,261,811)	11,357,226

Distributions to shareholders from:
Net investment income	--	(1,968,349)

Capital share transactions:
Shares sold	5,689,945	18,006,936
Reinvestment of distributions	--	1,968,349
Shares redeemed	(15,036,458)	(30,590,731)
Total capital share transactions	(9,346,513)	(10,615,446)

Total Increase (Decrease) in Net Assets	(10,608,324)	(1,226,569)

Net Assets
Beginning of period	118,143,200	119,369,769
End of period (including undistributed net investment income of $998,329 and $199,728 respectively)	$107,534,876	$118,143,200

Capital Share Activity
Shares sold	44,327	146,148
Reinvestment of distributions	--	15,027
Shares redeemed	(117,476)	(249,605)
Total capital share activity	(73,149)	(88,430)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Index 500 Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2005, no securities were fair valued under the direction of the Board of Directors.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .24% of the Portfolio's average daily net assets. Under the terms of the agreement, $12,114 was payable at period end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2006. The contractual expense cap is .38%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,478 was payable at period end. In addition, $13,534, was payable at period end for operating expenses paid by CASC during June 2005.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $1,802,593 and $10,190,372, respectively.

The cost of investments owned at June 30, 2005 for federal income tax purposes was $126,166,374. Net unrealized depreciation aggregated $18,609,909, of which $18,763,445 related to appreciated securities and $37,373,354 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $4,509,591, $12,775,077, $2,110,080, and $960,576 at December 31, 2004 may be utilized to offset future capital gains until expiration in December 2009, December 2010, December 2011, and December 2012, respectively.

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Index 500 Portfolio	2005	2004	2003
Net asset value, beginning	$130.81	$120.38	$95.07
Income from investment operations
Net investment income	0.98	2.15	1.47
Net realized and unrealized gain (loss)	(2.23)	10.50	25.38
Total from investment operations	(1.25)	12.65	26.85
Distributions from
Net investment income	--	(2.22)	(1.54)
Net realized gain	--	--	--
Total distributions	--	(2.22)	(1.54)
Total increase (decrease) in net asset value	(1.25)	10.43	25.31
Net asset value, ending	$129.56	$130.81	$120.38

Total return*	(.96%)	10.50%	28.24%
Ratios to average net assets: A
Net investment income	1.45% (a)	1.63%	1.40%
Total expenses	.50% (a)	.53%	.46%
Expenses before offsets	.38% (a)	.40%	.38%
Net expenses	.38% (a)	.38%	.38%
Portfolio turnover	2%	4%	6%
Net assets, ending (in thousands)	$107,535	$118,143	$119,370

		Years Ended
	December 31,	December 31,	December 31,
Index 500 Portfolio	2002	2001	2000
Net asset value, beginning	$124.30	$148.66	$167.30
Income from investment operations
Net investment income	1.45	1.48	1.63
Net realized and unrealized gain (loss)	(29.16)	(19.87)	(17.55)
Total from investment operations	(27.71)	(18.39)	(15.92)
Distributions from
Net investment income	(1.52)	(1.92)	(.89)
Net realized gain	--	(4.05)	(1.83)
Total distributions	(1.52)	(5.97)	(2.72)
Total increase (decrease) in net asset value	(29.23)	(24.36)	(18.64)
Net asset value, ending	$95.07	$124.30	$148.66

Total return*	(22.29%)	(12.42%)	(9.54%)
Ratios to average net assets: A
Net investment income	1.22%	1.00%	.99%
Total expenses	.48%	.44%	.40%
Expenses before offsets	.39%	.39%	.31%
Net expenses	.38%	.38%	.30%
Portfolio turnover	9%	6%	32%
Net assets, ending (in thousands)	$95,894	$145,808	$182,781

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting Disclosure

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Ameritas
Midcap Growth
Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report
June 30, 2005

Ameritas

Ameritas Midcap Growth Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2005

3	Economic Sectors
4	Shareholder Expense Example
5	Statement of Net Assets
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Notes to Financial Statements
15	Financial Highlights
16	Explanation of Financial Tables
17	Proxy Voting and Availability of Quarterly Portfolio Holdings

Midcap Growth Portfolio
Economic Sectors
June 30, 2005

% of Total
Economic Sectors	Investments
Consumer Discretionary	30.1%
Financial Services	5.3%
Healthcare	21.4%
Materials & Processing	3.3%
Other Energy	10.2%
Producer Durables	8.2%
Technology	14.3%
Utilities	7.2%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05

Actual	$1,000.00	$1,009.00	$4.68
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.13	$4.71

* Expenses are equal to the Fund's annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 181/365.

Midcap Growth Portfolio
Statement of Net Assets
June 30, 2005

Equity Securities - 96.0%	Shares	Value
Advertising Agencies - 1.2%
Lamar Advertising Co.*	20,500	$876,785

Biotechnology - Research & Production - 2.6%
Celgene Corp.*	13,100	534,087
Charles River Laboratories International, Inc.*	21,900	1,056,675
Vicuron Pharmaceuticals, Inc.*	9,900	276,210
		1,866,972

Cable Television Services - 0.9%
Liberty Global, Inc.*	13,350	623,045

Casinos & Gambling - 2.2%
Harrah's Entertainment, Inc.	12,000	864,840
Kerzner International Ltd.*	12,700	723,265
		1,588,105

Coal - 2.3%
Peabody Energy Corp.	31,850	1,657,474

Commercial Information Services - 1.5%
NetEase.com, Inc. (ADR)*	18,100	1,033,691

Communications & Media - 0.6%
Gemstar-TV Guide International, Inc.*	127,100	456,289

Communications Technology - 2.0%
Brocade Communications Systems, Inc.*	172,800	670,464
L-3 Communications Holdings, Inc.	9,710	743,592
		1,414,056

Computer - Services, Software & Systems - 2.5%
Akamai Technologies, Inc.*	41,050	538,986
NAVTEQ Corp.*	33,700	1,252,966
		1,791,952

Computer Technology - 5.8%
Apple Computer, Inc.*	42,250	1,555,222
ATI Technologies, Inc.*	45,650	540,953
PalmOne, Inc.*	37,900	1,128,283
Western Digital Corp.*	66,200	888,404
		4,112,862

Consumer Electronics - 3.1%
NetFlix, Inc.*	100,050	1,641,821
Take-Two Interactive Software, Inc.*	21,000	534,450
		2,176,271

Cosmetics - 0.7%
Estee Lauder Co.'s, Inc.	12,600	493,038

Diversified Production - 2.1%
Pentair, Inc.	35,350	1,513,334

Equity Securities - Cont'd	Shares	Value
Drugs & Pharmaceuticals - 3.8%
MGI Pharma, Inc.*	15,700	$341,632
Nektar Therapeutics*	19,600	330,064
Sepracor, Inc.*	22,650	1,359,226
Vertex Pharmaceuticals, Inc.*	38,500	648,340
		2,679,262

Education Services - 1.8%
Education Management Corp.*	37,850	1,276,681

Electronics - Medical Systems - 0.8%
Varian Medical Systems, Inc.*	15,050	561,816

Electronics - Semiconductors / Components - 1.8%
Linear Technology Corp.	16,000	587,040
National Semiconductor Corp.	17,000	374,510
Tessera Technologies, Inc.*	10,400	347,464
		1,309,014

Electronics - Technology - 2.2%
Rockwell Automation, Inc.	21,550	1,049,701
Trimble Navigation Ltd.*	13,250	516,352
		1,566,053

Energy & Contracting Services - 0.4%
Chicago Bridge & Iron Co. NV	11,500	262,890

Entertainment - 3.0%
DreamWorks Animation SKG, Inc.*	32,250	844,950
Shanda Interactive Entertainment Ltd. (ADR)*	35,750	1,315,242
		2,160,192

Financial Data Processing Services - 1.0%
Global Payments, Inc.	10,000	678,000

Financial Miscellaneous - 1.6%
CapitalSource, Inc.*	57,900	1,136,577

Healthcare Facilities - 4.9%
DaVita, Inc.*	19,450	884,586
Health Management Associates, Inc.	50,300	1,316,854
Quest Diagnostics, Inc.	16,700	889,609
Sunrise Senior Living, Inc.*	6,700	361,666
		3,452,715

Healthcare Management Services - 6.7%
AMERIGROUP Corp.*	18,750	753,750
Community Health Systems, Inc.*	37,450	1,415,235
Humana, Inc.*	27,400	1,088,876
PacifiCare Health Systems, Inc.*	15,800	1,128,910
WebMD Corp.*	34,900	358,423
		4,745,194

Home Building - 2.2%
Pulte Homes, Inc.	8,650	728,762
Toll Brothers, Inc.*	8,200	832,710
		1,561,472

Hotel / Motel - 0.9%
Hilton Hotels Corp.	14,150	337,477
Wynn Resorts Ltd.*	6,800	321,436
		658,913

Equity Securities - Cont'd	Shares	Value
Identification Control & Filter Devices - 1.4%
Roper Industries, Inc.	13,450	$959,927

Insurance - Multi-Line - 1.0%
Genworth Financial, Inc.	24,550	742,147

Investment Management Companies - 0.9%
Affiliated Managers Group, Inc.*	9,650	659,385

Jewelry Watches & Gems - 1.0%
Fossil, Inc.*	32,250	732,075

Leisure Time - 0.6%
Penn National Gaming, Inc.*	11,900	434,350

Machinery - Industrial / Specialty - 0.7%
Joy Global, Inc.	14,450	485,376

Machinery - Oil Well Equipment & Services - 5.3%
BJ Services Co.	16,700	876,416
Enterprise Products Partners, LP	20,350	545,176
National Oilwell Varco Inc*	32,500	1,545,050
Patterson-UTI Energy, Inc.	30,050	836,292
		3,802,934

Medical & Dental - Instruments & Supplies - 2.8%
Bausch & Lomb, Inc.	9,700	805,100
C.R. Bard, Inc.	9,650	641,821
Cooper Co's, Inc.	8,400	511,224
		1,958,145

Metal Fabricating - 2.0%
Lone Star Technologies, Inc.*	31,950	1,453,725

Metals & Minerals Miscellaneous - 0.9%
Cleveland-Cliffs, Inc.	11,400	658,464

Offshore Drilling - 0.5%
Transocean, Inc.*	6,600	356,202

Oil - Crude Producers - 2.3%
EOG Resources, Inc.	14,950	849,160
Talisman Energy, Inc.	20,150	757,036
		1,606,196

Production Technology Equipment - 1.1%
SiRF Technology Holdings, Inc.*	21,900	387,192
Teradyne, Inc.*	34,500	412,965
		800,157

Radio & Television Broadcasters - 6.0%
CKx, Inc.*	46,800	602,082
Sirius Satellite Radio, Inc.*	244,950	1,587,276
Univision Communications, Inc.*	13,750	378,812
XM Satellite Radio Holdings, Inc.*	50,750	1,708,245
		4,276,415

Restaurants - 0.5%
Applebee's International, Inc.	13,850	366,887

Equity Securities - Cont'd	Shares	Value
Retail - 3.4%
Electronics Boutique Holdings Corp.*	8,450	$536,491
PETsMART, Inc.	20,650	626,727
Saks, Inc.*	65,550	1,243,483
		2,406,701

Savings & Loans - 0.8%
Hudson City Bancorp, Inc.	47,300	539,693

Services - Commercial - 0.9%
Cogent, Inc.*	10,900	311,195
Monster Worldwide, Inc.*	12,200	349,896
		661,091

Telecommunications Equipment - 0.7%
Arris Group, Inc.*	57,700	502,567

Textiles Apparel Manufacturers - 1.7%
Coach, Inc.*	36,150	1,213,556

Utilities - Gas Pipelines - 0.9%
Williams Co.'s, Inc.	31,650	601,350

Utilities - Telecommunications - 2.0%
NeuStar, Inc.*	3,000	76,800
Nextel Partners, Inc.*	41,150	1,035,745
NII Holdings, Inc.*	4,900	313,306
		1,425,851

Total Equity Securities (Cost $61,732,444)		68,295,847

	Principal
U.S. Government Agencies and Instrumentalities - 4.2%	Amount	Value
Fannie Mae Discount Notes:
7/1/05	$100,000	$100,000
9/21/05	900,000	893,389
Farmer Mac Discount Notes, 7/1/05	100,000	100,000
Federal Home Loan Bank Discount Notes:
7/6/05	100,000	99,957
7/20/05	300,000	299,498
8/5/05	100,000	99,698
8/24/05	400,000	398,152
8/26/05	800,000	796,018
10/17/05	100,000	99,022
Freddie Mac Discount Notes, 9/30/05	100,000	99,171

Total U.S. Government Agencies and Instrumentalities (Cost $2,984,905)		2,984,905

TOTAL INVESTMENTS (Cost $64,717,349) - 100.2%		71,280,752
Other assets and liabilities, net - (0.2%)		(151,452)
Net Assets - 100%		$71,129,300

Net Assets Consist Of:
Paid-in capital applicable to 1,973,989 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$62,832,460
Undistributed net investment income (loss)		(190,327)
Accumulated net realized gain (loss) on investments		1,923,764
Net unrealized appreciation (depreciation) on investments		6,563,403

Net Assets		$71,129,300

Net Asset Value Per Share		$36.03

Abbreviations:

ADR: American Depository Receipt

LP: Limited Partnership

* Non-income producing security.

See notes to financial statements.

Midcap Growth Portfolio
Statement of Operations
Six Months Ended June 30, 2005

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $132)	$120,601
Interest income	19,803
Total investment income	140,404

Expenses:
Investment advisory fee	281,473
Transfer agent fees and expenses	1,263
Accounting fees	11,886
Directors' fees and expenses	3,529
Administrative fees	24,794
Custodian fees	21,803
Reports to shareholders	15,310
Professional fees	8,863
Miscellaneous	4,631
Total expenses	373,552
Reimbursement from Advisor	(40,222)
Fees paid indirectly	(2,599)
Net expenses	330,731

Net Investment Income (Loss)	(190,327)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	2,817,880
Change in unrealized appreciation (depreciation)	(2,146,425)

Net Realized and Unrealized Gain
(Loss) on Investments	671,455

Increase (Decrease) in Net Assets
Resulting From Operations	$481,128

See notes to financial statements.

Midcap Growth Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	($190,327)	($475,217)
Net realized gain (loss) on investments	2,817,880	11,295,706
Change in unrealized appreciation or (depreciation)	(2,146,425)	(2,086,918)

Increase (Decrease) in Net Assets
Resulting From Operations	481,128	8,733,571

Capital share transactions:
Shares sold	3,038,446	9,636,894
Shares redeemed	(8,257,981)	(16,553,542)
Total capital share transactions	(5,219,535)	(6,916,648)

Total Increase (Decrease) in Net Assets	(4,738,407)	1,816,923

Net Assets
Beginning of period	75,867,707	74,050,784
End of period (including net investment loss of $190,327 and $0, respectively)	$71,129,300	$75,867,707

Capital Share Activity
Shares sold	86,907	291,916
Shares redeemed	(237,273)	(519,272)
Total capital share activity	(150,366)	(227,356)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas MidCap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2005, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .80% of the Portfolio's average daily net assets. Under the terms of the agreement, $40,327 was payable at period end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2006. The contractual expense cap is .94%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,110 was payable at period end. In addition, $7,757 was payable at period end for operating expenses paid by CASC during June 2005.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $65,326,586 and $71,128,898, respectively.

The cost of investments owned at June 30, 2005 for federal income tax purposes was $65,247,784. Net unrealized appreciation aggregated $6,032,968, of which $8,005,268 related to appreciated securities and $1,972,300 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $358,996 at December 31, 2004 may be utilized to offset future capital gains until expiration in December 2010.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2005. For the six months ended June 30, 2005, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$67,765	3.52%	$566,246	March 2005

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
MidCap Growth Portfolio	2005	2004	2003
Net asset value, beginning	$35.71	$31.49	$21.38
Income from investment operations
Net investment income (loss)	(.10)	(.22)	(.19)
Net realized and unrealized gain (loss)	.42	4.44	10.30
Total from investment operations	.32	4.22	10.11
Total increase (decrease) in net asset value	.32	4.22	10.11
Net asset value, ending	$36.03	$35.71	$31.49

Total return*	.90%	13.40%	47.29%
Ratios to average net assets: A
Net investment income (loss)	(0.54%) (a)	(.65%)	(.73%)
Total expenses	1.06% (a)	1.06%	1.04%
Expenses before offsets	.95% (a)	.94%	.94%
Net expenses	.94% (a)	.94%	.94%
Portfolio turnover	93%	230%	213%
Net assets, ending (in thousands)	$71,129	$75,868	$74,051

		Years Ended
	December 31,	December 31,	December 31,
MidCap Growth Portfolio	2002	2001	2000
Net asset value, beginning	$30.50	$34.56	$31.50
Income from investment operations
Net investment income (loss)	(.18)	(.20)	(.03)
Net realized and unrealized gain (loss)	(8.94)	(2.33)	4.00
Total from investment operations	(9.12)	(2.53)	3.97
Distributions from
Net realized gains	--	(1.53)	(.91)
Total increase (decrease) in net asset value	(9.12)	(4.06)	3.06
Net asset value, ending	$21.38	$30.50	$34.56

Total return*	(29.90%)	(7.37%)	12.56%
Ratios to average net assets: A
Net investment income (loss)	(.60%)	(.60%)	(.09%)
Total expenses	1.05%	.96%	.94%
Expenses before offsets	.94%	.95%	.87%
Net expenses	.94%	.94%	.86%
Portfolio turnover	325%	137%	118%
Net assets, ending (in thousands)	$52,917	$96,548	$126,698

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Ameritas
Money Market
Portfolio
Portfolio within Calvert Variable Series, Inc.

semi-Annual Report
June 30, 2005

Ameritas

Ameritas Money Market Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2005

3	Investment Allocation
4	Shareholder Expense Example
5	Statement of Net Assets
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Notes to Financial Statements
13	Financial Highlights
14	Explanation of Financial Tables
15	Proxy Voting and Availability of Quarterly Portfolio Holdings

Money Market Portfolio
Investment allocation
June 30, 2005

% of Total
Investment Allocation	Investments
Taxable Variable Rate Demand Notes	84.1%
U.S. Government Agencies and Instrumentalities	15.9%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05

Actual	$1,000.00	$1,012.00	$1.80
Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.01	$1.81

* Expenses are equal to the Fund's annualized expense ratio of 0.36%, multiplied by the average account value over the period, multiplied by 181/365.

Money Market Portfolio
Statement of Net Assets
June 30, 2005

	Principal
Taxable Variable Rate Demand Notes* - 83.5%	Amount	Value
Alabama State IDA Revenue, 3.39%, 5/1/10, LOC: Regions Bank (r)	$110,000	$110,000
Alameda County California IDA Revenue, 3.20%, 7/1/30, LOC: Union Bank,
C/LOC: CalSTERS (r)	2,100,000	2,100,000
American Healthcare Funding LLC, 3.33%, 5/1/27, LOC: LaSalle Bank (r)	325,000	325,000
Atmore Alabama Industrial Development Board Revenue, 3.45%, 8/1/22,
LOC: Whitney National Bank, C/LOC: Bank of New York (r)	100,000	100,000
Bochasanwais Shree Akshar Purushottam Swaminarayan Sanstha, Inc., 3.44%, 6/1/21,
LOC: Comercia Bank (r)	1,430,000	1,430,000
Butler County Alabama IDA Revenue, 3.40%, 3/1/12, LOC: Whitney National Bank,
C/LOC: FHLB (r)	805,000	805,000
Byron Park, 3.42%, 1/20/31, LOC: Credit Lyonnais (r)	2,100,000	2,100,000
California Statewide Communities Development Authority Revenue, 3.42%, 12/15/36,
LOC: Bank of the West (r)	2,300,000	2,300,000
Chatham Centre LLC, 3.55%, 4/1/22, LOC: Bank of North Georgia (r)	320,000	320,000
Dakota County Minnesota MFH Revenue, 3.33%, 1/1/38, LOC: LaSalle Bank (r)	1,000,000	1,000,000
Dunn Nursing Home, Inc., 3.34%, 2/1/24, LOC: Peoples Bank & Trust, C/LOC: FHLB (r)	835,000	835,000
Durham North Carolina GO, 3.41%, 5/1/18, BPA: Bank of America (r)	2,415,000	2,415,000
Enclave at Lynn Haven LLC, 3.33%, 10/1/29, LOC: State Bank & Trust, C/LOC: FHLB (r)	245,000	245,000
Florida State Housing Finance Corp. MFH Revenue:
3.37%, 10/15/32, LOC: Fannie Mae (r)	570,000	570,000
3.35%, 11/1/32, LOC: Freddie Mac (r)	1,450,000	1,450,000
Four Fishers LLC, 3.49%, 4/1/24, LOC: Standard Federal Bank (r)	1,650,000	1,650,000
Fulton County Georgia IDA Revenue, 3.13%, 12/1/10, LOC: Branch Bank & Trust (r)	635,000	635,000
Grove City Church of the Nazarene, 3.39%, 2/1/24, LOC: National City Bank (r)	2,952,000	2,952,000
Hillcrest Baptist Church, 3.44%, 12/1/20, LOC: SouthTrust Bank (r)	4,350,000	4,350,000
Holland Board of Public Works Home Building Co., 3.47%, 11/1/22,
LOC: Wells Fargo Bank (r)	1,275,000	1,275,000
Illinois State Development Finance Authority Revenue, 3.44%, 7/1/10, LOC: LaSalle Bank (r)	500,000	500,000
Indiana State Development Finance Authority Revenue, 3.30%, 9/1/16,
LOC: JP Morgan Chase Bank (r)	3,150,000	3,150,000
Kaneville Road Joint Venture, Inc., 3.39%, 11/1/32, LOC: First American Bank,
C/LOC: FHLB (r)	540,000	540,000
Kansas City Missouri IDA MFH Revenue, 3.44%, 3/1/35, LOC: LaSalle Bank (r)	870,000	870,000
Lancaster California Redevelopment Agency MFH Revenue, 3.40%, 1/15/35,
LOC: Fannie Mae (r)	500,000	500,000
Long Beach California GO, 3.32%, 11/1/30, LOC: Allied Irish Bank (r)	2,000,000	2,000,000
Maniilaq Association Alaska Revenue, 3.30%, 11/1/22, LOC: Washington Mutual Bank,
C/LOC: FHLB (r)	1,400,000	1,400,000
Meyer Cookware Industries, Inc., 3.33%, 5/1/27, LOC: BNP Paribas (r)	545,000	545,000
Mississippi Business Finance Corp. Revenue, 3.45%, 8/1/24, LOC: Union Planters National (r)	1,920,000	1,920,000
Montgomery New York Industrial Development Board Pollution Control Revenue, 3.49%, 5/1/25,
LOC: FHLB (r)	980,000	980,000
New York City New York IDA Revenue, 3.45%, 6/1/30, LOC: Citibank (r)	2,500,000	2,500,000
Omaha Nebraska SO, 3.43%, 2/1/26, BPA: Dexia Credit Local, AMBAC Insured (r)	500,000	500,000
Osprey Management Co. LLC, 3.37%, 6/1/27, LOC: Wells Fargo Bank (r)	900,000	900,000
Pennsylvania State Higher Educational Facilities Authority Revenue, 3.82%, 11/1/36,
LOC: Sovereign Bank FSB, C/LOC: UniCredito Italiano Bank plc (r)	150,000	150,000
Peoploungers, Inc., 3.40%, 4/1/18, LOC: Bank of New Albany, C/LOC: FHLB (r)	170,000	170,000
Portage Indiana Economic Development Revenue, 3.59%, 3/1/20, LOC: FHLB (r)	470,000	470,000
Post Apartment Homes LP, 3.34%, 7/15/29, CA: Fannie Mae (r)	2,790,000	2,790,000
Rex Lumber LLC, 3.37%, 2/1/22, LOC: Whitney National Bank, C/LOC: FHLB (r)	1,500,000	1,500,000
Rocketship Properties III LLC, 3.51%, 6/1/21, LOC: National Bank of South Carolina (r)	515,000	515,000
San Joaquin Mariners Association LP, 3.42%, 7/1/29,
LOC: Credit Suisse First Boston Corp. (r)	155,000	155,000

	Principal
Taxable Variable Rate Demand Notes - Cont'd	Amount	Value
Savannah Georgia Economic Development Authority Revenue, 3.30%, 3/1/18,
LOC: SunTrust Bank (r)	$1,040,000	$1,040,000
Schenectady County New York IDA Revenue, 3.39%, 11/1/10, LOC: Fleet National Bank (r)	160,000	160,000
Sea Island Co., 3.62%, 2/1/21, LOC: Columbus Bank & Trust (r)	1,895,000	1,895,000
Shawnee Kansas Private Activity Revenue, 3.30%, 12/1/12, LOC: JP Morgan Chase Bank (r)	1,170,000	1,170,000
Southeast Alabama Gas Distribution Revenue, 3.40%, 6/1/25,
BPA: AmSouth Bank, AMBAC Insured (r)	2,245,000	2,245,000
St. Joseph County Indiana Economic Development Revenue, 3.64%, 6/1/27, LOC: FHLB (r)	110,000	110,000
St. Paul Minnesota Port Authority Revenue:
3.75%, 3/1/07, LOC: Dexia Credit Local (r)	255,000	255,000
3.83%, 6/1/11, LOC: U.S. Bank (r)	435,000	435,000
3.43%, 12/1/23, LOC: Dexia Credit Local (r)	750,000	750,000
StorageMax Midtown LLC, 3.34%, 5/20/23, LOC: State Bank & Trust, C/LOC: FHLB (r)	770,000	770,000
Taylor County Kentucky Tax Notes, 3.40%, 1/1/19, LOC: Peoples Bank & Trust,
C/LOC: FHLB (r)	465,000	465,000
Tyler Enterprises LLC, 3.34%, 10/1/22, LOC: Peoples Bank & Trust, C/LOC: FHLB (r)	275,000	275,000
Washington State Housing Finance Commission Revenue:
Rose Creek, 3.35%, 2/1/28, LOC: U.S. Bank (r)	450,000	450,000
Twin Ponds, 3.35%, 2/1/28, LOC: U.S. Bank (r)	1,220,000	1,220,000

Total Taxable Variable Rate Demand Notes (Cost $60,262,000)		60,262,000

U.S. Government Agencies and Instrumentalities - 15.8%
Fannie Mae:
2.50%, 5/10/06	1,000,000	989,577
3.25%, 7/12/06	1,000,000	994,909
Fannie Mae Discount Notes, 3/31/06	1,000,000	974,141
Federal Farm Credit Bank Discount Notes, 8/16/05	1,000,000	997,355
Federal Home Loan Bank:
1.70%, 12/30/05	1,000,000	992,985
3.30%, 5/24/06	1,000,000	1,000,000
3.25%, 6/22/06	1,000,000	1,000,000
Federal Home Loan Bank Discount Notes, 6/2/06	1,000,000	967,800
Freddie Mac:
1.875%, 6/30/06	1,000,000	982,970
3.70%, 6/30/06	1,000,000	1,000,000
Freddie Mac Discount Notes:
12/13/05	500,000	493,503
5/30/06	1,000,000	967,856

Total U.S. Government Agencies and Instrumentalities (Cost $11,361,096)		11,361,096

Total Investments (Cost $71,623,096) - 99.3%		71,623,096
Other assets and liabilities, net - 0.7%		515,259
Net Assets - 100%		$72,138,355

Net Assets Consist of:
Par value and paid-in capital applicable to 72,176,508 shares of common stock outstanding; $0.01 par value, 2,000,000,000 shares authorized		$72,136,557
Undistributed net investment income		1,798

Net Assets		$72,138,355

Net Asset Value Per Share		$1.00

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Optional tender features give these securities a shorter effective maturity date.

Explanation of Guarantees:	Abbreviations:

BPA: Bond-Purchase Agreement	AMBAC: American Municipal Bond Assurance Corp.	LP: Limited Partnership
CA: Credit Agreement	FHLB: Federal Home Loan Bank	MFH: Multi-Family Housing
C/LOC: Confirming Letter of Credit	GO: General Obligation	SO: Special Obligation
LOC: Letter of Credit	IDA: Industrial Development Authority
LLC: Limited Liability Corporation

See notes to financial statements.

Money Market Portfolio
Statement of Operations
Six Months Ended June 30, 2005

Net Investment Income
Investment Income:
Interest income	$1,072,433

Expenses:
Investment advisory fee	77,624
Transfer agency fees and expenses	1,031
Accounting fees	8,695
Directors' fees and expenses	3,630
Administrative Services fees	24,795
Insurance	10,456
Custodian fees	8,845
Reports to shareholders	16,928
Professional fees	8,476
Miscellaneous	4,139
Total expenses	164,619
Reimbursement from Advisor	(20,215)
Fees paid indirectly	(4,681)
Net expenses	139,723

Net Investment Income	932,710

Realized Gain (Loss) on Investments
Net realized gain (loss) on investments	--

Net Realized Gain
(Loss) on Investments	--

Increase (Decrease) in Net Assets
Resulting From Operations	$932,710

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$932,710	$1,162,715
Net realized gain (loss)	--	4,943

Increase (Decrease) in Net Assets
Resulting From Operations	932,710	1,167,658

Distributions to shareholders from:
Net investment income	(938,316)	(1,159,806)

Capital share transactions:
Shares sold	36,344,996	92,224,685
Reinvestment of distributions	935,952	1,159,530
Shares redeemed	(41,746,156)	(143,671,339)
Total capital share transactions	(4,465,208)	(50,287,124)

Total Increase (Decrease) in Net Assets	(4,470,814)	(50,279,272)

Net Assets
Beginning of period	76,609,169	126,888,441
End of period (including undistributed net investment income of $1,798 and $7,404, respectively)	$72,138,355	$76,609,169

Capital Share Activity
Shares sold	36,344,996	92,224,685
Reinvestment of distributions	935,952	1,159,530
Shares redeemed	(41,746,156)	(143,671,339)
Total capital share activity	(4,465,208)	(50,287,124)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Money Market Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. All securities held by the Portfolio are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Fund has obtained private insurance that partially protects the Portfolio against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Portfolio are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the Portfolio maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .20% of the Portfolio's average daily net assets. Under the terms of the agreement, $8,268 was payable at period end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2006. The contractual expense cap is .36%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,110 was payable at period end. In addition, $4,782 was payable at period end for operating expenses paid by CASC during June 2005.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolios. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

The cost of investments owned at June 30, 2005 for federal income tax purposes was $71,623,096.

The Portfolio may engage in interportfolio purchase and sales transactions with other Portfolios. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2005, purchase and sale transactions were $43,620,000 and $51,515,000, respectively.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2005. For the six months ended June 30, 2005, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$2,270	2.79%	$410,951	January 2005

NOTE E -- SUBSEQUENT EVENT

On July 22, 2005, the net assets of the Calvert Variable Series, Inc. Calvert Social Money Market Portfolio merged into the Calvert Variable Series, Inc. Ameritas Money Market Portfolio. The merger was accomplished by a tax-free exchange of 11,678,845 shares of the Ameritas Money Market Portfolio for 11,678,845 shares of the Calvert Social Money Market Portfolio outstanding at July 22, 2005. The Calvert Social Money Market Portfolio's net assets as of July 22, 2005 were combined with those of the Ameritas Money Market Portfolio.

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Money Market Portfolio	2005	2004	2003
Net asset value, at beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.012	.012	.010
Total investment operations	.012	.012	.010
Distributions from
Net investment income	(.012)	(.012)	(.010)
Total increase (decrease) in net asset value	--	--	--
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.20%	1.17%	1.00%
Ratios to average net assets: A
Net investment income	2.40% (a)	1.13%	1.00%
Total expenses	.42% (a)	.37%	.36%
Expenses before offsets	.37% (a)	.37%	.36%
Net expenses	.36% (a)	.36%	.36%
Net assets, ending (in thousands)	$72,138	$76,609	$126,888

		Years Ended
	December 31,	December 31,	December 31,
Money Market Portfolio	2002	2001	2000
Net asset value, at beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.016	.04	.06
Total investment operations	016.04		.06
Distributions from
Net investment income	(.016)	(.04)	(.01)
Total increase (decrease) in net asset value	--	--	--
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.61%	3.96%	6.43%**
Ratios to average net assets: A
Net investment income	1.60%	3.81%	6.24%
Total expenses	.38%	.38%	.33%
Expenses before offsets	.37%	.38%	.30%
Net expenses	.36%	.36%	.28%
Net assets, ending (in thousands)	$162,177	$166,218	$139,320

(a) Annualized.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

** Total return would have been 6.18% without the payment by affiliate that was the result of a securities transaction to reimburse the effect of a loss to the Portfolio.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or by visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Ameritas
Select
Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report
June 30, 2005

Ameritas

Ameritas Select Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2005

3	Economic Sectors
4	Shareholder Expense Example
5	Schedule of Investments
7	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Notes to Financial Statements
12	Financial Highlights
13	Explanation of Financial Tables
14	Proxy Voting and Availability of Quarterly Portfolio Holdings

Select Portfolio
Economic Sectors
June 30, 2005

% of Total
Economic Sectors	Investments
Auto & Transportation	2.2%
Consumer Discretionary	40.6%
Consumer Staples	4.2%
Financial Services	22.6%
Health Care	11.7%
Materials & Processing	3.8%
Other Energy	3.8%
Technology	7.2%
Utilities	3.9%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05

Actual	$1,000.00	$1,030.20	$5.89
Hypothetical (5% return per year before expenses)	$1,000.00	$1,018.99	$5.86

* Expenses are equal to the Fund's annualized expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 181/365.

Select Portfolio
Schedule of Investments
June 30, 2005

Equity Securities - 92.0%	Shares	Value
Beverage - Soft Drinks - 3.9%
Coca-Cola Enterprises, Inc.	72,900	$1,604,529

Biotechnology - Research & Production - 1.8%
Baxter International, Inc.	20,000	742,000

Building - Air Conditioning - 3.5%
York International Corp.	38,300	1,455,400

Cable Television Services - 2.2%
Liberty Media Corp.*	91,000	927,290

Communications & Media - 3.2%
Time Warner, Inc.*	80,200	1,340,142

Drugs & Pharmaceuticals - 4.9%
Bristol-Myers Squibb Co.	22,000	549,560
Hospira, Inc.*	38,000	1,482,000
		2,031,560

Electronics - Semiconductors/Components - 3.0%
National Semiconductor Corp.	55,800	1,229,274

Electronics - Technology - 3.6%
Raytheon Co.	38,000	1,486,560

Financial Information Services - 2.1%
Moody's Corp.	19,000	854,240

Financial Miscellaneous - 5.5%
H & R Block, Inc.	38,700	2,258,145

Healthcare Services - 4.1%
Omnicare, Inc.	39,500	1,675,985

Household Equipment & Products - 1.2%
Black & Decker Corp.	5,700	512,145

Insurance - Life - 1.4%
Conseco, Inc.*	26,000	567,320

Miscellaneous Business & Consumer Discretionary - 3.5%
E.W. Scripps Co.	29,500	1,439,600

Oil - Crude Producers - 3.5%
Burlington Resources, Inc.	26,200	1,447,288

Publishing - Miscellaneous - 4.1%
RR Donnelley & Sons Co.	49,000	1,690,990

Publishing - Newspapers - 2.5%
Knight Ridder, Inc.	17,000	1,042,780

Recreational Vehicles & Boats - 2.0%
Harley-Davidson, Inc.	16,500	818,400

Equity Securities - Cont'd	Shares	Value
Restaurants - 4.9%
Yum! Brands, Inc.	38,600	$2,010,288

Retail - 7.9%
AutoNation, Inc.*	70,000	1,436,400
CDW Corp.	6,900	393,921
TJX Co.'s, Inc.	59,000	1,436,650
		3,266,971

Savings & Loans - 11.9%
Sovereign Bancorp, Inc.	75,000	1,675,500
Washington Mutual, Inc.	79,500	3,234,855
		4,910,355

Services - Commercial - 2.1%
Aramark Corp., Class B	32,600	860,640

Textiles Apparel Manufacturers - 3.0%
Liz Claiborne, Inc.	30,600	1,216,656

Toys - 2.6%
Mattel, Inc.	58,900	1,077,870

Utilities - Cable, Television, & Radio - 3.6%
Cablevision Systems Corp.*	45,700	1,471,540

Total Equity Securities (Cost $31,077,869)		37,937,968

Total Investments (Cost $31,077,869) - 92.0%		37,937,968
Other assets and liabilities, net - 8.0%		3,291,768
Net Assets - 100%		$41,229,736

* Non-income producing security.

See notes to financial statements.

Select Portfolio
Statement of Assets and Liabilities

June 30, 2005

Assets
Investments in securities, at value (Cost $31,077,869) - See accompanying schedule	$37,937,968
Cash	3,305,846
Receivable for shares sold	26,576
Interest and dividends receivable	30,041
Other assets	282
Total assets	41,300,713

Liabilities
Payable for securities purchased	16,704
Payable to Ameritas Investment Corp.	30,621
Payable to Calvert Administrative Services Company, Inc.	5,825
Accrued expenses and other liabilities	17,827
Total liabilities	70,977
Net Assets	$41,229,736

Net Assets Consist of:
Paid-in capital applicable to 1,859,925 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$33,756,698
Undistributed net investment income	55,815
Accumulated net realized gain (loss) on investments	557,124
Net unrealized appreciation (depreciation) on investments	6,860,099

Net Assets	$41,229,736

Net Asset Value Per Share	$22.17

See notes to financial statements.

Select Portfolio
Statement of Operations
Six Months Ended June 30, 2005

Net Investment Income
Investment Income:
Dividend income	$250,390
Total investment income	250,390

Expenses:
Investment advisory fee	171,090
Transfer agent fees and expenses	833
Accounting fees	8,117
Directors' fees and expenses	1,925
Administrative fees	24,795
Custodian fees	3,683
Reports to shareholders	7,877
Professional fees	7,912
Miscellaneous	3,502
Total expenses	229,734
Fees paid indirectly	(12,089)
Net expenses	217,645

Net Investment Income	32,745

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	1,128,693
Change in unrealized appreciation (depreciation)	67,452

Net Realized and Unrealized Gain
(Loss) on Investments	1,196,145

Increase (Decrease) in Net Assets
Resulting From Operations	$1,228,890

See notes to financial statements.

Select Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$32,745	$125,627
Net realized gain (loss) on investments	1,128,693	1,466,823
Change in unrealized appreciation (depreciation)	67,452	1,390,750

Increase (Decrease) in Net Assets
Resulting From Operations	1,228,890	2,983,200

Distributions to shareholders from:
Net investment income	--	(126,611)

Capital share transactions:
Shares sold:	5,090,399	6,081,823
Reinvestment of distributions	--	126,611
Shares redeemed	(1,273,143)	(4,853,146)
Total capital share transactions	3,817,256	1,355,288

Total Increase (Decrease) in Net Assets	5,046,146	4,211,877

Net Assets
Beginning of period	36,183,590	31,971,713
End of period (including undistributed net investment income of $55,815 and $23,070, respectively)	$41,229,736	$36,183,590

Capital Share Activity
Shares sold	238,639	302,301
Reinvestment of distributions	--	5,886
Shares redeemed	(59,614)	(243,280)
Total capital share activity	179,025	64,907

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Select Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2005, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.92% of the Portfolio's average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2006. The contractual expense cap is 1.50%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor benefits from the expense offset arrangement and the Advisor's obligation under the contractual limitation is reduced by the credits earned.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $9,640,747 and $5,200,349, respectively.

The cost of investments owned at June 30, 2005 for federal income tax purposes was $31,077,869. Net unrealized appreciation aggregated $6,860,099, of which $7,055,148 related to appreciated securities and 195,049 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $564,491 and $7,078 at December 31, 2004 may be utilized to offset future capital gains until expiration in December 2010 and December 2011, respectively.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. For the six months ended June 30, 2005, there were no borrowings by the Portfolio under the agreement.

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Select Portfolio	2005	2004	2003
Net asset value, beginning	$21.53	$19.78	$15.33
Income from investment operations
Net investment income (loss)	0.02	.07	.04
Net realized and unrealized gain (loss)	0.62	1.76	4.44
Total from investment operations	0.64	1.83	4.48
Distributions from:
Net investment income	--	(.08)	(.03)
Total increase (decrease) in net asset value	0.64	1.75	4.45
Net asset value, ending	$22.17	$21.53	$19.78

Total return*	2.97%	9.23%	29.22%
Ratios to average net assets: A
Net investment income (loss)	.18% (a)	.38%	.24%
Total expenses	1.24% (a)	1.22%	1.29%
Expenses before offsets	1.24% (a)	1.22%	1.29%
Net expenses	1.17% (a)	1.21%	1.22%
Portfolio turnover	15%	29%	28%
Net assets, ending (in thousands)	$41,230	$36,184	$31,972

	Periods Ended
	December 31,	December 31,
Select Portfolio	2002	2001(z)
Net asset value, beginning	$17.84	$15.00
Income from investment operations
Net investment income (loss)	--	.01
Net realized and unrealized gain (loss)	(2.50)	2.83
Total from investment operations	(2.50)	2.84
Distributions from:
Net investment income	(.01)	--
Total increase (decrease) in net asset value	(2.51)	2.84
Net asset value, ending	$15.33	$17.84

Total return*	(14.04%)	18.93%
Ratios to average net assets: A
Net investment income (loss)	.03%	.08% (a)
Total expenses	1.30%	1.45% (a)
Expenses before offsets	1.30%	1.45% (a)
Net expenses	1.23%	1.26% (a)
Portfolio turnover	16%	14%
Net assets, ending (in thousands)	$25,253	$20,575

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

(z) From January 2, 2001 inception.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Ameritas
Small Capitalization
Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report
June 30, 2005

Ameritas

Ameritas Small Capitalization Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2005

3	Economic Sectors
4	Shareholder Expense Example
5	Schedule of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Notes to Financial Statements
14	Financial Highlights
15	Explanation of Financial Tables
16	Proxy Voting and Availability of Quarterly Portfolio Holdings

Small Capitalization Portfolio
Economic sectors
June 30, 2005

% of Total
Economic Sectors	Investments

Auto & Transportation	2.4%
Consumer Discretionary	24.8%
Financial Services	8.6%
Health Care	21.9%
Materials & Processing	8.0%
Other Energy	7.3%
Producer Durables	10.0%
Technology	17.0%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05

Actual	$1,000.00	$983.40	$4.92
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.84	$5.01

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365.

Small Capitalization Portfolio
Schedule of Investments
June 30, 2005

Equity Securities - 95.7%	Shares	Value
Agriculture - Fish & Ranch - 2.1%
Delta & Pine Land Co.	30,400	$761,824

Aluminum - 3.2%
Aleris International, Inc.*	51,475	1,160,761

Auto Trucks & Parts - 0.6%
Gentex Corp.	11,100	202,020

Biotechnology - Research & Production - 1.3%
deCODE genetics, Inc.*	51,600	484,524

Casinos & Gambling - 3.9%
Alliance Gaming Corp.*	25,200	353,304
Nevada Gold & Casinos, Inc.*	13,200	143,220
Shuffle Master, Inc.*	32,175	901,865
		1,398,389

Commercial Information Services - 0.2%
RADWARE Ltd.*	4,204	76,008

Communications Technology - 3.1%
EMS Technologies, Inc.*	34,000	508,300
Tekelec, Inc.*	35,550	597,240
		1,105,540

Computer - Services, Software & Systems - 6.4%
Ansys Inc.*	21,775	773,230
Datastream Systems, Inc.*	86,300	628,264
eCollege.com, Inc.*	18,000	214,200
Internet Capital Group, Inc.*	60,750	445,298
Netsmart Technologies, Inc.*	29,125	262,125
		2,323,117

Computer Technology - 3.8%
Radisys Corp.*	43,025	694,854
UNOVA, Inc.*	25,875	689,051
		1,383,905

Consumer Electronics - 2.4%
Universal Electronics, Inc.*	52,606	872,734

Drugs & Pharmaceuticals - 1.5%
Dendreon Corp.*	28,375	148,401
Medicis Pharmaceutical Corp.	12,125	384,726
		533,127

Electrical Equipment & Components - 0.5%
Littelfuse, Inc.*	5,895	164,176

Electronic Equipment & Components - 1.7%
General Cable Corp.*	42,275	626,938

Electronics - Semiconductors / Components - 1.7%
Integrated Device Technology, Inc.*	57,300	615,975

Equity Securities - Cont'd	Shares	Value
Electronics - Technology - 1.2%
OYO Geospace Corp.*	10,900	$228,682
Photon Dynamics, Inc.*	10,800	222,588
		451,270

Energy Miscellaneous - 0.8%
FuelCell Energy, Inc.*	10,950	111,799
Tetra Technologies, Inc.*	6,075	193,489
		305,288

Entertainment - 1.8%
Lions Gate Entertainment Corp.*	64,775	664,591

Financial Data Processing Services - 2.2%
Global Payments, Inc.	11,700	793,260

Financial Information Services - 2.6%
FactSet Research Systems, Inc.	26,050	933,632

Financial Miscellaneous - 0.9%
Cash America International, Inc.	15,725	316,387

Healthcare Facilities - 2.0%
American Healthways, Inc.*	17,425	736,555

Healthcare Management Services - 4.6%
Centene Corp.*	11,500	386,170
Eclipsys Corp.*	38,200	537,474
Horizon Health Corp.*	32,000	748,480
		1,672,124

Household Furnishings - 2.4%
Tempur-Pedic International, Inc.*	39,000	865,020

Insurance - Property & Casualty - 2.1%
Philadelphia Consolidated Holding Co.*	8,900	754,364

Leisure Time - 1.5%
SCP Pool Corp.	15,500	543,895

Machinery - Industrial / Specialty - 1.6%
Actuant Corp.*	11,825	566,891

Machinery - Oil Well Equipment & Services - 1.9%
Patterson-UTI Energy, Inc.	25,025	696,446

Machinery - Specialty - 2.0%
Applied Films Corp.*	27,800	711,680

Medical & Dental - Instruments & Supplies - 11.5%
American Medical Systems Holdings, Inc.*	43,600	900,340
Arrow International, Inc.	14,450	460,955
Cooper Co's, Inc.	5,200	316,472
DJ Orthopedics, Inc.*	15,475	424,479
Inamed Corp.*	11,000	736,670
Respironics, Inc.*	30,800	1,112,188
Thoratec Corp.*	12,800	196,352
		4,147,456

Equity Securities - Cont'd	Shares	Value
Metal Fabricating - 2.4%
Maverick Tube Corp.*	13,700	$408,260
NS Group, Inc.*	13,875	451,076
		859,336

Oil-Integrated Domestic - 0.7%
Core Laboratories NV*	9,925	266,189

Oil - Crude Producers - 3.5%
Unit Corp.*	29,000	1,276,290

Pollution Control & Environmental Services - 2.9%
Duratek, Inc.*	29,645	687,171
Headwaters, Inc.*	10,400	357,552
		1,044,723

Retail - 6.4%
Blue Nile, Inc.*	7,125	232,916
Build-A-Bear Workshop, Inc.*	15,050	352,923
Cabela's, Inc.*	25,150	537,204
Genesco, Inc.*	31,700	1,175,753
		2,298,796

Savings & Loans - 0.5%
BankAtlantic Bancorp, Inc.	7,750	146,862
Harbor Florida Bancshares, Inc.	975	36,469
		183,331

Services - Commercial - 5.1%
Corrections Corp of America*	15,800	620,150
Waste Connections, Inc.*	32,400	1,208,196
		1,828,346

Shipping - 1.7%
OMI Corp.	32,475	617,350

Telecommunications Equipment - 0.9%
C-COR, Inc.*	49,500	339,075

Textiles Apparel Manufacturers - 0.1%
Orange 21, Inc.*	5,575	28,600

Total Equity Securities (Cost $32,432,454)		34,609,933

Total Investments (Cost $32,432,454) - 95.7%		34,609,933
Other assets and liabilities, net - 4.3%		1,536,619
Net Assets - 100%		$36,146,552

* Non-income producing security.

See notes to financial statements.

Small Capitalization Portfolio
Statement of Assets and Liabilities
June 30, 2005

Assets
Investments in securities, at value (Cost $32,432,454) - See accompanying schedule	$34,609,933
Cash	1,001,398
Receivable for securities sold	982,106
Receivable for shares sold	778
Dividends and interest receivable	3,377
Other assets	331
Total assets	36,597,923

Liabilities
Payable for securities purchased	401,570
Payable for shares redeemed	862
Payable to Ameritas Investment Corp.	19,501
Payable to Calvert Administrative Services Company	7,021
Accrued expenses and other liabilities	22,417
Total liabilities	451,371
Net assets	$36,146,552

Net Assets Consist of:
Paid-in capital applicable to 1,358,181 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$72,768,687
Undistributed net investment income (loss)	(145,981)
Accumulated net realized gain (loss) on investments	(38,653,633)
Net unrealized appreciation (depreciation) on investments	2,177,479

Net Assets	$36,146,552

Net Asset Value Per Share	$26.61

See notes to financial statements.

Small Capitalization Portfolio
Statement of Operations
Six Months Ended June 30, 2005

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $192)	$34,178
Total investment income	34,178

Expenses:
Investment advisory fee	153,135
Transfer agent fees and expenses	1,117
Accounting fees	7,679
Directors' fees and expenses	1,789
Administrative fees	24,794
Custodian fees	12,594
Reports to shareholders	10,394
Professional fees	8,462
Miscellaneous	3,840
Total expenses	223,804
Reimbursement from Advisor	(26,565)
Fees paid indirectly	(17,080)
Net expenses	180,159

Net Investment Income (Loss)	(145,981)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(849,106)
Change in unrealized appreciation (depreciation)	220,798

Net Realized and Unrealized Gain
(Loss) on Investments	(628,308)

Increase (Decrease) in Net Assets
Resulting From Operations	($774,289)

See notes to financial statements.

Small Capitalization Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	($145,981)	($347,784)
Net realized gain (loss) on investments	(849,106)	6,909,357
Change in unrealized appreciation (depreciation)	220,798	(5,853,156)

Increase (Decrease) in Net Assets
Resulting From Operations	(774,289)	708,417

Capital share transactions:
Shares sold	1,153,249	4,865,787
Shares redeemed	(4,112,725)	(7,789,473)
Total capital share transactions	(2,959,476)	(2,923,686)

Total Increase (Decrease) in Net Assets	(3,733,765)	(2,215,269)

Net Assets
Beginning of period	39,880,317	42,095,586
End of period (including net investment loss of $145,981 and $0, respectively)	$36,146,552	$39,880,317

Capital Share Activity
Shares sold	45,179	186,436
Shares redeemed	(160,546)	(305,117)
Total capital share activity	(115,367)	(118,681)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Small Capitalization Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2005, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .85% of the Portfolio's average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2006. The contractual expense cap is 1.00%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $9,273,670 and $13,784,898 respectively.

The cost of investments owned at June 30, 2005 for federal income tax purposes was $32,451,332. Net unrealized appreciation aggregated $2,158,601, of which $3,399,269 related to appreciated securities and $1,240,668 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $25,901,859, and $11,902,668 at December 31, 2004 may be utilized to offset future capital gains until expiration in December 2009, and December 2010, respectively.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds.

The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2005. For the six months ended June 30, 2005, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$840	3.18%	$79,906	January 2005

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Small Capitalization Portfolio	2005	2004	2003
Net asset value, beginning	$27.06	$26.44	$19.04
Income from investment operations
Net investment income (loss)	(.11)	(.24)	(.19)
Net realized and unrealized gain (loss)	(.34)	.86	7.59
Total from investment operations	(.45)	.62	7.40
Total increase (decrease) in net asset value	(.45)	.62	7.40
Net asset value, ending	$26.61	$27.06	$26.44

Total return*	(1.66%)	2.34%	38.87%
Ratios to average net assets: A
Net investment income (loss)	(.81%)(a)	(.90%)	(.83%)
Total expenses	1.24% (a)	1.29%	1.26%
Expenses before offsets	1.09% (a)	1.04%	1.04%
Net expenses	1.00% (a)	1.00%	1.00%
Portfolio turnover	26%	349%	169%
Net assets, ending (in thousands)	$36,147	$39,880	$42,096

		Years Ended
	December 31,	December 31,	December 31,
Small Capitalization Portfolio	2002	2001	2000
Net asset value, beginning	$29.40	$40.42	$56.42
Income from investment operations
Net investment income (loss)	(.23)	(.14)	(.18)
Net realized and unrealized gain (loss)	(10.13)	(10.88)	(15.55)
Total from investment operations	(10.36)	(11.02)	(15.73)
Distributions from
Net realized gains	--	--	(.27)
Total increase (decrease) in net asset value	(10.36)	(11.02)	(16.00)
Net asset value, ending	$19.04	$29.40	$40.42

Total return*	(35.24%)	(27.26%)	(27.90%)
Ratios to average net assets: A
Net investment income (loss)	(.91%)	(.48%)	(.33%)
Total expenses	1.16%	1.11%	1.00%
Expenses before offsets	1.05%	1.02%	.93%
Net expenses	1.00%	1.00%	.91%
Portfolio turnover	140%	252%	217%
Net assets, ending (in thousands)	$31,762	$62,780	$90,017

(a) Annualized.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Ameritas
Small Company Equity Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report
June 30, 2005

Ameritas

Ameritas Small Company Equity Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2005

3	Economic Sectors
4	Shareholder Expense Example
5	Statement of Net Assets
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Notes to Financial Statements
13	Financial Highlights
14	Explanation of Financial Tables
15	Proxy Voting and Availability of Quarterly Portfolio Holdings

Small Company Equity Portfolio
Economic Sectors
June 30, 2005

% of Total
Economic Sectors	Investments
Auto and Transportation	7.8%
Consumer Discretionary	24.4%
Financial Services	18.2%
Healthcare	6.9%
Materials and Processing	7.6%
Other	2.7%
Other Energy	9.6%
Producer Durables	11.2%
Technology	11.4%
Utilities	0.2%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05

Actual	$1,000.00	$946.10	$7.07
Hypothetical (5% return per year before expenses)	$1,000.00	$1,017.53	$7.33

* Expenses are equal to the Fund's annualized expense ratio of 1.47%, multiplied by the average account value over the period, multiplied by 181/365.

* Non-income producing security.

See notes to financial statements.

SMALL COMPANY EQUITY PORTFOLIO
STATEMENT OF NET ASSETS
JUNE 30, 2005
EQUITY SECURITIES - 97.4%	SHARES	VALUE
Advertising Agencies - 3.2%
Advo, Inc.	18,200	$579,670
Valassis Communications, Inc.	7,300	270,465
		850,135
Aerospace - 0.8%
Heico Corp.	8,600	201,326
Banks - Outside New York City - 7.8%
Alabama National Bancorp	2,800	183,036
Boston Private Financial Holdings, Inc.	19,000	478,800
Financial Institutions, Inc.	10,300	185,606
Hanmi Financial Corp.	29,000	484,300
Pacific Capital Bancorp	11,800	437,544
UMB Financial Corp.	5,300	302,259
Western Alliance Bancorp*	100	2,540
		2,074,085
Building - Heat & Plumbing - 0.7%
Interline Brands, Inc.*	10,000	198,000
Building Materials - 1.1%
Trex Co, Inc.*	10,900	280,130
Chemicals - 1.6%
MacDermid, Inc.	13,700	426,892
Coal - 0.2%
Foundation Coal Holdings, Inc.	2,300	59,662
Commercial Information Services - 1.8%
Arbitron, Inc.*	11,400	489,060
Communications Technology - 1.3%
Bel Fuse, Inc., Class B	11,600	354,496
Computer - Services, Software & Systems - 2.9%
Ansoft Corp.*	16,000	386,560
Dendrite International, Inc.* 27,900	385,020
		771,580
Consumer Products - 0.4%
Matthews International Corp.	2,900	112,984
Cosmetics - 0.7%
Revlon, Inc.*	55,800	171,306
Drugs & Pharmaceuticals - 2.9%
Taro Pharmaceuticals Industries Ltd.* 13,700	398,259
Valeant Pharmaceuticals International	21,100	371,993
		770,252
Electronic Equipment & Components - 2.9%
AZZ, Inc.*	17,100	295,830
Baldor Electric Co.	19,600	476,672
		772,502

EQUITY SECURITIES - CONT'D	SHARES	VALUE
Electronics - 1.5%
Ii-Vi, Inc.	21,500	$395,385
Electronics - Semiconductors / Components - 2.7%
Actel Corp.*	1,300	18,070
Excel Technology, Inc.*	9,800	238,140
Micrel, Inc.*	39,100	450,432
		706,642
Electronics - Technology - 2.7%
Coherent, Inc.*	19,900	716,599
Energy Equipment - 2.0%
Global Power Equipment Group, Inc.*	68,200	542,190
Financial Data Processing Services - 1.2%
Wright Express Corp.*	16,800	310,296
Financial Miscellaneous - 1.0%
Sterling Bancorp	12,046	257,182
Healthcare Management Services - 1.0%
Corvel Corp.*	10,900	273,808
Healthcare Services - 1.4%
LabOne, Inc.*	9,200	366,252
Identification Control & Filter Devices - 1.4%
Mine Safety Appliances Co.	8,000	369,600
Insurance - Property & Casualty - 1.2%
Donegal Group, Inc.	16,509	329,520
Jewelry Watches & Gems - 1.4%
Fossil, Inc.*	16,100	365,470
Machinery - Industrial / Specialty - 1.6%
Actuant Corp.*	7,200	345,168
Met-Pro Corp.	5,899	89,488
		434,656
Machinery - Oil Well Equipment & Services - 5.4%
Rowan Co.'s, Inc.*	10,500	311,955
RPC, Inc.	33,250	562,590
W-H Energy Services, Inc.*	22,100	550,953
		1,425,498
Medical & Dental - Instruments and Supplies - 1.4%
West Pharmaceutical Services, Inc.	13,500	378,675
Metal Fabricating - 1.5%
Kaydon Corp.	14,300	398,255
Mischellaneous Materials & Processing - 1.0%
Xerium Technologies, Inc.*	22,100	261,885
Multi-Sector Companies - 2.7%
Carlisle Co.'s, Inc.	3,800	260,794
Teleflex, Inc.	7,600	451,212
		712,006
Oil - Crude Producers - 1.7%
Unit Corp.*	10,200	448,902

EQUITY SECURITIES - CONT'D SHARES VALUE
Plastics - 1.5%
Spartech Corp.	22,500	$400,500
Pollution Control & Environmental Services - 2.0%
Headwaters, Inc.*	15,700	539,766
Production Technology Equipment - 2.2%
Mykrolis Corp.*	41,300	586,873
Radio & Television Broadcasters - 2.9%
Lin TV Corp.*	21,500	298,635
Saga Communications, Inc.*	33,550	469,700
		768,335
Recreational Vehicles & Boats - 1.3%
Marine Products Corp.	24,475	356,111
Restaurants - 2.9%
Rare Hospitality International, Inc.*	14,750	449,433
Steak N Shake Co.*	17,700	329,574
		779,007
Retail - 6.0%
Big 5 Sporting Goods Corp.	18,700	530,706
Coldwater Creek, Inc.*	21,350	531,828
DSW, Inc.*	100	2,495
Sportsman's Guide, Inc.*	27,800	521,250
		1,586,279
Savings & Loans - 5.0%
Fidelity Bankshares, Inc.	12,500	331,500
First Republic Bank	15,925	562,630
Webster Financial Corp.	9,300	434,217
		1,328,347
Securities Brokers & Services - 1.5%
Jefferies Group, Inc.	10,700	405,423
Services - Commercial - 1.9%
G & K Services, Inc.	13,500	509,355
Textiles Apparel Manufacturers - 2.6%
Carter's, Inc.*	12,000	700,560
Volcom, Inc.*	100	2,677
		703,237
Transportation Miscellaneous - 1.5%
CH Robinson Worldwide, Inc.	6,800	395,760
Truckers - 4.8%
Heartland Express, Inc.	16,500	320,595
Knight Transportation, Inc.	11,525	280,403
Landstar System, Inc.*	22,300	671,676
		1,272,674
Utilities - Telecommunications - 0.2%
Iowa Telecommunications Services, Inc.	2,500	46,875
Total Equity Securities (Cost $22,639,916)		25,903,773
TOTAL INVESTMENTS (Cost $22,639,916) - 97.4%		25,903,773
Other assets and liabilities, net - 2.6%		703,389
Net Assets - 100%		$26,607,162
NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,114,697 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$22,045,650
Undistributed net investment income (loss)		(107,989)
Accumulated net realized gain (loss) on investments		1,405,644
Net unrealized appreciation (depreciation) on investments		3,263,857
NET ASSETS		$26,607,162
NET ASSET VALUE PER SHARE		$23.87

* Non-income producing security.

See notes to financial statements.

Small Company Equity Portfolio
Statement of Operations
Six Months Ended June 30, 2005

Net Investment Income
Investment Income:
Dividend income	$85,553
Total investment income	85,553

Expenses:
Investment advisory fee	147,940
Transfer agent fees and expenses	792
Accounting fees	7,104
Directors' fees and expenses	1,383
Administrative fees	24,794
Custodian fees	14,649
Reports to shareholders	6,374
Professional fees	8,339
Miscellaneous	3,281
Total expenses	214,656
Fees paid indirectly	(21,114)
Net expenses	193,542

Net Investment Income (Loss)	(107,989)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	1,049,683
Change in unrealized appreciation (depreciation)	(2,453,665)

Net Realized and Unrealized Gain
(Loss) on Investments	(1,403,982)

Increase (Decrease) in Net Assets
Resulting From Operations	($1,511,971)

See notes to financial statements.

Small Company Equity Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	($107,989)	($200,132)
Net realized gain (loss) on investments	1,049,683	1,585,858
Change in unrealized appreciation (depreciation)	(2,453,665)	2,119,679

Increase (Decrease) in Net Assets
Resulting From Operations	(1,511,971)	3,505,405

Distributions to shareholders from:
Net realized gain	--	(1,764,135)

Capital share transactions:
Shares sold	3,192,222	5,425,824
Reinvestment of distributions	--	1,764,135
Shares redeemed	(2,484,636)	(4,689,427)
Total capital share transactions	707,586	2,500,532

Total Increase (Decrease) in Net Assets	(804,385)	4,241,802

Net Assets
Beginning of period	27,411,547	23,169,745
End of period (including net investment loss of $107,989 and $0, respectively)	$26,607,162	$27,411,547

Capital Share Activity
Shares sold	132,718	226,284
Reinvestment of distributions	--	69,812
Shares redeemed	(104,522)	(199,333)
Total capital share activity	28,196	96,763

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Small Company Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2005, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 1.12% of the Portfolio's average daily net assets. Under the terms of the agreement, $24,523 was payable at period end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2006. The contractual expense cap is 1.50%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor benefits from the expense offset arrangement and the Advisor's obligation under the contractual limitation is reduced by the credits earned.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,110 was payable at period end. In addition, $1,349 was payable at period end for operating expenses paid by CASC during June 2005.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $6,862,628 and $5,519,595, respectively.

The cost of investments owned at June 30, 2005 for federal income tax purposes was $22,643,932. Net unrealized appreciation aggregated $3,259,841, of which $4,325,062 related to appreciated securities and $1,065,221 related to depreciated securities.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. For the six months ended June 30, 2005, there were no borrowings by the Portfolio under the agreement.

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Small Company Equity	2005	2004	2003
Net asset value, beginning	$25.23	$23.41	$17.79
Income from investment operations
Net investment income (loss)	(.10)	(.18)	(.15)
Net realized and unrealized gain (loss)	(1.26)	3.74	6.55
Total from investment operations	(1.36)	3.56	6.40
Distributions from:
Net realized gain	--	(1.74)	(.78)
Total increase (decrease) in net asset value	(1.36)	1.82	5.62
Net asset value, ending	$23.87	$25.23	$23.41

Total return*	(5.39%)	15.18%	35.91%
Ratios to average net assets: A
Net investment income (loss)	(.82%) (a)	(.84%)	(.79%)
Total expenses	1.63% (a)	1.61%	1.78%
Expenses before offsets	1.63% (a)	1.54%	1.57%
Net expenses	1.47% (a)	1.50%	1.50%
Portfolio turnover	22%	49%	55%
Net assets, ending (in thousands)	$26,607	$27,412	$23,170

	Periods Ended
	December 31,	December 31,
Small Company Equity	2002	2001(z)
Net asset value, beginning	$19.46	$15.00
Income from investment operations
Net investment income (loss)	(.14)	(.08)
Net realized and unrealized gain (loss)	(1.29)	4.94
Total from investment operations	(1.43)	4.86
Distributions from:
Net realized gain	(.24)	(.40)
Total increase (decrease) in net asset value	(1.67)	4.46
Net asset value, ending	$17.79	$19.46

Total return*	(7.32%)	32.42%
Ratios to average net assets: A
Net investment income (loss)	(.76%)	(.67%) (a)
Total expenses	1.82%	2.38% (a)
Expenses before offsets	1.64%	1.97% (a)
Net expenses	1.50%	1.50% (a)
Portfolio turnover	46%	75%
Net assets, ending (in thousands)	$16,511	$11,844

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Not annualized for periods less than one year.

(z) From January 2, 2001 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Calvert

Investments that make a difference(R)

June 30, 2005
Semi-Annual Report
Calvert Variable Series, Inc.
Calvert Social Balanced Portfolio

An Ameritas Acacia Company

Calvert

Investments that make a difference(R)

Calvert Variable Series, Inc.
Calvert Social Balanced Portfolio

Performance

CVS Calvert Social Balanced Portfolio shares returned 1.55%* over the six-month reporting period ended June 30, 2005. The Russell 1000® Index, an index of U.S. large-cap stocks, rose 0.11%, and the Lehman U.S. Credit Index, which measures the performance of high-quality corporate bonds, rose 2.49% for the period. A mix of these indices, weighted to match the Portfolio's long-term stock and bond allocation, returned 1.06%. The Portfolio's solid performance during the period was driven by the very strong contribution of our bond portfolio and by our stock portfolio's keeping pace with a difficult market.

Investment Climate

The persistently high price of crude oil dictated the tone of the equity markets in the first half of 2005. When oil prices appeared to have subsided in the fourth quarter of 2004, equity markets rallied sharply, closing out the year on an up note. In January, however, crude oil began a sharp recovery that saw prices rise from the low $40 range to just over $60 per barrel, and equity markets suffered. While the Russell 1000 Index posted a modestly positive return for the six-month reporting period, it did so only because of the strong performance delivered by energy-related stocks -- notably the 17.06% return to Integrated Oils (the sector of the market composed of the major domestic and international oil companies) and the 26% return to Other Energy.

For bond markets, influences through the reporting period included rising short-term interest rates, a steady-growth economy, and unexpectedly flat longer-term rates. The Federal Reserve's Open Market committee (FOMC) raised the target Fed funds rate 0.25% at each of its four scheduled meetings, bringing short-term rates up to 3.25%. Interest on money markets and the three-month Treasury bill rose in response to these hikes.1 Confounding our own and most market expectations, though, was a drop in long-term interest rates.

The U.S. economy continued its pace of steady growth at 3.8% annualized, as measured by GDP (gross domestic product), in the first quarter of 2005.2 Inflation rose moderately, with the headline CPI (consumer price index) up 3.1%. Core inflation, which excludes volatile food and energy prices, increased 2.3%.3 These rising rates, though still low in relative terms, led the FOMC to address the topic of inflation in its March 22 monetary policy statement.

CVS Calvert Social Balanced Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 6.30.05)
One year	7.19%
Five year	0.23%
Ten year	7.32%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

The Portfolio changed subadvisors in the equity portion of the Portfolio effective June 2004. Earlier subadvisor changes occurred in March 2002.

Portfolio Strategy

Stock portfolio

Strong market leadership from energy-related stocks presented our portfolio managers a serious challenge -- one which they met well. Calvert's Double DiligenceTM process seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility. Our environmental screens lead us not to hold any of the Russell 1000 companies in the Integrated Oils sector and many of the companies in the Other Energy sector. However, we have been pleased by our managers' ability to be effective through this challenging period.

While lack of exposure to Integrated Oils cost us about 0.90% relative to the Russell 1000 Index, the fact that we had more than the Index's weighting to Other Energy  -- and that our holdings in that sector did so well -- more than made up for our not being invested in Integrated Oils. The very strong performance of EOG Resources4 and XTO Energy5, two of our largest holdings in Other Energy, set the pace for the Portfolio's strong absolute and relative performance in the sector.

While the balance of the U.S. large-cap market was relatively sluggish for the period, there were some bright spots that make us optimistic about better performance in markets and in the Portfolio when the price of oil breaks. The Health Care sector -- to which the Portfolio generally carries a greater weighting than does the Index and which has performed poorly in the immediate past -- posted one of the better non-energy-related sector performances in the Index for the six-month period. The lion's share of those good returns was realized in May, when oil prices softened slightly. Technology stocks, another area to which the Portfolio is generally overweight, were off more than 5% in the Russell 1000 Index for the period, though they posted solid returns in the early spring when oil prices took a breather.

Asset Allocation	% of Total
(at 6.30.05)	Investments

Stocks	63%
Bonds	34%
Cash & Cash Equivalents	3%

100%
(as a % of net assets, stocks were 62.6%)

Bond portfolio

Our bond portfolio strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step approach, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

In looking at the yield curve, the first half of 2005 witnessed a continued lessening of the difference between yields on two-year and 30-year Treasury notes. Shorter-term interest rates rose along with the FOMC's rate hikes, and yields on longer-term notes continued to rally because of strong demand from foreign investors and hedge funds. The Portfolio's overweight to floating-rate notes was a strong contributor to performance. Interest rates on these securities adjust quarterly based on short-term indices and so benefited as short-term rates rose. In terms of duration, our shorter relative duration, reflecting a somewhat defensive position, was a small detractor from performance because of the rally in bonds with longer-term maturities.

The bond market weakened during the reporting period, with lower-quality and high-yield bonds suffering most. The Portfolio's bias toward higher credit quality was a strong driver of performance in the first half of 2005, as was allocation to high-quality taxable municipal bonds. The Portfolio had an overweight to the auto sector earlier in the period, so relative performance was hurt when General Motors and Ford reported earnings disappointments and the market anticipated downgrades of their bonds. In fact, Standard and Poor's lowered the credit rating of General Motors and Ford to below investment-grade status in May.

Outlook

We expect that the FOMC will continue its process of steadily raising short-term interest rates until monetary policy is, in their view, neither overly accommodative nor overly restrictive. We believe that this process will lead to higher long-term rates as well, so we have maintained our short duration relative to the Lehman U.S. Credit Index, and we continue to invest in higher-quality instruments.

We further expect that oil process will continue to affect market returns until those prices stabilize at a price that is conducive to economic growth. Based on the market's performance in the closing months of this reporting period, we are optimistic that non-energy-related stocks have the ability to perform well when this happens, and we look forward to a more diverse market when the issue of oil prices no longer hangs over the market.

Sincerely

Steve Falci
Chief Investment Officer, Equities
Calvert Asset Management Company
July 2005

1. The benchmark 10-year Treasury yield moved 0.30% lower, to 3.94%. The 30-year fixed-rate mortgage rate and the Bond Buyer long-term municipal bond index dropped, respectively, 0.28% to 5.53% and 0.25% to 4.24%.The second quarter GDP had not been released at the time of this writing.

2. The 3-month T-Bill rose 0.95% to 3.13%.

3. CPI data available for the six months through May 2005.

4. EOG Resources represented 1.4929% of Portfolio net assets as of June 30, 2005 and 1.1136% of net assets as of December 31, 2004. All holdings are subject to change without notice.

5. XTO Energy represented 0.9962% of Portfolio net assets as of June 30, 2005 and 0.7512% of net  assets as of December 31, 2004. All holdings are subject to change without notice.

Calvert Social Balanced Portfolio of Calvert Variable Series, Inc. should not be confused with Calvert Social Investment Fund Balanced Portfolio. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05

Actual	$1,000.00	$1,015.50	$4.56
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.27	$4.57

* Expenses are equal to the Fund's annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 181/365.

Balanced Portfolio
Statement of Net Assets
June 30, 2005

Equity Securities - 62.6%	Shares	Value
Advertising Agencies - 0.4%
Omnicom Group, Inc.	21,800	$1,740,948

Aerospace - 0.1%
AAR Corp.*	16,300	256,073

Air Transportation - 0.2%
FedEx Corp.	13,200	1,069,332

Auto Parts - Original Equipment - 0.2%
Autoliv, Inc.	25,000	1,095,000

Banks - New York City - 1.3%
JP Morgan Chase Capital XVI, Preferred	60,000	1,520,400
JP Morgan Chase & Co.	127,220	4,493,410
		6,013,810

Banks - Outside New York City - 4.2%
Bank of America Corp.	141,276	6,443,598
BB&T Corp.	7,200	287,784
First Republic Preferred Capital Corp., Preferred (e)	500	525,000
KeyCorp Ltd.	24,200	802,230
M&T Bank Corp.	21,900	2,303,004
US Bancorp	92,900	2,712,680
Wachovia Corp.	88,600	4,394,560
Wells Fargo & Co.	40,200	2,475,516
		19,944,372

Biotechnology - Research & Production - 1.0%
Amgen, Inc.*	43,900	2,654,194
Invitrogen Corp.*	23,900	1,990,631
		4,644,825

Building Materials - 0.2%
Masco Corp.	28,100	892,456

Chemicals - 0.7%
Airgas, Inc.	2,200	54,274
Praxair, Inc.	48,900	2,278,740
Sigma-Aldrich Corp.	15,200	851,808
		3,184,822

Communications & Media - 0.9%
Time Warner, Inc.*	249,200	4,164,132

Communications Technology - 1.7%
Cisco Systems, Inc.*	211,500	4,041,765
CommScope, Inc.*	75,900	1,321,419
Harris Corp.	53,400	1,666,614
Qualcomm, Inc.	27,800	917,678
		7,947,476

Computer - Services, Software & Systems - 2.6%
Adobe Systems, Inc.	86,200	2,467,044
Compuware Corp.*	48,000	345,120
Microsoft Corp.	333,000	8,271,720
Trizetto Group, Inc.*	15,400	215,754
Veritas Software Corp.*	45,000	1,098,000
		12,397,638

Equity Securities - Cont'd	Shares	Value
Computer Technology - 2.9%
Apple Computer, Inc.*	15,100	$555,831
Dell, Inc.*	158,200	6,250,482
EMC Corp.*	37,200	510,012
Hewlett-Packard Co.	28,600	672,386
International Business Machines Corp.	76,800	5,698,560
		13,687,271

Consumer Electronics - 0.5%
Yahoo!, Inc.*	72,700	2,519,055

Consumer Products - 1.4%
Alberto-Culver Co.	33,300	1,442,889
American Greetings Corp.	3,700	98,050
Gillette Co.	16,300	825,269
Kimberly-Clark Corp.	48,400	3,029,356
Toro Co.	29,500	1,138,995
		6,534,559

Containers & Packaging - Paper & Plastic - 0.0%
Sealed Air Corp.*	300	14,937

Cosmetics - 0.3%
Estee Lauder Co.'s, Inc.	34,800	1,361,724

Diversified Financial Services - 2.7%
American Express Co.	74,900	3,986,927
CIT Group, Inc.	5,100	219,147
Goldman Sachs Group, Inc.	44,200	4,509,284
MFH Financial Trust I, Preferred (e)	20,000	1,980,000
Roslyn Real Estate Asset Corp., Preferred	2	200,000
WoodBourne Pass-Through Trust, Preferred (e)	20	1,997,500
		12,892,858

Diversified Materials & Processing - 0.1%
Armor Holdings, Inc.*	11,200	443,632
Valhi, Inc.	4,300	75,250
		518,882

Diversified Production - 0.5%
Danaher Corp.	40,200	2,104,068
Dover Corp.	7,500	272,850
		2,376,918

Drug & Grocery Store Chains - 0.5%
Supervalu, Inc.	13,200	430,452
Walgreen Co.	46,000	2,115,540
		2,545,992

Drugs & Pharmaceuticals - 3.5%
Cardinal Health, Inc.	23,500	1,353,130
Johnson & Johnson	127,300	8,274,500
Pfizer, Inc.	246,200	6,790,196
		16,417,826

Electrical Equipment & Components - 0.1%
Molex, Inc.	24,200	630,168

Electronic Equipment & Components - 0.1%
Cooper Industries Ltd.	4,300	274,770

Equity Securities - Cont'd	Shares	Value
Electronics - Medical Systems - 0.9%
Medtronic, Inc.	79,300	$4,106,947

Electronics - Semiconductors / Components - 1.9%
Analog Devices, Inc.	36,300	1,354,353
Intel Corp.	234,200	6,103,252
Jabil Circuit, Inc.*	30,000	921,900
Texas Instruments, Inc.	17,300	485,611
		8,865,116

Energy Miscellaneous - 0.5%
Veritas DGC, Inc.*	81,300	2,255,262

Finance - Small Loan - 1.3%
SLM Corp.:
Common	43,800	2,225,040
Preferred	40,000	4,013,752
		6,238,792
Finance Companies - 0.1%
Capital One Financial Corp.	6,600	528,066

Financial Data Processing Services - 1.2%
Automatic Data Processing, Inc.	77,400	3,248,478
CompuCredit Corp.*	12,400	425,072
First Data Corp.	50,100	2,011,014
SunGard Data Systems, Inc.*	4,200	147,714
		5,832,278

Financial Miscellaneous - 1.4%
AMBAC Financial Group, Inc.	3,200	223,232
Fannie Mae	33,000	1,927,200
Freddie Mac	4,600	300,058
MBNA Corp.	123,650	3,234,684
Nationwide Financial Services, Inc.	5,400	204,876
Providian Financial Corp.*	34,700	611,761
		6,501,811

Foods - 1.6%
General Mills, Inc.	15,600	729,924
Hershey Foods Corp.	25,900	1,608,390
Kellogg Co.	86,500	3,844,060
Wm. Wrigley Jr. Co.	21,200	1,459,408
		7,641,782

Forest Products - 0.2%
Weyerhaeuser Co.	16,100	1,024,765

Healthcare Facilities - 0.4%
Laboratory Corp. of America Holdings, Inc.*	36,200	1,806,380

Healthcare Management Services - 0.4%
Caremark Rx, Inc.*	20,600	917,112
IMS Health, Inc.	30,000	743,100
		1,660,212

Healthcare Services - 2.0%
Express Scripts, Inc.*	24,000	1,199,520
McKesson Corp.	37,700	1,688,583
WellPoint, Inc.*	95,400	6,643,656
		9,531,759

Equity Securities - Cont'd	Shares	Value
Home Building - 1.5%
NVR, Inc.*	4,300	$3,483,000
Pulte Homes, Inc.	39,800	3,353,150
		6,836,150

Household Equipment & Products - 0.6%
Black & Decker Corp.	29,800	2,677,530

Identification Control & Filter Devices - 0.2%
Parker Hannifin Corp.	12,000	744,120

Insurance - Life - 1.2%
Conseco, Inc., Preferred	67,000	1,842,500
Jefferson-Pilot Corp.	5,100	257,142
Phoenix Co.'s, Inc.	13,400	159,460
Principal Financial Group	49,000	2,053,100
Prudential Financial, Inc.	18,600	1,221,276
		5,533,478

Insurance - Multi-Line - 1.1%
Aflac, Inc.	18,000	779,040
Cigna Corp.	34,400	3,681,832
Hartford Financial Services Group, Inc.	2,600	194,428
Lincoln National Corp.	11,200	525,504
Safeco Corp.	3,100	168,454
		5,349,258

Insurance - Property & Casualty - 0.8%
21st Century Insurance Group	13,100	194,404
Chubb Corp.	19,400	1,660,834
Commerce Group, Inc.	20,200	1,254,622
Progressive Corp.	7,900	780,599
		3,890,459

Leisure Time - 0.1%
Vail Resorts, Inc.*	22,100	621,010

Machinery - Construction & Handling - 0.2%
Terex Corp.*	27,000	1,063,800

Machinery - Industrial / Specialty - 0.7%
Illinois Tool Works, Inc.	40,100	3,195,168
Nordson Corp.	3,600	123,408
		3,318,576

Machinery - Oil Well Equipment & Services - 0.4%
Cal Dive International, Inc.*	1,100	57,607
Cooper Cameron Corp.*	8,300	515,015
Smith International, Inc.	20,100	1,280,370
		1,852,992

Medical & Dental - Instruments & Supplies - 0.7%
Becton Dickinson & Co.	51,200	2,686,464
St. Jude Medical, Inc.*	3,400	148,274
Stryker Corp.	14,600	694,376
		3,529,114

Medical Services - 0.1%
Coventry Health Care, Inc.*	3,650	258,238

Equity Securities - Cont'd	Shares	Value
Multi-Sector Companies - 0.8%
3M Co.	52,600	$3,802,980

Office Furniture & Business Equipment - 0.2%
Lexmark International, Inc.*	11,100	719,613
Xerox Corp.*	27,000	372,330
		1,091,943

Oil - Crude Producers - 2.9%
Cimarex Energy Co.*	12,000	466,920
EOG Resources, Inc.	120,400	6,838,720
Pioneer Natural Resources Co.	45,600	1,918,848
XTO Energy, Inc.	133,366	4,533,110
		13,757,598

Photography - 0.1%
Eastman Kodak Co.	13,500	362,475

Publishing - Miscellaneous - 0.6%
McGraw-Hill Co.'s, Inc.	63,600	2,814,300

Publishing - Newspapers - 0.0%
New York Times Co.	4,800	149,520

Radio & Television Broadcasters - 0.1%
Gray Television, Inc.	27,100	326,826

Real Estate Investment Trust - 0.1%
Equity Office Properties Trust	18,900	625,590

Restaurants - 0.4%
CKE Restaurants, Inc.	39,200	545,664
Darden Restaurants, Inc.	39,700	1,309,306
		1,854,970

Retail - 3.9%
Barnes & Noble, Inc.*	12,000	465,600
Bed Bath & Beyond, Inc.*	43,500	1,817,430
Costco Wholesale Corp.	23,500	1,053,270
Dollar General Corp.	5,400	109,944
Gap, Inc.	123,100	2,431,225
Home Depot, Inc.	104,300	4,057,270
Lowe's Co.'s, Inc.	50,800	2,957,576
Nordstrom, Inc.	22,100	1,502,137
Saks, Inc.*	1,800	34,146
ShopKo Stores, Inc.*	300	7,293
Staples, Inc.	70,050	1,493,466
Target Corp.	42,700	2,323,307
		18,252,664

Savings & Loans - 1.0%
Downey Financial Corp.	22,800	1,668,960
Golden West Financial Corp.	22,700	1,461,426
Washington Mutual, Inc.	43,300	1,761,877
		4,892,263

Securities Brokers & Services - 0.6%
Charles Schwab Corp.	8,300	93,624
Franklin Resources, Inc.	33,300	2,563,434
		2,657,058

Equity Securities - Cont'd	Shares	Value
Shoes - 0.2%
Timberland Co.*	19,200	$743,424

Soaps & Household Chemicals - 1.3%
Colgate-Palmolive Co.	3,400	169,694
Procter & Gamble Co.	115,900	6,113,725
		6,283,419

Transportation Miscellaneous - 0.1%
United Parcel Service, Inc., Class B	7,800	539,448

Utilities - Cable, Television, & Radio - 0.4%
Cablevision Systems Corp.*	3,900	125,580
Comcast Corp.*	52,700	1,617,890
		1,743,470

Utilities - Electrical - 0.7%
Black Hills Corp.	1,100	40,535
Cleco Corp.	36,000	776,520
Duquesne Light Holdings, Inc.	1,500	28,020
Hawaiian Electric Industries, Inc.	7,800	209,118
IDACORP, Inc.	18,600	569,718
NiSource, Inc.	14,500	358,585
OGE Energy Corp.	30,300	876,882
Sierra Pacific Resources Corp.*	31,200	388,440
Unisource Energy Corp.	5,500	169,125
		3,416,943

Utilities - Gas Distribution - 1.5%
Energen Corp.	24,000	841,200
Kinder Morgan, Inc.	37,700	3,136,640
Oneok, Inc.	91,200	2,977,680
		6,955,520

Utilities - Telecommunications - 2.1%
Bellsouth Corp.	181,500	4,822,455
Centennial Communications Corp.*	8,900	123,532
Manitoba Telecom Services, Inc.	7,421	282,745
Nextel Communications, Inc.*	8,300	268,173
SBC Communications, Inc.	191,600	4,550,500
		10,047,405

Total Equity Securities (Cost $257,873,243)		295,111,555

	Principal
Corporate Bonds - 26.9%	Amount
ACLC Business Loan Receivables Trust:
8.745%, 1/15/21	$749,954	667,984
3.87%, 10/15/21 (e)(r)	623,498	576,699
Agfirst Farm Credit Bank, 7.30%, 10/14/49 (e)	1,750,000	1,852,025
Alliance Mortgage Investments, 10.62%, 6/1/10	400,000	400,000
APL Ltd., 8.00%, 1/15/24	440,000	462,000
Army Hawaii Family Housing Trust Certificates:
3.66%, 6/15/50 (e)(r)	4,000,000	4,000,000
5.624%, 6/15/50 (e)	4,000,000	4,298,880
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	2,700,000	1,761,750
Atmos Energy Corp., 3.516%, 10/15/07 (r)	2,000,000	1,999,580
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	500,000	602,240
Banco Santander Chile, 3.72%, 12/9/09 (e)(r)	1,500,000	1,499,580

	Principal
Corporate Bonds - Cont'd	Amount	Value
Bank One Issuance Trust, 3.27%, 10/15/08 (r)	$2,000,000	$2,000,781
BF Saul REIT, 7.50%, 3/1/14	1,500,000	1,556,250
Brascan Corp., 7.125%, 6/15/12	1,660,000	1,869,708
Camp Pendleton and Quantico Military Housing LLC, 5.937%, 10/1/43 (e)	1,000,000	1,119,630
Chase Funding Mortgage Loan, 4.045%, 5/25/33	2,500,000	2,489,775
CIT Group, Inc., 3.30%, 8/18/06 (r)	4,000,000	3,998,760
CNL Funding, Inc.:
7.721%, 8/25/09 (e)	1,022,564	1,056,694
Franchise Loan Trust Certificates, Interest only, 0.937%, 8/18/16 (e)(r)	5,590,506	221,887
Convergys Corp., 4.875%, 12/15/09	1,500,000	1,462,295
Credit Suisse First Boston USA, Inc., 3.448%, 6/2/08 (r)	1,500,000	1,499,535
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	3,500,000	3,508,050
Deluxe Corp., 5.125%, 10/1/14	1,000,000	971,520
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	400,000	469,304
Duke Realty LP, 3.704%, 12/22/06 (r)	2,000,000	1,999,660
E*Trade Financial Corp., 8.00%, 6/15/11	800,000	844,000
Enterprise Mortgage Acceptance Co. LLC, Interest Only, 1.04%, 1/15/25 (e)(r)	5,133,356	219,246
First Republic Bank, 7.75%, 9/15/12	500,000	567,240
Global Signal:
Trust I, 3.711%, 1/15/34 (e)	954,806	934,821
Trust II, 4.232%, 12/15/14 (e)	1,000,000	992,616
Goldman Sachs Group, Inc.:
3.538%, 3/2/10 (r)	1,750,000	1,752,485
3.778%, 6/28/10 (r)	2,000,000	2,001,708
6.345%, 2/15/34	1,500,000	1,634,865
Greater Bay Bancorp:
5.25%, 3/31/08	500,000	509,150
5.125%, 4/15/10 (e)	2,000,000	2,027,100
Hudson United Bancorp, 8.20%, 9/15/06	1,000,000	1,035,040
Huntington Bancshares, Inc., 3.58%, 12/1/05 (r)	1,000,000	1,000,566
Impac CMB Trust:
3.584%, 5/25/35 (r)	3,968,411	3,972,737
3.58%, 8/25/35 (r)	1,000,000	1,000,000
Interpool Capital Trust, 9.875%, 2/15/27	3,250,000	3,250,000
Keycorp, 3.50%, 6/2/08 (r)	1,000,000	999,620
Kimco Realty Corp., 3.41%, 8/1/06 (r)	1,500,000	1,501,496
Kinder Morgan Energy Partners LP, 5.80%, 3/15/35	1,000,000	1,012,220
Lafarge North America, Inc., 6.375%, 7/15/05	1,500,000	1,500,915
Leucadia National Corp., 7.00%, 8/15/13	1,200,000	1,204,500
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,154,000	45,772
8.30%, 12/1/37 (e)(m)*	3,200,000	68,000
Masco Corp., 3.62%, 3/9/07 (e)(r)	2,000,000	2,004,396
MBNA Corp., 3.64%, 5/5/08 (r)	3,000,000	3,005,670
Meridian Funding Co. LLC:
3.611%, 4/15/09 (e)(r)	830,125	830,084
3.56%, 10/15/14 (e)(r)	5,000,000	4,999,670
Nationwide Health Properties, Inc.:
6.00%, 5/20/15	3,000,000	3,046,260
6.90%, 10/1/37	1,000,000	1,087,640
New York State Community Statutory Trust II, 7.26%, 12/28/31 (e)(r)	500,000	511,935
NYMAGIC, Inc., 6.50%, 3/15/14	250,000	246,714
Odyssey Re Holdings Corp., 6.875%, 5/1/15	1,500,000	1,541,160
Pacific Pilot Funding Ltd., 3.895%, 10/20/16 (e)(r)	997,978	993,494
Pedernales Electric Cooperative, Inc., 5.952%, 11/15/22 (e)	500,000	542,745
Pioneer Natural Resources Co., 5.875%, 7/15/16	2,000,000	2,011,800
Platinum Underwriters Finance, Inc., 7.50%, 6/1/17 (e)	500,000	512,130
Preferred Term Securities IX Ltd., 3.84%, 4/3/33 (e)(r)	1,000,000	1,002,510
Premium Asset Trust, 3.373%, 10/8/09 (e)(r)	4,000,000	4,000,152
PRICOA Global Funding I, 3.438%, 3/2/07 (e)(r)	1,000,000	1,000,920
	Principal
Corporate Bonds - Cont'd	Amount	Value
Prudential Financial, Inc., 3.54%, 6/13/08 (r)	$1,500,000	$1,499,610
RBS Capital Trust I, 4.29%, 9/29/49 (r)	3,050,000	3,060,919
Reed Elsevier Capital, Inc., 3.73%, 6/15/10 (r)	3,000,000	2,999,280
Small Business Administration, 5.038%, 3/10/15	1,000,000	1,017,206
Sociedad Concesionaria Autopista Central SA, 6.223%, 12/15/26 (e)	1,500,000	1,683,660
Sovereign Bancorp, Inc., 3.624%, 8/25/06 (r)	1,500,000	1,504,230
Sovereign Bank:
4.00%, 2/1/08	2,000,000	1,982,190
Lease Pass-Through Trust, 12.18%, 6/30/20 (e)	397,258	651,126
SPARCS Trust 99-1, Step Coupon, 0.00% to 4/15/19, 7.697% thereafter to 10/15/97 (e)	1,000,000	358,370
State Street Capital Trust II, 3.768%, 2/15/08 (r)	1,000,000	1,001,960
Sun Life Financial Global Funding LP, 3.671%, 7/6/10 (e)(r)	3,000,000	2,997,543
Texas Municipal Gas Corp., 2.60%, 7/1/07 (e)	590,000	581,250
Toll Road Investors Partnership II LP Zero Coupon:
2/15/06 (e)	1,550,000	1,510,345
2/15/45 (e)	10,000,000	1,225,200
United Energy Ltd., 6.00%, 11/1/05 (e)	1,500,000	1,508,070
VW Credit, Inc., 3.40%, 7/21/05 (e)(r)	3,000,000	2,999,634
Washington Mutual, Inc., 3.58%, 3/20/08 (r)	800,000	800,106
Westfield Capital Corp Ltd., 3.51%, 11/2/07 (e)(r)	2,000,000	2,002,910

Total Corporate Bonds (Cost $129,459,782)		127,139,573

Municipal Obligations - 0.1%
Maryland State Economic Development Corp. Revenue Bonds, 8.625%, 10/1/19 (f)	750,000	327,968

Total Municipal Obligations (Cost $750,000)		327,968

Taxable Municipal Obligations - 5.8%
Alameda California Corridor Transportation Authority Revenue Bonds, Zero Coupon, 10/1/06	1,500,000	1,425,030
Bethlehem Pennsylvania GO Bonds, 4.70%, 11/1/12	190,000	194,248
California Statewide Communities Development Authority Revenue Bonds:
Zero Coupon, 6/1/11	1,470,000	1,134,884
5.01%, 8/1/15	1,000,000	1,039,790
Crawford Ohio GO Bonds, 5.25%, 12/1/25	1,305,000	1,329,064
Denver Colorado City and County COPs, Zero Coupon, 12/15/16	2,000,000	1,160,380
Detroit Michigan:
COPs, 3.63%, 6/15/25 (r)	5,000,000	5,000,000
GO Bonds, 4.96%, 4/1/20	1,500,000	1,508,280
Hammonton New Jersey GO Bonds, 5.90%, 3/1/18	305,000	330,809
Howell Township New Jersey School District GO Bonds, 5.05%, 7/15/16	1,430,000	1,482,424
Indiana State Bond Bank Revenue Bonds, 5.27%, 1/15/18	525,000	545,260
Indianapolis Indiana Local Public Improvement Bond Bank Revenue Bonds, 4.94%, 1/15/17	1,595,000	1,637,714
Montgomery Alabama GO Bonds, 4.87%, 4/1/16	765,000	784,661
New York State Sales Tax Asset Receivables Corp. Revenue Bonds, 4.06%, 10/15/10	1,500,000	1,488,090
Oregon School Boards Association GO Bonds, Zero Coupon, 6/30/06	2,000,000	1,922,540
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/19	1,000,000	514,020
Philadelphia Pennsylvania School District GO Bonds:
5.09%, 7/1/20	250,000	253,917
5.31%, 7/1/25	1,500,000	1,551,765
San Jose California Redevelopment Agency Tax Allocation Bonds, 5.46%, 8/1/35	1,000,000	1,017,490
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds, 2.75%, 12/1/06	1,555,000	1,530,509
South Carolina State Student Loan Corp. Revenue Bonds, 3.30%, 6/1/34 (r)	1,000,000	1,000,000
Tennessee State School Bond Authority Revenue Bonds, 4.88%, 5/1/20	600,000	608,862

Total Taxable Municipal Obligations (Cost $26,938,480)		27,459,737

	Principal
U.S. Treasury - 0.9%	Amount	Value
United States Treasury Bonds, 5.375%, 2/15/31	$1,475,000	$1,741,887
United States Treasury Notes:
3.75%, 5/15/08	1,400,000	1,403,066
3.875%, 5/15/10	500,000	503,045
4.125%, 5/15/15	635,000	644,423

Total U.S. Treasury (Cost $4,270,167)		4,292,421

U.S. Government Agencies and Instrumentalities - 2.9%
Federal Home Loan Bank:
Discount Notes, 7/1/05	10,500,000	10,500,000
3.65%, 3/28/07	3,000,000	2,990,874

Total U.S. Government Agencies and Instrumentalities (Cost $13,500,000)		13,490,874

Total Investments (Cost $432,791,673) - 99.2%		467,822,128
Other assets and liabilities, net - 0.8%		3,825,013
Net Assets - 100%		$471,647,141

Net Assets Consist Of:
Par value and paid-in capital applicable to 248,108,729 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$452,137,826
Undistributed net investment income		4,594,451
Accumulated net realized gain (loss) on investments		(20,115,677)
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies		35,030,541

Net Assets		$471,647,141

Net Asset Value per Share		$1.901

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) Interest payments have been deferred until July 1, 2006. At June 30, 2005 accumulated deferred interest totaled $123,460 and includes interest accrued since and due on October 1, 2003.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Non-income producing security.

Abbreviations:
COPS: Certificates of Participation	LP: Limited Partnership
GO: General Obligation	REIT: Real Estate Investment Trust
IDA: Industrial Development Authority	VRDN: Variable Rate Demand Note
LLC: Limited Liability Corporation

See notes to financial statements.

Balanced Portfolio
Statement of Operations
Six Months Ended June 30, 2005

Net Investment Income
Investment Income:
Interest income	$3,697,209
Dividend income (net of foreign taxes withheld of $1,176)	2,305,248
Total investment income	6,002,457

Expenses:
Investment advisory fee	982,238
Transfer agency fees and expenses	331,643
Directors' fees and expenses	24,048
Administrative fees	635,566
Accounting fees	33,536
Custodian fees	44,048
Reports to shareholders	38,479
Professional fees	14,957
Miscellaneous	14,418
Total expenses	2,118,933
Fees paid indirectly	(8,940)
Net expenses	2,109,993

Net Investment Income	3,892,464

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	14,815,285
Foreign currency transactions	(91)
14,815,194

Change in unrealized appreciation (depreciation) on:
Investments	(11,481,542)
Assets and liabilities denominated in foreign currencies	14
(11,481,528)

Net Realized and Unrealized Gain (Loss)	3,333,666

Increase (Decrease) in Net Assets
Resulting From Operations	$7,226,130

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$3,892,464	$7,220,260
Net realized gain (loss)	14,815,194	14,570,890
Change in unrealized appreciation or (depreciation)	(11,481,528)	13,369,853

Increase (Decrease) in Net Assets
Resulting From Operations	7,226,130	35,161,003

Distributions to shareholders from:
Net investment income	--	(7,647,615)

Capital share transactions:
Shares sold	26,354,616	66,066,328
Reinvestment of distributions	--	7,647,615
Shares redeemed	(29,705,084)	(38,353,539)
Total capital share transactions	(3,350,468)	35,360,404

Total Increase (Decrease) in Net Assets	3,875,662	62,873,792

Net Assets
Beginning of period	467,771,479	404,897,687
End of period (including undistributed net investment income of $4,594,451 and $701,987, respectively)	$471,647,141	$467,771,479

Capital Share Activity
Shares sold	14,136,619	36,764,280
Reinvestment of distributions	--	4,085,370
Shares redeemed	(15,951,686)	(21,254,106)
Total capital share activity	(1,815,067)	19,595,544

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Balanced Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2005, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date, and interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly on the following rates of the Portfolio's average daily net assets: .425% on the first $500 million, .375% on the next $500 million and .325% on the excess of $1 billion. Under the terms of the agreement $165,325 was payable at period end. In addition, $63,656 was payable at period end for operating expenses paid by the Advisor during June 2005.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .275% of the average daily net assets of the Portfolio. Under the terms of the agreement $106,975 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $60,530 for the six months ended June 30, 2005. Under the terms of the agreement $10,128 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $220,340,820 and $218,274,206, respectively. U.S. Government security purchases and sales were $202,564,271 and $204,072,429, respectively.

The cost of investments owned at June 30, 2005 for federal income tax purposes was $438,011,077. Net unrealized appreciation aggregated $29,811,051, of which $44,960,107 related to appreciated securities and $15,149,056 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $6,972,940, $21,480,988, and $1,026,993 at December 31, 2004 may be utilized to offset future capital gains until expiration in December 2009, December 2010, and December 2011, respectively.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2005, purchase and sales transactions were $0 and $1,111,770, respectively. Net realized gains on sales of securities were $15,197.

Note D -- Other

The Balanced Portfolio filed a complaint in the United States District Court on December 19, 2002, against a former Subadvisor seeking damages in connection with a security purchase. On December 16, 2003, the Court awarded Summary Judgment in the Plaintiff's favor, and ordered the Defendant named in the complaint to pay the Plaintiff, the Balanced Portfolio, compensatory damages in the amount of $1.3 million plus interest. Upon the Defendant's exhaustion of available appeals and after obtaining reasonable assurance regarding the certainty of collection of principal, the Portfolio recorded the $1.3 million judgment on April 29, 2005. Subsequently, the principal and partial interest was collected by the Portfolio.

Balanced Portfolio
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
	2005	2004	2003
Net asset value, beginning	$1.872	$1.758	$1.500
Income from investment operations
Net investment income	.016	.029	.026
Net realized and unrealized gain (loss)	.013	.116	.264
Total from investment operations	.029	.145	.290
Distributions from
Net investment income	--	(.031)	(.032)
Total distributions	--	(.031)	(.032)
Total increase (decrease) in net asset value	.029	.114	.258
Net asset value, ending	$1.901	$1.872	$1.758

Total return*	1.55%	8.26%	19.32%
Ratios to average net assets: A
Net investment income	1.68% (a)	1.67%	1.76%
Total expenses	.92% (a)	.91%	.93%
Expenses before offsets	.92% (a)	.91%	.93%
Net expenses	.91% (a)	.91%	.93%
Portfolio turnover	95%	186%	374%
Net assets, ending (in thousands)	$471,647	$467,771	$404,898

		Years Ended
	December 31,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$1.759	$2.003	$2.168
Income from investment operations
Net investment income	.042	.053	.060
Net realized and unrealized gain (loss)	(.256)	(.192)	(.125)
Total from investment operations	(.214)	(.139)	(.065)
Distributions from
Net investment income	(.045)	(.070)	(.036)
Net realized gains	--	(.035)	(.064)
Total distributions	(.045)	(.105)	(.100)
Total increase (decrease) in net asset value	(.259)	(.244)	(.165)
Net asset value, ending	$1.500	$1.759	$2.003

Total return*	(12.15%)	(6.98%)	(3.04%)
Ratios to average net assets: A
Net investment income	2.57%	3.00%	3.09%
Total expenses	.91%	.88%	.88%
Expenses before offsets	.91%	.88%	.88%
Net expenses	.91%	.87%	.86%
Portfolio turnover	552%	751%	762%
Net assets, ending (in thousands)	$310,369	$354,131	$360,335

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Calvert

Investments that make a difference(R)

June 30, 2005
Semi-Annual Report
Calvert Variable Series, Inc.
Calvert Social Equity Portfolio

An Ameritas Acacia Company

Calvert

Investments that make a difference(R)

Calvert Variable Series, Inc.
Calvert Social Equity Portfolio
Managed by Atlanta Capital Management Company, L.L.C.

Dear Investor:

Performance

CVS Calvert Social Equity Portfolio shares returned 0.41%* for the six-month reporting period ended June 30, 2005, compared with a loss of -0.81% for our primary benchmark, the Standard and Poor's 500 Index. We are pleased with the relative Portfolio returns and believe they suggest better times ahead for high-quality, socially responsible companies.

Investment Climate

During the first half of 2005, the economy, as measured by GDP (gross domestic product), continued to grow at a solid rate of between 3.5% and 4.0%. However, the price of oil soared to $60 a barrel, the reported consumer price index topped 2.5%1, and the Federal Reserve (Fed) increased interest rates four times. In response, stock prices stayed essentially unchanged as investors paused to assess the impact of these developments.

Over the past 12 months, long-term interest rates have not risen, despite eight increases in the Fed funds rate. We believe the reason lies in the market's belief that we are not about to enter a general inflationary period. The recent increases in measured inflation are primarily associated with the temporary and cyclical supply/demand imbalances in the energy markets. Core inflation, which excludes volatile food and energy prices, is up a modest 2.3%. There continues to be some excess capacity for production, and labor markets are not tight, at least for now. We believe the Fed's resolve to boost short-term rates at a measured pace in order to curb inflation is a healthy approach and is being viewed favorably by bond buyers. Buoyed by good employment growth and even better profit growth, personal income has risen over 6%, allowing consumers plenty of money to spend and helping underwrite the continuing growth in capital spending across the economy. Low long-term interest rates have continued to stimulate the housing market. Although we are concerned about excesses building on the coasts, we don't believe housing is likely to be a serious problem in the next few years.

Large-cap stocks, as defined by the Russell 1000(R) Index, did not perform as well as mid-cap stocks, as represented by the Russell Mid-Cap Index, in the six-month reporting period, with returns of 0.11% and 3.92% respectively. The smallest stocks, represented by the Russell 2000(R) Index, declined 1.3%.2 Generally, growth stocks trailed value stocks across the spectrum of capitalizations.

CVS Calvert Social Equity Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 6.30.05)
One year	5.93%
Since Inception (4.30.02)	4.07%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

Portfolio Strategy

We were particularly pleased to end the reporting period 1.22% ahead of the S&P 500 Index because we had encountered headwinds in January and February that put us as much as 1.5% behind the Index. March was a turning point, as our high-quality growth stocks began to achieve better recognition in the marketplace. This improved performance continued to build during the second quarter.

During the six-month period, the three hallmarks of our investment style--quality, large capitalization, and growth --had little impact on Portfolio performance. Our quality bias finally began to help performance a bit toward the end of the period. As a result of our growth orientation, we were underweight in energy (Integrated Oils and Other Energy) and Utilities (the best-performing sectors for the period) and overweight in Technology and Materials and Processing (among the poorer-performing sectors). Our overweight in Health Care contributed positively. In total, our growth-sector orientation cost modestly in terms of relative performance.

Fortunately, our stock selection was positive in eight of the eleven sectors and added 2.1% to relative performance. Selection was particularly good in Other Energy, Financial Services, Consumer Discretionary, Materials and Processing, and Utilities. The only disappointment in selection occurred in Producer Durables.

% of Total
Economic Sectors	Investments

Consumer Discretionary	16.9%
Consumer Staples	7.3%
Financial Services	17.6%
Healthcare	18.7%
Materials & Processing	4.5%
Other	1.7%
Other Energy	3.7%
Producer Durables	13.0%
Technology	14.0%
Utilities	2.6%

Total	100%

Outlook

We anticipate that short-term interest rate increases will cease once the Fed funds rate reaches 4% to 4 1⁄2% (which we believe is likely to occur by the first quarter of 2006). We believe that the $60-per-barrel price of oil will evoke more supply and dampen demand, yielding lower prices ($35 to $45 per barrel) within the next 12 to 18 months. Over the same time period, we believe the economy will continue to grow at a 3% or better pace. Once investors sense that the Fed rate hikes are nearing an end, their confidence in the economic outlook should improve. We believe such an improvement in confidence may result in higher stock prices over the next 12 to 18 months.

We're also optimistic about our philosophy and style of seeking high-quality growth companies using Calvert's Double DiligenceTM process, which seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility.

We have positioned the Portfolio to benefit from the transition we anticipate in the economy and markets by underweighting in Financial Services and other interest-rate sensitive areas. We are overweight in Health Care and Technology, which we believe are still growth sectors but which are clearly among the most unpopular groups in the market today. We like this contrarian position, as valuations are depressed and provide an attractive opportunity for future gain.

Sincerely,

Daniel W. Boone III

Atlanta Capital Management Company, L.L.C.

1. For the six months through May 31, 2005, the headline CPI was up 3.1%. Core inflation, which excludes volatile food and energy prices, increased 2.3%

2. Generally, small-cap companies have a market value of less than $2 billion, mid-cap companies between $2 billion and $10 billion, and large-cap companies more than $10 billion. Value investing focuses on share price and seeks companies whose shares are trading below what's believed to be their actual worth. Growth investing focuses on future potential and seeks companies poised for earnings growth.

* Calvert Social Equity Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Equity Portfolio. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05

Actual	$1,000.00	$1,004.10	$5.37
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.44	$5.41

* Expenses are equal to the Fund's annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 181/365.

Equity Portfolio
Statement of Net Assets
June 30, 2005

Equity Securities - 99.2%	Shares	Value
Advertising Agencies - 1.6%
Omnicom Group, Inc.	1,800	$143,748

Banks - Outside New York City - 2.2%
Synovus Financial Corp.	7,100	203,557

Biotechnology - Research & Production - 2.9%
Amgen, Inc.*	4,400	266,024

Chemicals - 3.8%
Air Products & Chemicals, Inc.	4,200	253,260
Ecolab, Inc.	3,000	97,080
		350,340

Communications Technology - 3.0%
Cisco Systems, Inc.*	14,500	277,095

Computer - Services, Software & Systems - 2.4%
Microsoft Corp.	9,000	223,560

Computer Technology - 4.6%
Dell, Inc.	6,900	272,619
Zebra Technologies Corp.*	3,400	148,886
		421,505

Consumer Products - 1.8%
Alberto-Culver Co.	3,900	168,987

Containers & Packaging - Metal & Glass - 0.7%
Aptargroup, Inc.	1,200	60,960

Diversified Financial Services - 2.8%
American Express Co.	4,800	255,504

Diversified Production - 4.8%
Dover Corp.	6,000	218,280
Pentair, Inc.	5,300	226,893
		445,173

Drug & Grocery Store Chains - 2.7%
Walgreen Co.	5,500	252,945

Drugs & Pharmaceuticals - 6.3%
Forest Laboratories, Inc.*	4,000	155,400
Johnson & Johnson	2,200	143,000
Pfizer, Inc.	10,300	284,074
		582,474

Electronic Equipment & Components - 3.4%
Emerson Electric Co.	2,800	175,364
Molex, Inc.,	6,100	143,228
		318,592

Electronics - Medical Systems - 4.5%
Medtronic, Inc.	4,800	248,592
Varian Medical Systems, Inc.*	4,500	167,985
		416,577

Equity Securities - Cont'd	Shares	Value
Electronics - Semiconductors / Components - 3.9%
Intel Corp.	9,000	$234,540
Microchip Technology, Inc.	4,100	121,442
		355,982

Financial Data Processing Services - 2.9%
First Data Corp.	2,000	80,280
Fiserv, Inc.*	4,400	188,980
		269,260

Foods - 2.8%
General Mills, Inc.	3,700	173,123
Performance Food Group Co.*	3,000	90,630
		263,753

Healthcare Facilities - 1.4%
Health Management Associates, Inc.	4,800	125,664

Healthcare Services - 2.6%
Express Scripts, Inc.*	4,800	239,904

Insurance - Multi-Line - 1.5%
Aflac, Inc.	3,300	142,824

Insurance - Property & Casualty - 1.1%
Chubb Corp.	1,200	102,732

Investment Management Companies - 2.5%
SEI Investments Co.	6,100	227,835

Machinery - Industrial / Specialty - 2.8%
Illinois Tool Works, Inc.	3,200	254,976

Medical & Dental - Instruments & Supplies - 0.9%
Biomet, Inc.	2,500	86,600

Multi-Sector Companies - 1.7%
3M Co.	2,200	159,060

Office Furniture & Business Equipment - 1.9%
Lexmark International, Inc.*	2,700	175,041

Oil - Crude Producers - 3.7%
EOG Resources, Inc.	6,000	340,800

Retail - 13.4%
Bed Bath & Beyond, Inc.*	5,800	242,324
CDW Corp.	3,300	188,397
Costco Wholesale Corp.	4,400	197,208
Home Depot, Inc.	4,000	155,600
Kohl's Corp.*	5,000	279,550
Staples, Inc.	8,200	174,824
		1,237,903

Securities Brokers & Services - 4.4%
A.G. Edwards, Inc.	5,100	230,265
Franklin Resources, Inc.	2,350	180,903
		411,168

Equity Securities - Cont'd	Shares	Value
Soaps & Household Chemicals - 1.6%
Colgate-Palmolive Co.	3,000	$149,730

Utilities - Gas Distribution - 2.6%
Questar Corp.	3,600	237,240

Total Equity Securities (Cost $7,833,330)		9,167,513
Total Investments (Cost $7,833,330) - 99.2%		9,167,513
Other assets and liabilities, net - 0.8%		75,241
Net Assets - 100%		$9,242,754

Net Assets Consist of:
Par value and Paid-in capital applicable to 543,428 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$8,859,425
Undistributed net investment income		6,936
Accumulated net realized gain (loss) on investments		(957,790)
Net unrealized appreciation (depreciation) on investments		1,334,183

Net Assets		$9,242,754

Net Asset Value Per Share		$17.01

* Non-income producing security.

See notes to financial statements.

Equity Portfolio
Statement of Operations
Six Months Ended June 30, 2005

Net Investment Income
Investment Income:
Dividend income	$51,698

Expenses:
Investment advisory fee	22,896
Transfer agency fees and expenses	4,381
Directors' fees and expenses	475
Administrative fees	9,158
Accounting fees	4,895
Custodian fees	6,058
Reports to shareholders	1,028
Professional fees	8,697
Miscellaneous	3,024
Total expenses	60,612
Reimbursement from Advisor	(9,194)
Fees paid indirectly	(1,963)
Net expenses	49,455

Net Investment Income	2,243

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	219,410
Change in unrealized appreciation or (depreciation)	(187,560)

Net Realized and Unrealized Gain (Loss) on Investments	31,850

Increase (Decrease) in Net Assets
Resulting From Operations	$34,093

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	$2,243	$11,679
Net realized gain (loss)	219,410	(73,696)
Change in unrealized appreciation or (depreciation)	(187,560)	704,351

Increase (Decrease) in Net Assets
Resulting From Operations	34,093	642,334

Distributions to shareholders from:
Net investment income	--	(6,986)

Capital share transactions:
Shares sold	766,007	3,197,410
Reinvestment of distributions	--	6,986
Shares redeemed	(1,121,377)	(1,259,203)
Total capital share transactions	(355,370)	1,945,193

Total Increase (Decrease) in Net Assets	(321,277)	2,580,541

Net Assets
Beginning of period	9,564,031	6,983,490
End of period (including undistributed net investment income of $6,936 and $4,693, respectively)	$9,242,754	$9,564,031

Capital Share Activity
Shares sold	45,880	201,653
Reinvestment of distributions	--	411
Shares redeemed	(66,944)	(79,042)
Total capital share activity	(21,064)	123,022

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On May 2, 2003, the net assets of the Ohio National Fund, Inc., Social Awareness Portfolio merged into the Calvert Social Equity Portfolio. The merger was accomplished by a tax-free exchange of 140,397 shares of the Portfolio (valued at $1,885,530) for 344,269 shares of the Social Awareness Portfolio outstanding on May 2, 2003. The Social Awareness Portfolio's net assets as of May 2, 2003 including $329,431 of unrealized depreciation and $214,113 of net realized loss were combined with those of the Portfolio.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2005, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .50%, of the Portfolio's average daily net assets. Under the terms of the Agreement $3,089 was payable at period end. In addition, $2,415, was payable at period end for operating expenses paid by the Advisor during June 2005.

The Advisor has agreed to limit net annual portfolio operating expenses through April 30, 2006. The contractual expense cap is 1.08%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% based on the Portfolio's annual average daily net assets. Under the terms of the Agreement $1,538 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $93 for the six months ended June 30, 2005. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $1,490,207 and $1,918,114, respectively.

The cost of investments owned at June 30, 2005 for federal income tax purposes was $7,859,036. Net unrealized appreciation aggregated $1,308,477, of which $1,538,644 related to appreciated securities and $230,167 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $239,650, $242,915, $574,547, and $88,146 at December 31, 2004 may be utilized to offset future capital gains until expiration in December 2008, December 2010, December 2011, and December 2012, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2005. For the six months ended June 30, 2005, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$2,751	3.08%	$178,346	March 2005

Equity Portfolio
Financial Highlights

	Periods Ended
	June 30,	December 31,
	2005	2004
Net asset value, beginning	$16.94	$15.82
Income from investment operations
Net investment income	--	.02
Net realized and unrealized gain (loss)	.07	1.11
Total from investment operations	.07	1.13
Distributions from
Net investment income	--	(.01)
Total increase (decrease) in net asset value	.07	1.12
Net asset value, ending	$17.01	$16.94

Total return*	.41%	7.16%
Ratios to average net assets: A
Net investment income (loss)	0.05% (a)	.14%
Total expenses	1.32% (a)	1.35%
Expenses before offsets	1.12% (a)	1.12%
Net expenses	1.08% (a)	1.08%
Portfolio turnover	16%	16%
Net assets, ending (in thousands)	$9,243	$9,564

	Periods Ended
	December 31,	December 31,
	2003	2002**
Net asset value, beginning	$12.94	$15.00
Income from investment operations
Net investment income	(.01)	--
Net realized and unrealized gain (loss)	2.89	(2.06)
Total from investment operations	2.88	(2.06)
Distributions from
Net investment income	--	--
Total increase (decrease) in net asset value	2.88	(2.06)
Net asset value, ending	$15.82	$12.94

Total return*	22.27%	(13.73%)
Ratios to average net assets: A
Net investment income (loss)	(.07%)	.05% (a)
Total expenses	1.52%	1.86% (a)
Expenses before offsets	1.09%	1.05% (a)
Net expenses	1.06%	.98% (a)
Portfolio turnover	84%	16%
Net assets, ending (in thousands)	$6,983	$5,441

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

** From inception April 30, 2002.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Calvert
Investments that make a difference(R)

June 30, 2005
Semi-Annual Report
Calvert Variable Series, Inc.
Calvert Income Portfolio

An Ameritas Acacia Company

Calvert
Investments that make a difference(R)

Calvert Variable Series, Inc.
Calvert Income Portfolio
Managed by Calvert Asset Management Company, Inc.
Dear Investor:

Performance

CVS Calvert Income Portfolio shares returned 2.76%* for the six-month reporting period ended June 30, 2005, ahead of both the Portfolio's benchmark, the Lehman U.S. Credit Index (2.49%), and its Lipper VA BBB Rated Fund Average peer group (at 2.14%).

Investment Climate

Over the six-month reporting period, the Federal Reserve's Open Market Committee (FOMC) raised the target Fed funds rate 0.25% at each of its four scheduled meetings. These increases totaled 1% overall, raising short-term rates to 3.25%.  Money-market interest rates and rates on the three-month Treasury bill rose in response to these hikes.1 Confounding our expectations and those of most of the market, though, was a drop in long-term interest rates over the reporting period. The benchmark 10-year Treasury yield moved 0.30% lower, to 3.94%. The 30-year fixed-rate mortgage rate and Bond Buyer long-term municipal bond index yield dropped, respectively, 0.28% to 5.53% and 0.25% to 4.24%.

The U.S. economy continued its pace of steady growth at 3.8% annualized, as measured by GDP (gross domestic product), in the first quarter of 2005.2 New-job gains were moderate, averaging 181,000 monthly, and inflation also rose moderately, with the headline CPI (consumer price index) up 3.1%. Core inflation, which excludes volatile food and energy prices, increased 2.3%.3 These rising rates, although still relatively low, led the FOMC to address the topic of inflation in its March 22 monetary policy statement.

CVS Calvert Income Portfolio*

Comparison of change in

value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 6.30.05)
One year	7.06%
Since Inception (4.30.02)	8.74%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

Portfolio Strategy

Our portfolio strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step approach, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

During the reporting period, shorter-term interest rates rose along with the FOMC's rate hikes, and yields on longer-term notes continued to rally because of strong demand from foreign investors and hedge funds. The Portfolio's shorter relative duration, reflecting a somewhat defensive position, was a small detractor from performance because of the rally in bonds with longer-term maturities.  (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

In looking at the yield curve, the first half of 2005 witnessed a continued lessening of the difference between yields on two-year and 30-year Treasury notes. The Portfolio benefited from an overweight to floating-rate notes as short-term rates rose. Interest rates on these securities adjust quarterly based on short-term indices, so their yields rose as short-term interest rates moved up. The Portfolio's allocation to long-term zero-coupon bonds also performed well as long-term rates rallied.

From a sector perspective, the Portfolio was overweight to the automobile sector earlier in the period. Relative performance was hurt when General Motors and Ford reported earnings disappointments and investors began to anticipate ratings downgrades. In fact, Standard and Poor's lowered the credit rating of General Motors and Ford to below investment-grade status in May.

The bond market weakened during the reporting period, with lower-quality and high-yield bonds suffering most. The Portfolio's bias toward higher credit quality was a strong driver of performance in the first half of 2005, as was allocation to high-quality taxable municipal bonds.

% of Total
Sector Distributions	Investments

Asset Backed Securities	7.7%
Bank	4.6%
Brokerage	5.5%
Equity Securities	3.8%
Finance	10.2%
Government Agency Obligations	8.1%
Government Obligations	4.8%
Industrial	19.6%
Industrial - Finance	2.1%
Insurance	3.3%
Municipal Obligations	13.5%
Real Estate Investment Trust	1.9%
Special Purpose	4.0%
Transportation	1.6%
Utility	9.3%

Total	100%

Outlook

Monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e., neither overly accommodative nor restrictive. We believe that level is, at a minimum, 3.75% and would not be surprised to see it reach 4.25%. As a result, we expect the FOMC to continue its campaign of steady rate hikes unless the economy shows signs of great strain. Of course, much will depend on what the economic data indicate about the state of the economy going forward.

We continue to maintain a short duration relative to the Portfolio's benchmark in anticipation of higher long- and short-term interest rates. We will also continue our higher-quality bias until we see yields at levels we believe adequately reward us for the perceived risks of moving away from bonds with higher credit-quality ratings. We believe our allocation to floating-rates bonds should also continue to help performance, given expectations for additional FOMC rate increases during the year.

Sincerely,

Gregory Habeeb	Matt Nottingham, CFA
Senior Portfolio Manager	Portfolio Manager
Calvert Asset Management Company	Calvert Asset Management Company

July 2005

1. The 3-month T-Bill rose 2.21% to 3.13%.

2. The second quarter GDP had not been released at the time of this writing.

3. CPI data available for the six months through May 2005.

Calvert Income Portfolio of Calvert Variable Series, Inc. should not be confused with Calvert Income Fund, a series of the Calvert Fund. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05

Actual	$1,000.00	$1,027.00	$4.93
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.93	$4.91

* Expenses are equal to the Fund's annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 181/365.

Income Portfolio
Statement of Net Assets
June 30, 2005

	Principal
Corporate Bonds - 70.8%	Amount	Value
Agfirst Farm Credit Bank, 7.30%, 10/14/49 (e)	$300,000	$317,490
Alliance Mortgage Investments, 10.62%, 6/1/10	100,000	100,000
American Airlines, Inc., 3.857%, 7/9/10	447,080	435,903
APL Ltd., 8.00%, 1/15/24	175,000	183,750
Army Hawaii Family Housing Trust Certificates:
3.66%, 6/15/50 (e)(r)	1,000,000	1,000,000
5.624%, 6/15/50 (e)	400,000	429,888
Ashland, Inc., 7.83%, 8/15/05	100,000	100,494
Atlantic City Electric Co., 6.625%, 8/1/13	500,000	567,895
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	450,000	293,625
Atmos Energy Corp., 3.516%, 10/15/07 (r)	100,000	99,979
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	150,000	180,672
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	237,279	263,842
Barclays Bank Plc, 6.278%, 12/29/49	300,000	308,250
Bear Stearns Co's, Inc., 3.907%, 10/28/14 (r)	300,000	301,712
BF Saul (REIT), 7.50%, 3/1/14	200,000	207,500
Brascan Corp., 7.125%, 6/15/12	200,000	225,266
Catholic High School of New Iberia, 3.65%, 11/1/19 (r)	150,000	150,000
Chase Funding Mortgage Loan, 4.045%, 5/25/33	200,000	199,182
CIT Group, Inc., 3.30%, 8/18/06 (r)	500,000	499,845
CNL Funding, Inc.:
7.721%, 8/25/09 (e)	127,821	132,087
Franchise Loan Trust Certificates, Interest only, 0.937%, 8/18/16 (e)(r)	969,021	38,460
Continental Cablevision, Inc., 8.875%, 9/15/05	100,000	100,942
Convergys Corp., 4.875%, 12/15/09	200,000	194,973
Countrywide Asset-Backed Certificates, 3.764%, 11/25/34 (r)	230,000	230,570
Countrywide Home Loans, Inc., 3.389%, 8/26/05 (r)	150,000	149,953
Credit Suisse First Boston USA, Inc., 3.448%, 6/2/08 (r)	200,000	199,938
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	250,000	250,575
CSX Corp., 3.51%, 8/3/06 (r)	193,000	193,351
Daimler-Chrysler North American Holding Corp.:
4.27%, 9/26/05 (r)	700,000	700,721
3.60%, 11/17/06 (r)	150,000	149,710
Deluxe Corp., 5.125%, 10/1/14	200,000	194,304
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	100,000	117,326
Duke Realty LP, 3.704%, 12/22/06 (r)	100,000	99,983
E*Trade Financial Corp., 8.00%, 6/15/11	150,000	158,250
Eastern Energy Ltd., 6.75%, 12/1/06 (e)	250,000	258,518
Enterprise Mortgage Acceptance Co. LLC, Interest Only, 1.04%, 1/15/25 (e)(r)	1,283,339	54,811
FFCA Secured Lending Corp., 6.37%, 9/18/25 (e)	28,710	28,989
First Republic Bank, 7.75%, 9/15/12	150,000	170,172
GE Dealer Floorplan Master Note Trust, 3.26%, 4/20/10 (r)	500,000	500,081
Global Signal:
Trust I, 3.711%, 1/15/34 (e)	143,221	140,223
Trust II, 4.232%, 12/15/14 (e)	100,000	99,262
Golden Securities Corp., 3.411%, 12/2/13 (e)(r)	150,000	150,030
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	100,000	111,472
Goldman Sachs Group, Inc.:
3.538%, 3/2/10 (r)	375,000	375,532
3.778%, 6/28/10 (r)	400,000	400,342
6.345%, 2/15/34	200,000	217,982
Greater Bay Bancorp, 5.25%, 3/31/08	100,000	101,830
IKON Receivables LLC, 3.46%, 12/17/07 (r)	84,097	84,121
Impac CMB Trust:
3.664%, 10/25/33 (r)	45,553	45,783
3.624%, 4/25/35 (r)	373,803	374,203
3.584%, 5/25/35 (r)	97,180	97,286
3.58%, 8/25/35 (r)	300,000	300,000

	Principal
Corporate Bonds - Cont'd	Amount	Value
Ingersoll-Rand Co. Ltd., 6.015%, 2/15/28	$200,000	$229,850
Interpool Capital Trust, 9.875%, 2/15/27	500,000	500,000
Keycorp, 3.50%, 6/2/08 (r)	200,000	199,924
Kimco Realty Corp., 3.41%, 8/1/06 (r)	100,000	100,100
La Quinta Inns, Inc., 7.40%, 9/15/05	350,000	351,750
Lafarge North America, Inc., 6.375%, 7/15/05	1,000,000	1,000,610
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	125,000	100,000
Leucadia National Corp., 7.00%, 8/15/13	270,000	271,012
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	42,000	892
8.30%, 12/1/37 (e)(m)*	100,000	2,125
MBNA Corp., 3.64%, 5/5/08 (r)	500,000	500,945
Meridian Funding Co. LLC:
3.32%, 10/6/08 (e)(r)	233,852	233,776
3.56%, 10/15/14 (e)(r)	250,000	249,983
Merrill Lynch & Co., Inc., 3.48%, 7/21/09 (r)	200,000	200,566
Nationwide Health Properties, Inc., 6.00%, 5/20/15	350,000	355,397
New Valley Generation:
I, 7.299%, 3/15/19	424,851	520,255
II, 4.929%, 1/15/21	86,949	90,040
Niagara Mohawk Power Corp., 6.625%, 7/1/05	250,000	250,020
Noble Group Ltd., 6.625%, 3/17/15 (e)	50,000	45,883
Odyssey Re Holdings Corp., 7.65%, 11/1/13	175,000	189,838
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	300,000	286,500
Pacific Pilot Funding Ltd., 3.895%, 10/20/16 (e)(r)	99,798	99,349
Pedernales Electric Cooperative, Inc., 5.952%, 11/15/22 (e)	100,000	108,549
Pepco Holdings, Inc., 4.004%, 6/1/10 (r)	300,000	299,997
Pinnacle West Energy Corp., 3.63%, 4/1/07 (e)(r)	350,000	349,990
Pioneer Natural Resources Co., 5.875%, 7/15/16	300,000	301,770
Platinum Underwriters Finance, Inc., 7.50%, 6/1/17 (e)	100,000	102,426
Premium Asset Trust, 3.373%, 10/8/09 (e)(r)	300,000	300,011
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	200,000	244,730
Public Service Electric & Gas Co., 6.375%, 5/1/08 (r)	100,000	105,807
Puget Energy Inc., 7.02%, 12/1/27	377,000	478,108
QBE Insurance Group Ltd., 5.647%, 7/1/23 (e)(r)	85,000	86,933
RBS Capital Trust I, 4.29%, 9/29/49 (r)	515,000	516,844
RC Trust I, Preferred, 7.00%, 5/15/06	250,000	259,550
Reed Elsevier Capital, Inc., 3.73%, 6/15/10 (r)	300,000	299,928
Residential Capital Corp.:
4.835%, 6/29/07 (e)(r)	200,000	199,970
6.375%, 6/30/10 (e)	1,400,000	1,411,956
Rochester Gas & Electric Corp., 6.375%, 9/1/33	475,000	567,221
Ryder System, Inc., 5.00%, 4/1/11	250,000	253,193
Safeway, Inc., 3.80%, 8/15/05	500,000	500,075
Sociedad Concesionaria Autopista Central SA, 6.223%, 12/15/26 (e)	300,000	336,732
Southern California Edison Co., 5.75%, 4/1/35	90,000	100,399
Southern California Gas Co., 3.52%, 12/1/09 (r)	100,000	99,969
Sovereign Bancorp, Inc., 3.624%, 8/25/06 (r)	200,000	200,564
Sovereign Bank:
4.00%, 2/1/08	150,000	148,664
4.375%, 8/1/13 (r)	200,000	199,612
Lease Pass-Through Trust, 12.18%, 6/30/20 (e)	99,315	162,782
TIERS Trust:
8.45%, 12/1/17 (n)*	219,620	3,294
7.697%, 4/15/18 (e)	93,903	94,699
Step coupon, 0.00% to 10/15/33, 7.697% thereafter to 10/15/97 (e)	1,000,000	76,661
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (e)	9,000,000	1,102,680
TXU Energy Co. LLC, 3.92%, 1/17/06 (e)(r)	100,000	99,971
Tyco International Group SA, Participation Certificate Trust, 4.436%, 6/15/07 (e)	250,000	250,498
United Energy Ltd., 6.00%, 11/1/05 (e)	200,000	201,076

	Principal
Corporate Bonds - Cont'd	Amount	Value
Viacom, Inc., 6.40%, 1/30/06	$100,000	$101,306
VW Credit, Inc., 3.40%, 7/21/05 (e)(r)	200,000	199,976
Washington Mutual, Inc., 3.58%, 3/20/08 (r)	200,000	200,027
World Financial Network, Credit Card Master Note Trust, 3.59%, 5/15/12 (r)	100,000	100,548

Total Corporate Bonds (Cost $28,007,805)		28,132,404

Taxable Municipal Obligations - 13.6%
Detroit Michigan COPs:
4.813%, 6/15/20	250,000	252,453
3.63%, 6/15/25 (r)	250,000	250,000
Detroit Michigan GO Bonds, 4.96%, 4/1/20	250,000	251,380
Ewing Township New Jersey School District GO Bonds, 4.80%, 5/1/16	940,000	959,157
Grant County Washington Public Utility District Revenue Bonds, 5.04%, 1/1/15	340,000	353,535
Howell Township New Jersey School District GO Bonds, 5.30%, 7/15/19	150,000	156,891
Indiana State Bond Bank Revenue Bonds, 5.12%, 1/15/17	150,000	154,913
Kansas City Missouri Airport Revenue Bonds, 5.125%, 9/1/17	200,000	207,780
New York State Sales Tax Asset Receivables Corp. Revenue Bonds, 3.60%, 10/15/08	500,000	492,670
Northwest Washington Electric Energy Revenue Bonds, 4.06%, 7/1/09	100,000	99,467
Orange County California Pension Obligation Notes, Zero Coupon, 9/1/16	236,000	138,289
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/06	500,000	480,635
6/30/16	275,000	164,348
6/30/18	100,000	53,703
Pembroke Pines Florida Communications Services Tax Revenue Bonds, 4.75%, 10/1/19	100,000	100,589
Philadelphia Pennsylvania School District GO Bonds, 5.31%, 7/1/25	490,000	506,910
San Bernardino County California Financing Authority Revenue Bonds, Zero Coupon:
8/1/12	200,000	146,324
8/1/15	251,000	157,583
San Jose California Redevelopment Agency Tax Allocation Bonds, 5.46%, 8/1/35	200,000	203,498
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds, 2.75%, 12/1/06	200,000	196,850
Texas Municipal Gas Corp., 2.60%, 7/1/07	95,000	93,591

Total Taxable Municipal Obligations (Cost $5,318,879)		5,420,566

U.S. Government Agencies and Instrumentalities - 6.6%
Federal Home Loan Bank:
Discount Notes, 7/1/05	2,100,000	2,100,000
3.65%, 3/28/07	500,000	498,479

Total U.S. Government Agencies and Instrumentalities (Cost $2,600,000)		2,598,479

U.S. Treasury - 4.8%
United States Treasury Bonds, 5.375%, 2/15/31	395,000	466,471
United States Treasury Notes:
3.50%, 5/31/07	1,000,000	997,030
3.50%, 2/15/10	140,000	138,622
3.625%, 6/15/10	95,000	94,584
4.125%, 5/15/15	215,000	218,191

Total U.S. Treasury (Cost $1,906,597)		1,914,898

Equity Securities - 3.7%	Shares	Value
Conseco, Inc., Preferred	2,600	$71,500
First Republic Preferred Capital Corp., Preferred (e)	300	315,000
Ford Motor Co. Capital Trust II, Preferred	1,000	40,330
JP Morgan Chase Capital IX, Preferred	12,000	304,080
Manitoba Telecom Services, Inc.	1,249	47,588
Richmond County Capital Corp., Preferred (e)	1	101,344
Roslyn Real Estate Asset Corp., Preferred	1	100,000
SLM Corp. Preferred	3,000	301,031
WoodBourne Pass-Through Trust, Preferred (e)	2	199,750

Total Equity Securities (Cost $1,451,135)		1,480,623

Total Investments (Cost $39,284,416) - 99.5%		39,546,970
Other assets and liabilities, net - 0.5%		181,300
Net Assets - 100%		$39,728,270

Net Assets Consist Of:
Paid-in capital applicable to 2,427,629 shares of
common stock outstanding of $0.01 par value, 1,000,000,000
shares authorized		$38,405,847
Undistributed net investment income		717,304
Accumulated net realized gain (loss) on investments		349,611
Net unrealized appreciation (depreciation) on investments		255,508

Net Assets		$39,728,270

Net Asset Value Per Share		$16.37

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
10 Year U.S. Treasury Notes	19	9/05	$2,155,906	($4,412)
U.S. Treasury Bonds	14	9/05	1,662,500	(2,648)
Total Sold				($7,060)

* Non-income producing security.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m) The Illinois Insurance Department has prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department has prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:

COPs: Certificates of participation

GO: General Obligation

REIT: Real Estate Investment Trust

See notes to financial statements.

Income Portfolio
Statement of Operations
Six months ended June 30, 2005

Net Investment Income
Investment Income:
Interest income	$760,383
Dividend income (net of foreign taxes withheld of $438)	42,969
Total investment income	803,352

Expenses:
Investment advisory fee	73,454
Transfer agency fees and expenses	5,144
Directors' fees and expenses	1,953
Administrative fees	55,090
Accounting fees	8,454
Custodian fees	27,095
Reports to shareholders	2,938
Professional fees	7,949
Miscellaneous	3,382
Total expenses	185,459
Reimbursement from Advisor	(731)
Fees paid indirectly	(4,766)
Net expenses	179,962

Net Investment Income	623,390

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	264,134
Foreign currency transactions	(15)
Futures	(47,600)
216,519

Change in unrealized appreciation (depreciation) on:
Investments	177,178
Assets and liabilities denominated in foreign currencies	2
Futures	(7,060)
170,120

Net Realized and Unrealized Gain (Loss)	386,639

Increase (Decrease) in Net Assets
Resulting From Operations	$1,010,029

See notes to financial statements.

Income Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$623,390	$849,767
Net realized gain (loss)	216,519	523,667
Change in unrealized appreciation or (depreciation)	170,120	236,289

Increase (Decrease) in Net Assets
Resulting From Operations	1,010,029	1,609,723

Distributions to shareholders from:
Net investment income	--	(906,064)
Net realized gain	--	(1,199,381)
Total distributions	--	(2,105,445)

Capital share transactions:
Shares sold	7,369,460	13,699,804
Reinvestment of distribution	--	2,105,445
Shares redeemed	(3,487,116)	(4,045,662)
Total capital share transactions	3,882,344	11,759,587

Total Increase (Decrease) in Net Assets	4,892,373	11,263,865

Net Assets
Beginning of period	34,835,897	23,572,032
End of period (including undistributed net investment income of $717,304 and $93,914, respectively)	$39,728,270	$34,835,897

Capital Share Activity
Shares sold	457,949	831,073
Reinvestment of distributions	--	132,418
Shares redeemed	(217,546)	(244,728)
Total capital share activity	240,403	718,763

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Income Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The Portfolio commenced operations on April 30, 2002. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2005, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40%, of the Portfolio's average daily net assets. Under the terms of the agreement $12,703 was payable at period end. In addition, $7,838 was payable at period end for operating expenses paid by the Advisor during June 2005.

The Advisor has agreed to limit net annual portfolio operating expenses through April 30, 2006. The contractual expense cap is .98%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor benefits from the expense offset arrangement and the Advisor's obligation under the contractual limitation is reduced by the credits earned.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .30% based on the Portfolio's average daily net assets. Under the terms of the agreement, $9,578 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $4,361 for the six months ended June 30, 2005. Under the terms of the agreement, $762 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $48,006,790 and $44,521,171, respectively. U.S. Government security purchases and sales were $39,608,594 and $39,216,692, respectively.

The cost of investments owned at June 30, 2005 for federal income tax purposes was $39,293,115. Net unrealized appreciation aggregated $253,855, of which $616,590 related to appreciated securities and $362,735 related to depreciated securities.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically, short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2005, there were no transactions.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had $637,650 of outstanding borrowing at an interest rate of 3.9375% at June 30, 2005. For the six months ended June 30, 2005, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$17,936	3.54%	$1,558,094	April 2005

Income Portfolio
Financial Highlights

	Periods Ended
	June 30,	December 31,
	2005	2004
Net asset value, beginning	$15.93	$16.05
Income from investment operations
Net investment income	.25	.39
Net realized and unrealized gain (loss)	.19	.52
Total from investment operations	.44	.91
Distributions from:
Net investment income	--	(.44)
Net realized and unrealized gain (loss)	--	(.59)
Total distributions	--	(1.03)
Total increase (decrease) in net asset value	.44	(.12)
Net asset value, ending	$16.37	$15.93

Total return*	2.76%	5.67%
Ratios to average net assets: A
Net investment income (loss)	3.39% (a)	2.84%
Total expenses	1.01% (a)	1.03%
Expenses before offsets	1.01% (a)	1.00%
Net expenses	.98% (a)	.98%
Portfolio turnover	267%	614%
Net assets, ending (in thousands)	$39,728	$34,836

	Periods Ended
	December 31,	December 31,
	2003	2002**
Net asset value, beginning	$15.46	$15.00
Income from investment operations
Net investment income	.44	.58
Net realized and unrealized gain (loss)	1.52	.41
Total from investment operations	1.96	.99
Distributions from:
Net investment income	(.57)	(.26)
Net realized and unrealized gain (loss)	(.80)	(.27)
Total distributions	(1.37)	(.53)
Total increase (decrease) in net asset value	.59	.46
Net asset value, ending	$16.05	$15.46

Total return*	12.70%	6.62%
Ratios to average net assets: A
Net investment income (loss)	3.54%	5.14% (a)
Total expenses	1.04%	1.06% (a)
Expenses before offsets	1.02%	1.00% (a)
Net expenses	.98%	.98% (a)
Portfolio turnover	1,636%	788%
Net assets, ending (in thousands)	$23,572	$15,183

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

** From inception April 30, 2002.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Calvert

Investments that make a difference(R)

June 30, 2005
Semi-Annual Report
Calvert Variable Series, Inc.
Calvert Social International Equity Portfolio

An Ameritas Acacia Company

Calvert

Investments that make a difference(R)

Calvert Variable Series, Inc.
Calvert social International Equity Portfolio
Managed by Grantham, Mayo, Van Otterloo

Dear Investor:

Performance

CVS Calvert Social International Equity Portfolio shares returned -3.52%* for the six-month reporting period ended June 30, 2005, trailing the Morgan Stanley Capital International (MSCI)  Europe Australasia Far East (EAFE) benchmark, which returned -0.85%. An underweight to the strong-performing Energy sector, along with some negative effects in stock selection, accounted for most of the Portfolio's underperformance relative to the benchmark.

Investment Climate

The reporting period saw gains for global equity markets, at least when measured in their own currencies. However, weakness in those currencies erased returns for U.S.-dollar-based investors after foreign currencies were translated to dollars. The MSCI EAFE Index returned 8.4% when measured in local currencies, versus a return of -0.85% in U.S. dollars. The French and Dutch rejections of the European constitution, combined with general economic weakness, made the Euro the weakest of the major currencies. But all the major free-floating currencies declined against the dollar.

Oil prices rose to record levels, above $60 per barrel near the end of the reporting period, helping energy stocks surge. Although prices eased slightly mid-quarter, Energy was the best-performing MSCI EAFE sector for the reporting period. Growing concern over economic fundamentals helped the defensive Pharmaceutical and Utilities sectors outperform. On the flip side, Technology, Telecommunications, and Cyclical stocks underperformed. Smaller-capitalization stocks enjoyed their continued run of outperformance, while value stocks turned in mixed performance relative to growth stocks.1

The Japanese market continued to struggle, though for EAFE Index investors this struggle was somewhat moderated by yen strength relative to European currencies. Japanese GDP (gross domestic product) growth for the March-end quarter came in above expectations. But investors maintain a pessimistic outlook on Japan, for both its domestic situation and its vulnerability to problems elsewhere in Asia. This pessimism was heightened during the reporting period in the wake of mounting Japanese tensions with China. On the other hand, smaller European markets -- led by Austria, a seemingly unstoppable juggernaut of outperformance -- posted the highest returns. Southeast Asian markets also modestly beat the Index. Emerging markets continued to outperform developed markets.

CVS Calvert Social

International Equity Portfolio*

Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 6.30.05)
One year	9.68%
Five year	(3.01%)
Ten year	5.60%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective March 2002.

Portfolio Strategy

Country allocation was neutral for the Portfolio relative to the benchmark, but our allocation to emerging markets generally helped. Approximately 9% of the Portfolio is invested in emerging markets as of June 30, 2005. Additionally, we benefited from exposure to the Netherlands, Sweden, and Norway, but we were hurt by underweights to France and Switzerland. A continued overweight to Japan also hurt the Portfolio.

Sector selection was negative, largely due to the Portfolio's underweight to the Energy sector. This was offset somewhat by overweights to the strong Utilities and Health Care sectors, but these positives could not match the negative impact from being underweight the strongest-performing sector.

Stock selection was also weak, particularly in Europe, excluding the UK. Positions in stocks like Furukawa Electric and Trend Micro (Japanese industrial and technology companies), Telecom Italia (the Italian telephone company), and Schering (the German drug maker) hurt Portfolio performance, as these stocks all suffered in the period. On the positive side, several holdings added value to the Portfolio. These included BG Group (the UK gas utility), Hennes & Mauritz (the Swedish apparel retailer), Encana Corp.(the Canadian oil company), Scottish and Southern Energy (the UK utility), and Mazda Motor Corp.(the Japanese auto maker).

% of
Country Allocation	Total Investments

Argentina	0.2%
Australia	4.1%
Austria	0.2%
Belgium	3.9%
Brazil	1.0%
Canada	1.9%
Denmark	0.5%
Finland	2.4%
France	3.3%
Germany	6.2%
Greece	0.4%
Hungary	0.1%
India	0.6%
Indonesia	0.4%
Ireland	1.3%
Israel	0.7%
Italy	4.4%
Japan	21.8%
Luxembourg	0.4%
Mexico	1.0%
Netherlands	7.3%
Norway	1.1%
Philippines	0.1%
Poland	0.4%
Russia	0.1%
Singapore	0.9%
South Africa	1.3%
South Korea	1.4%
Spain	2.0%
Sweden	3.7%
Switzerland	3.3%
Taiwan	0.9%
Thailand	0.3%
Turkey	0.1%
United Kingdom	22.0%
United States	0.3%

Total	100%

Outlook

International stocks continue to trade at relatively steady, high valuations, posing a challenge to equity markets attempting to stage the comeback required to post a third straight year of positive returns. To stage that comeback, whether through stock price performance or a recovery in currencies, would likely require significant positive economic surprises. Fortunately, there is more scope for positive surprises outside the U.S., particularly in Germany and Japan, where expectations are lower and valuations at least remain less demanding than in the U.S. Within markets (countries), valuation spreads are tight, and there seems little justification for making style bets (for example, overweighting to smaller-cap stocks, which have outperformed over the last several years). In all, we believe significant outperformance will be harder to come by and will be more dependent on individual stock selection than has been true in years past. Through Calvert's Double DiligenceTM process, we continue to seek attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility.

Sincerely,

Thomas R. Hancock
Grantham, Mayo, Van Otterloo
July 2005

Percentage of Portfolio as of 6/30/05: Furukawa Electric 0.72%, Trend Micro 00%, Telecom Italia 1.42%, Schering 1.26%, BG Group 1.22%, Hennes & Mauritz 1.65%, Encana Corp. 1.22%, Scottish and Southern Energy 1.55%, Mazda Motor Corp. 0.63%. All holdings are subject to change without notice.

1. Generally, in the international marketplace, large-cap companies are those that account for about 70% of a given country's market cap, mid caps the next 20%, and small caps the final 10%. Value investing focuses on share price and seeks companies whose shares the Portfolio manager believes are trading below their actual worth. Growth investing focuses on future potential and seeks companies poised for earnings growth.

Calvert Social International Equity Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert World Values International Equity Fund. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05

Actual	$1,000.00	$964.80	$9.59
Hypothetical (5% return per year before expenses)	$1,000.00	$1,015.06	$9.80

* Expenses are equal to the Fund's annualized expense ratio of 1.97%, multiplied by the average account value over the period, multiplied by 181/365.

International Equity Portfolio
Statement of Net Assets
June 30, 2005

Equity Securities - 96.1%	Shares	Value
Argentina - 0.2%
Grupo Financiero Galicia SA, Class B (ADR)*	1,800	$14,526
Telecom Argentina SA, Class B (ADR)*	1,600	19,104
		33,630

Australia - 4.0%
Amcor Ltd.	7,497	38,257
Australia & New Zealand Banking Group Ltd.	8,851	146,625
Australian Gas Light Co. Ltd.	4,510	48,881
National Australia Bank Ltd.	7,876	184,522
Santos Ltd.	14,286	123,172
Telstra Corp. Ltd.	39,060	150,535
		691,992

Austria - 0.2%
Mayr-Melnhof Karton AG	239	33,108

Belgium - 3.7%
Colruyt SA	458	62,448
Dexia	6,487	142,918
Fortis SA/NV	9,850	273,496
UCB SA	3,490	169,697
		648,559

Brazil - 1.0%
Banco Itau Holding Financiera SA (ADR)	700	64,750
Gerdau SA (ADR)	2,940	28,606
Tele Centro Oeste Celular Participacoes SA (ADR)	600	6,042
Tele Norte Leste Participacoes SA (ADR)	2,000	33,300
Unibanco - Uniao de Bancos Brasileiros SA (GDR)	1,100	42,482
		175,180

Canada - 1.9%
EnCana Corp.	5,500	216,868
Royal Bank of Canada	1,800	111,463
		328,331

Denmark - 0.5%
Novo-Nordisk A/S	1,650	83,974

Finland - 2.3%
Kesko Oyj	1,200	30,111
Nokia Oyj	16,400	274,805
Rautaruukki Oyj	6,200	92,638
		397,554

France - 3.2%
BNP Paribas SA	2,059	141,244
Carrefour SA	1,082	52,493
France Telecom SA	5,048	147,553
Havas Advertising SA	9,653	52,788
Peugeot SA	1,534	90,902
Societe Generale Groupe	730	74,321
		559,301

Equity Securities - Cont'd	Shares	Value
Germany - 6.0%
Adidas - Salomon AG	678	$113,617
Altana AG	2,024	115,899
Celesio AG	819	64,396
Continental AG	796	57,387
Deutsche Bank AG	1,092	85,492
Muenchener Rueckversicherungs AG	826	88,061
Schering AG	3,627	223,268
Volkswagen AG:
Non-Voting Preferred	3,764	133,520
Ordinary	3,554	162,619
		1,044,259

Greece - 0.4%
National Bank of Greece SA	1,895	64,882

Hungary - 0.1%
OTP Bank Rt (GDR)	300	20,190

India - 0.5%
Bajaj Auto Ltd. (GDR)	790	24,490
ICICI Bank Ltd. (ADR)	1,600	34,960
Satyam Computer Services Ltd. (ADR)	900	23,400
State Bank of India Ltd. (GDR)	300	11,982
		94,832

Indonesia - 0.4%
PT Bank Mandiri Tbk	196,000	30,123
PT Indonesian Satellite Corp. Tbk	31,000	17,469
PT Unilever Indonesia Tbk	52,000	21,711
		69,303

Ireland - 1.3%
Allied Irish Banks plc	6,781	145,211
Bank of Ireland	4,693	76,196
		221,407

Israel - 0.7%
Check Point Software Technologies Ltd. *	1,200	23,760
Taro Pharmaceuticals Industries Ltd.*	1,300	37,791
Teva Pharmaceutical Industries Ltd. (ADR)	1,800	56,052
		117,603

Italy - 4.2%
Enel SpA	35,521	309,420
Parmalat Finanziaria SpA (b)*	42,078	1
Riunione Adriatica di Sicurta SpA	2,896	56,375
Sanpaolo IMI SpA	9,109	125,193
Telecom Italia SpA.	97,305	252,519
		743,508

Japan - 21.0%
Acom Co. Ltd.	1,098	70,388
Advantest Corp.	800	59,075
Alps Electric Co. Ltd.	4,000	61,239
Astellas Pharma, Inc.	2,400	82,012
Chiba Bank Ltd.	11,000	72,500
Daiichi Pharmaceutical Co. Ltd.	7,500	166,013
Denso Corp.	4,400	100,171
Eisai Co. Ltd.	4,600	154,702

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
Fanuc Ltd.	1,600	$101,704
Furukawa Electric Co. Ltd.	33,000	127,942
JSR Corp.	2,500	52,745
Kao Corp.	6,000	141,466
Kawasaki Kisen Kaisha Ltd.	9,000	53,395
Kikkoman Corp.	9,000	79,605
Komatsu Ltd.	14,000	108,683
Mazda Motor Corp.	29,933	112,542
Mitsubishi Chemical Corp.	18,000	52,745
Mitsui OSK Lines Ltd.	13,000	80,290
Mitsui Trust Holdings	8,000	82,229
Mizuho Financial Group, Inc.	24	108,629
Nippon Steel Corp.	39,000	90,722
Nippon Yusen KK	9,000	51,772
Nitto Denko Corp.	1,600	91,750
Ono Pharmaceutical Co. Ltd.	2,000	94,852
Osaka Gas Co. Ltd.	56,000	176,215
Resona Holdings, Inc.	43,000	80,254
Shizuoka Bank Ltd.	8,000	68,740
SMC Corp.	700	76,368
Sumitomo Electric Industries, Inc.	7,000	71,698
Taiyo Nippon Sanso Corp.	8,000	40,682
Takefuji Corp.	1,410	95,348
Teijin Ltd.	21,000	97,511
Terumo Corp.	6,400	184,654
Tokyo Electron Ltd.	1,300	68,804
Tokyo Gas Co. Ltd	23,000	86,061
Toyota Motor Corp.	6,400	229,087
Ube Industries Ltd.	36,000	73,357
Yamada Denki Co Ltd.	800	46,019
Yamato Transport Co. Ltd.	6,000	83,311
		3,675,280

Luxembourg - 0.4%
Arcelor	3,255	63,875

Mexico - 1.0%
America Movil, SA de CV (ADR)	700	41,727
Cemex, SA de CV (ADR)	1,787	75,814
Telefonos de Mexico, SA de CV (ADR)	2,800	52,892
		170,433

Netherlands - 7.1%
ABN AMRO Holding NV	14,101	347,173
Aegon NV	10,062	130,378
Buhrmann NV	8,514	84,157
Hagemeyer NV*	34,215	81,134
ING Groep NV (CVA)	15,595	440,936
Royal KPN NV	9,834	82,570
TPG NV	2,732	69,246
		1,235,594

Norway - 1.1%
DNB NOR ASA	11,010	114,894
Orkla ASA	2,000	73,698
		188,592

Philippines - 0.1%
Globe Telecom, Inc.	1,466	21,003

Equity Securities - Cont'd	Shares	Value
Poland - 0.4%
Bank Pekao SA (GDR)	800	$33,800
Telekomunikacja Polska SA (GDR)	4,500	27,675
Telekomunikacja Polska SA (GDR) (e)	2,300	14,145
		75,620
Russia - 0.1%
VimpelCom (ADR)*	500	17,015

Singapore - 0.8%
DBS Group Holdings Ltd.	9,000	76,287
Singapore Telecommunications Ltd.	42,000	68,961
		145,248

South Africa - 1.2%
Alexander Forbes Ltd.	9,000	17,384
BIDVest Group Ltd.:
Common Stock	1,699	18,495
Warrants (strike price 6,000 ZAR/share, expires 12/8/06)*	120	271
Investec Ltd.	1,000	29,722
Nedcor Ltd.	2,352	26,198
Pick'n Pay Stores Ltd.	7,000	26,203
Spar Group Ltd.*	2,000	7,277
Telkom South Africa Ltd.	1,856	30,320
Tiger Brands Ltd.	2,000	34,139
VenFin Ltd.	6,000	25,784
		215,793

South Korea - 1.3%
Kookmin Bank (ADR)	1,700	77,486
KT Corp. (ADR)	3,230	69,445
SK Telecom Co. Ltd. (ADR)	4,252	86,741
		233,672

Spain - 1.9%
Amadeus Global Travel Distribution SA	8,167	71,439
Banco Bilbao Vizcaya Argentaria SA	7,746	119,580
Gas Natural SDG SA	4,864	143,469
		334,488

Sweden - 3.5%
Hennes & Mauritz AB	8,350	294,225
Nordea Bank AB	17,000	154,656
Sandvik AB	2,000	74,445
TeliaSonera AB
Common Stock	19,500	93,198
Rights	12,500	1,134
		617,658

Switzerland - 3.1%
Credit Suisse Group	3,761	148,217
Swisscom AG	571	186,075
Zurich Financial Services Group AG	1,262	217,237
		551,529

Taiwan - 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	17,069	155,667

Thailand - 0.3%
Bangkok Bank PCL (NVDR)	5,000	12,216
Charoen Pokphand Foods PCL	80,000	8,205
Electricity Generating PCL	7,000	13,631
Kiatnakin Finance PCL	2,000	1,330
Land & Houses PCL (NVDR)	20,000	3,290
National Finance PCL	37,700	11,673
		50,345

Equity Securities - Cont'd	Shares	Value
Turkey - 0.1%
Turkcell Iletisim Hizmet AS (ADR)	1,916	$24,234

United Kingdom - 21.2%
Aviva plc	20,004	223,063
Barclays plc	21,386	212,977
Barratt Developments plc	12,097	155,387
BG Group plc	25,523	210,022
Boots Group plc	10,060	109,834
BT Group plc	44,932	185,269
Bunzl plc	5,121	47,831
Cadbury Schweppes plc	20,727	198,054
Centrica plc	30,102	125,065
Dixons Group plc	37,367	105,174
GlaxoSmithKline plc	23,976	580,700
GUS plc	3,360	53,038
HBOS plc	20,000	308,532
Invensys plc*	355,653	66,948
J Sainsbury plc	7,813	39,954
Johnson Matthey plc	2,091	39,998
Next plc	5,019	135,777
Northern Foods plc	39,840	112,849
Scottish & Southern Energy plc	15,077	273,807
Scottish Power plc	12,572	111,904
Tate & Lyle plc	9,006	77,014
United Utilities plc	11,933	141,193
Wimpey George plc	9,641	75,876
Wolseley plc	5,625	118,389
		3,708,655

Total Equity Securities (Cost $15,126,781)		16,812,314

	Principal
U.S. Treasury - 0.3%	Amount
United States Treasury Bills, 8/25/05 (l)	$50,000	49,784

Total U.S. Treasury (Cost $49,784)		49,784

Total Investments (Cost $15,176,565) - 96.4%		16,862,098
Other assets and liabilities, net - 3.6%		635,001
Net Assets - 100%		$17,497,099

(b) This security is valued by the Board of Directors. See Note A.

(l) Collateral for futures contracts.

* Non-income producing security.

Abbreviations:

ADR: American Depository Receipts

CVA: Certificaten Van Aandelen

GDR: Global Depository Receipts

NVDR: Non-Voting Depository Receipts

PCL: Public Company Limited

ZAR: South African Rand

See notes to financial statements.

Net Assets Consist Of:
Paid-in capital applicable to 1,100,047 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$17,998,067
Undistributed net investment income	188,432
Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,333,478)
Net unrealized appreciation (depreciation) on investments and foreign currencies and assets and liabilities denominated in foreign currencies	1,644,078

Net Assets	$17,497,099

Net Asset Value Per Share	$15.91

Forward Foreign Currency Contracts, Open at June 30,2005

						Unrealized Appreciation/
Contracts to Receive / Deliver		In Exchange For		Settlement Date	Contract Value	(Depreciation)
Purchased:
Danish Kroner	332,000	US Dollars	$56,195	26-Aug-05	$54,008	($2,187)
Euro	349,054	US Dollars	440,123	26-Aug-05	423,187	(16,936)
Swiss Franc	705,567	US Dollars	577,166	26-Aug-05	552,429	(24,737)
Total Purchased						($43,860)

Sold:
British Pound	192,855	US Dollars	$351,190	26-Aug-05	$345,076	$6,114
Japanese Yen	494,623	US Dollars	4,626	26-Aug-05	4,484	142
Total Sold						$6,256

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures(i)	Contracts	Date	at Value	(Depreciation)
Purchased:
CAC 40 Index	3	7/05	$153,831	$1,426
DAX Index	2	9/05	279,811	508
OMX Index	1	7/05	10,533	116
Total Purchased				$2,050

(i) Futures collateralized by 50,000 units of U.S. Treasury Bills.

See notes to financial statements.

International Equity Portfolio
Statement of Operations
Six Months Ended June 30, 2005

Net Investment Income
Investment Income:
Interest income	$842
Dividend income (net of foreign taxes withheld of $41,813)	343,059
Total investment income	343,901

Expenses:
Investment advisory fee	68,000
Transfer agency fees and expenses	7,330
Directors' fees and expenses	959
Administrative fees	31,736
Accounting fees	9,695
Custodian fees	62,900
Reports to shareholders	3,038
Professional fees	8,814
Miscellaneous	4,162
Total expenses	196,634
Fees waived	(7,879)
Fees paid indirectly	(10,359)
Net expenses	178,396

Net Investment Income	165,505

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of foreign taxes of $351)	787,204
Foreign currencies	(48,056)
Futures	38,229
777,377

Change in unrealized appreciation (depreciation):
Investments and foreign currencies (net of deferred foreign taxes of $809)	(1,534,573)
Assets and liabilities denominated in foreign currencies (including foreign currency contracts)	(65,604)
Futures	(1,946)
(1,602,123)

Net Realized and Unrealized Gain (Loss)	(824,746)

Increase (Decrease) in Net Assets
Resulting From Operations	($659,241)

See notes to financial statements.

International Equity Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$165,505	$66,410
Net realized gain (loss)	777,377	1,458,840
Change in unrealized appreciation or (depreciation)	(1,602,123)	1,244,153

Increase (Decrease) in Net Assets
Resulting From Operations	(659,241)	2,769,403

Distributions to shareholders from:
Net investment income	--	(143,309)

Capital share transactions:
Shares sold	2,116,799	5,136,418
Reinvestment of distributions	--	143,309
Shares redeemed	(2,672,781)	(3,364,242)
Total capital share transactions	(555,982)	1,915,485

Total Increase (Decrease) in Net Assets	(1,215,223)	4,541,579
Net Assets
Beginning of period	18,712,322	14,170,743
End of period (including undistributed net investment income of $188,432 and $22,927, respectively)	$17,497,099	$18,712,322

Capital Share Activity
Shares sold	130,631	349,130
Reinvestment of distributions	--	8,647
Shares redeemed	(165,497)	(228,805)
Total capital share activity	(34,866)	128,972

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social International Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2005, $1, or .00% of net assets, were fair valued under the direction of the Board of Directors.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Forward Currency Contracts: The Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates and to hedge against its currency exposure relative to that of the MSCI EAFE Index. The Portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar, and the ability of the counterparties to fulfill their obligations under the contracts.

Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset and/or liability and in the Statement of Operations as unrealized appreciation or depreciation until the contracts are closed, when they are recorded as realized forward currency contract gains or losses.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly on the following rates of the Portfolio's average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement $10,574 was payable at period end. In addition, $13,563 was payable at period end for operating expenses paid by the Advisor during June 2005.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .35% based on the Portfolio's average daily net assets. For the six months ended, CASC waived $7,879 of its fee. Under the terms of the agreement, $3,761 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $1,515 for the six months ended June 30, 2005. Under the terms of the agreement $234 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $5,505,092 and $6,083,575, respectively.

The cost of investments owned at June 30, 2005 for federal income tax purposes was $15,262,842. Net unrealized appreciation aggregated $1,599,256, of which $2,143,616 related to appreciated securities and $544,360 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $552,689 and $2,486,387 at December 31, 2004 may be utilized to offset future capital gains until expiration in December 2009 and December 2010, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings outstanding during the six months ended June 30, 2005.

International Equity Portfolio
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
	2005	2004	2003
Net asset value, beginning	$16.49	$14.09	$10.93
Income from investment operations
Net investment income	.15	.06	.02
Net realized and unrealized gain (loss)	(.73)	2.47	3.43
Total from investment operations	(.58)	2.53	3.45
Distributions from
Net investment income	--	(.13)	(.29)
Total distributions	--	(.13)	(.29)
Total increase (decrease) in net asset value	(0.58)	2.40	3.16
Net asset value, ending	$15.91	$16.49	$14.09

Total return*	(3.52%)	17.95%	31.56%
Ratios to average net assets: A
Net investment income	1.83% (a)	.43%	.33%
Total expenses	2.17% (a)	2.18%	2.42%
Expenses before offsets	2.08% (a)	2.08%	2.28%
Net expenses	1.97% (a)	2.02%	2.24%
Portfolio turnover	31%	68%	86%
Net assets, ending (in thousands)	$17,497	$18,712	$14,171

		Years Ended
	December 31,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$12.85	$19.37	$25.66
Income from investment operations
Net investment income	.05	.02	.01
Net realized and unrealized gain (loss)	(1.97)	(4.81)	(4.49)
Total from investment operations	(1.92)	(4.79)	(4.48)
Distributions from
Net investment income	--	(.02)	--
Net realized gains	--	(1.71)	(1.81)
Total distributions	--	(1.73)	(1.81)
Total increase (decrease) in net asset value	(1.92)	(6.52)	(6.29)
Net asset value, ending	$10.93	$12.85	$19.37

Total return*	(14.94%)	(24.69%)	(17.40%)
Ratios to average net assets: A
Net investment income	.40%	.08%	.06%
Total expenses	2.24%	1.61%	1.53%
Expenses before offsets	2.10%	1.61%	1.53%
Net expenses	2.01%	1.54%	1.36%
Portfolio turnover	143%	86%	70%
Net assets, ending (in thousands)	$9,681	$11,283	$18,572

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Calvert

Investments that make a difference(R)

June 30, 2005
Semi-Annual Report
Calvert Variable Series, Inc.
Calvert Social Mid Cap Growth Portfolio

An Ameritas Acacia Company

Calvert

Investments that make a difference(R)

Calvert Variable Series, Inc.
Calvert Social Mid Cap Growth Portfolio

Managed by Brown Capital Management, Inc.

Dear Investor:

Performance

CVS Calvert Social Mid Cap Growth Portfolio shares returned 0.72%* for the six-month reporting period ended June 30, 2005, versus the benchmark Russell Mid Cap Growth Index return of 1.70%. Portfolio underperformance relative to the benchmark resulted largely from stock selection in the Health Care sector, and to some degree in the Financial Services sector.

Investment Climate

For the six-month reporting period, value stocks outperformed growth stocks, and mid-cap outperformed both large- and small-cap stocks.1,2 Consistent with the outperformance of value over growth, the top two sectors in the Russell Mid Cap Growth Index for the reporting period were Other Energy and Utilities -- both generally thought of as value rather than growth sectors.

Continuing to influence stock-market performance is the ongoing series of Fed funds rate increases by the Federal Reserve's Open Market Committee (FOMC) and high, fluctuating crude oil prices. Given the language of the most recent FOMC statement, many economists expect the Fed funds rate to rise to nearly 4% over the next twelve months. However, others are hopeful that rate increases will come to a halt in the second half of this year. If this latter is the case, we believe stocks should rally. Oil prices rallied through April, limiting the performance of non-energy-related stocks. As oil prices dropped in May, non-energy-related stocks performed well and managed to hold on when crude oil prices rose again late in the reporting period.

CVS Calvert Social
Mid Cap Growth Portfolio*

Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 6.30.05)
One year	4.69%
Five year	(1.77%)
Ten year	7.68%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Portfolio Strategy

The highest-contributing sector to the Portfolio through the reporting period was Consumer Discretionary, driven by our holdings in retailers and restaurants. Advance Auto Parts Inc. (AAP) was the highest contributor to performance, appreciating 47.8% for the first six months of the year. AAP continues to benefit from strong demand on the part of consumers who do their own auto repairs. Another strong-performing retailer for us has been Chico's, a private-label women's apparel retailer whose leading stores include both Chico's and White House/Black Market. Strong comparable-store sales and earnings reports during the past six months propelled the stock.

Panera Bread Co. (PNRA) was not only one of the top Portfolio contributors but also showed the Portfolio's strongest absolute price performance, up 54% for the period. Beginning in the fourth quarter of 2004, Panera began to show increasingly strong comparable-store sales and stronger earnings reports, providing support that low-carb diets or other factors have not irreparably damaged Panera's long-term growth prospects.

The second-highest contributor to Portfolio performance for the period was Utilities. While this sector is thought of more as a value than a growth sector, Nextel Partners Inc. (NXTP) a telecommunications utility, has what we believe to be very attractive growth prospects.  A business that was partially spun out from its parent, Nextel Communications, NXTP focuses on cellular phone service to the rural market and now trades in line with its parent. (Nextel Communications is expected to merge with Sprint later in 2005.)

The largest detractors from Portfolio performance during the reporting period were Health Care-related stocks -- Biogen Idec, Waters Corp, and Biomet Inc. Regarding Biogen Idec, the nation's third-largest biotech firm, sale and distribution of a promising new drug treatment for multiple sclerosis were suspended as the company awaited information about deaths of two people taking the drug. The stock plummeted 42.6% in one day. We held our position, given that the company's remaining business was solid and that the MS drug might well be returned to the market. In fact, it was not, and a third person taking the drug has since died. We have liquidated the Fund's Biogen Idec position. Waters Corp., a maker of high-performance liquid chromatography products sold primarily to the pharmaceutical industry, lowered revenue and earnings guidance, causing the stock to decline more than 20% for the reporting period. However, we continue to hold this position, as we believe the slowdown is not a permanent reduction in the longer-term demand for the company's products.

The Financial Services sector was a modest detractor from Portfolio performance this period. The most notable good news in this sector was Legg Mason Inc. It is the Portfolio's highest-weighted stock and was our second-highest contributor this period, appreciating 42%. The company announced that it is doing an asset swap with Citigroup -- basically exchanging Legg's broker-dealer business for Citi's asset management business, plus other considerations. The announcement was well received by the marketplace. This Portfolio success was unfortunately offset by the underperformance of Investor Financial Services Inc. (IFIN), a global custody bank. The marketplace believes that the flattening of the yield curve is putting pressure on earnings, so much so that management could soon lower earnings guidance for the coming quarters. We still like the long-term growth prospects of IFIN and continue to hold the stock.

% of Total
Economic Sectors	Investments

Auto & Transportation	2.0%
Consumer Discretionary	33.4%
Consumer Staples	1.3%
Financial Services	15.8%
Health Care	13.9%
Other Energy	5.1%
Producer Durables	7.2%
Technology	18.6%
Utilities	2.7%
Total	100%

Outlook

Brown Capital Management continues to focus on the fundamentals of companies in which we invest. We use Calvert's Double DiligenceTM process to seek attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility.

While we are aware of short-term forces that affect the stock market, we believe that sustainable earnings growth and sound management decisions in our Portfolio companies will ultimately lead to longer-term stock price increases. Most analysts expect corporate profit growth to continue in the range of 10-12% for 2005, slowing to single-digit growth in 2006. While this would be a meaningful decline from the 20%+ growth we saw in 2004, we believe that the appropriate fiscal and monetary policies are in place to support sustained, though, slower growth. We believe that remaining valuation-conscious through this anticipated period of decelerating earnings can still lead to longer-term Portfolio outperformance.

Sincerely,

Ed Brown
Brown Capital Management
July 2005

1. The Russell 3000(R) Growth Index returned -1.88% and the Russell 3000(R) Value Index +1.69%. The Russell 1000(R) Index of large-cap stocks returned +0.11%, the Russell Mid Cap Index +3.92%, and the Russell 2000(R) Index of small-cap stocks -1.25%.

2. Value investing focuses on share price and seeks companies whose shares managers believe are trading below their actual worth. Growth investing focuses on future potential and seeks companies poised for earnings growth. Generally, small-cap companies have a market value of less than $2 billion, mid-cap companies between $2 billion and $10 billion, and large-cap companies more than $10 billion.

Percentage of portfolio as of 6/30/05: Advance Auto Parts Inc. 2.68%, Chico's 1.92%, Panera Bread Co. 1.28%, Nextel Partners Inc. 2.67%, Biogen Idec 0%, Waters Corp. 1.67%, Biomet Inc. 1.96%, Legg Mason Inc. 3.33%, and Investor Financial Services Inc. 2.60%.  All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 -- 6/30/05

Actual	$1,000.00	$1,007.20	$5.73
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.08	$5.77

* Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 181/365.

Mid Cap Growth Portfolio
Statement of Net Assets
June 30, 2005

Equity Securities - 99.0%	Shares	Value
Banks - Outside New York City - 2.6%
Investors Financial Services Corp.	46,100	$1,743,502

Biotechnology - Research & Production - 1.6%
Genzyme Corp. - General Division*	17,700	1,063,593

Communications Technology - 2.9%
Juniper Networks, Inc.*	77,600	1,953,968

Computer - Services, Software & Systems - 4.0%
Adobe Systems, Inc.	41,600	1,190,592
Mercury Interactive Corp.*	37,500	1,438,500
		2,629,092

Computer Technology - 4.0%
Network Appliance, Inc.*	11,500	325,105
RSA Security, Inc.*	55,800	640,584
Synopsys, Inc.*	33,100	551,777
Zebra Technologies Corp.*	26,650	1,167,003
		2,684,469

Consumer Electronics - 2.5%
Electronic Arts, Inc.*	29,700	1,681,317

Consumer Products - 2.3%
Nautilus Group, Inc.	54,300	1,547,550

Diversified Production - 2.5%
Danaher Corp.	31,400	1,643,476

Education Services - 3.2%
Laureate Education, Inc.*	22,700	1,086,422
Strayer Education, Inc.	11,700	1,009,242
		2,095,664

Electronics - Medical Systems - 0.8%
Affymetrix, Inc.*	9,700	523,121

Electronics - Semiconductors / Components - 5.9%
Altera Corp.*	66,500	1,318,030
Analog Devices, Inc.	22,000	820,820
Integrated Circuit Systems, Inc.*	36,000	743,040
Jabil Circuit, Inc.*	34,300	1,054,039
		3,935,929

Electronics - Technology - 1.6%
Trimble Navigation Ltd.*	26,750	1,042,447

Financial Data Processing Services - 3.6%
Checkfree Corp.*	27,200	926,432
Paychex, Inc.	45,300	1,474,062
		2,400,494

Equity Securities - Cont'd	Shares	Value
Financial Miscellaneous - 1.7%
H & R Block, Inc.	19,900	$1,161,165

Healthcare Facilities - 3.2%
Health Management Associates, Inc.	80,750	2,114,035

Healthcare Management Services - 0.7%
Caremark Rx, Inc.*	11,000	489,720

Healthcare Services - 1.5%
WellPoint, Inc.*	14,200	988,888

Identification Control & Filter Devices - 1.7%
Waters Corp.*	29,900	1,111,383

Insurance - Multi-Line - 1.7%
Willis Group Holdings Ltd.	33,600	1,099,392

Investment Management Companies - 2.7%
T. Rowe Price Group, Inc.	28,200	1,765,320

Jewelry Watches & Gems - 0.9%
Fossil, Inc.*	27,100	615,170

Machinery - Oil Well Equipment & Services - 5.1%
Grant Prideco, Inc.*	43,100	1,139,995
Noble Corp.	18,000	1,107,180
Smith International, Inc.	17,500	1,114,750
		3,361,925

Medical & Dental - Instruments & Supplies - 6.0%
Biomet, Inc.	38,000	1,316,320
St. Jude Medical, Inc.*	42,500	1,853,425
Wright Medical Group, Inc.*	30,000	801,000
		3,970,745

Production Technology Equipment - 3.0%
Lam Research Corp.*	36,600	1,059,204
Novellus Systems, Inc.*	38,300	946,393
		2,005,597

Recreational Vehicles & Boats - 2.0%
Harley-Davidson, Inc.	26,600	1,319,360

Restaurants - 6.5%
Cheesecake Factory, Inc.*	58,350	2,026,496
Darden Restaurants, Inc.	44,000	1,451,120
Panera Bread Co.*	13,800	856,773
		4,334,389

Retail - 17.6%
Advance Auto Parts, Inc.*	27,100	1,749,305
Chico's FAS, Inc.*	36,700	1,258,076
Fastenal Co.	17,700	1,084,302
Guitar Center, Inc.*	23,750	1,386,288
PETsMART, Inc.	67,600	2,051,660
Ross Stores, Inc.	36,000	1,040,760
Staples, Inc.	93,900	2,001,948
Williams-Sonoma, Inc.*	28,000	1,107,960
		11,680,299

Equity Securities - Cont'd	Shares	Value
Securities Brokers & Services - 3.3%
Legg Mason, Inc.	21,150	$2,201,927

Soaps & Household Chemicals - 1.2%
Church & Dwight Co., Inc.	22,800	825,360

Utilities - Telecommunications - 2.7%
Nextel Partners, Inc.*	70,300	1,769,451

Total Equity Securities (Cost $56,600,896)		65,758,748

TOTAL INVESTMENTS (Cost $56,600,896) - 99.0%		65,758,748
Other assets and liabilities, net - 1.0%		683,960
Net Assets - 100%		$66,442,708

Net Assets Consist of:
Paid-in capital applicable to 2,502,285 shares of common stock outstanding; $0.01 par value,
1,000,000,000 shares authorized:		$67,103,459
Undistributed net investment income (loss)		(242,403)
Accumulated net realized gain (loss) on investments		(9,576,200)
Net unrealized appreciation (depreciation) on investments		9,157,852

Net Assets		$66,442,708

Net Asset Value Per Share		$26.55

* Non-income producing security.

See notes to financial statements.

Mid Cap Growth Portfolio
Statement of Operations
Six Months Ended June 30, 2005

Net Investment Income
Investment Income:
Dividend income	$122,954
Interest income	14,645
Total investment income	137,599

Expenses:
Investment advisory fee	214,389
Transfer agency fees and expenses	49,202
Accounting fees	11,447
Directors' fees and expenses	3,399
Administrative fees	82,442
Custodian fees	9,494
Reports to shareholders	6,321
Professional fees	8,328
Miscellaneous	5,208
Total expenses	390,230
Fees waived	(4,848)
Fees paid indirectly	(5,380)
Net expenses	380,002

Net Investment Income (Loss)	(242,403)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	2,636,474
Change in unrealized appreciation (depreciation)	(1,992,272)

Net Realized and Unrealized Gain
(Loss) on Investments	644,202

Increase (Decrease) in Net Assets
Resulting From Operations	$401,799

See notes to financial statements.

Mid Cap Growth Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	($242,403)	($533,811)
Net realized gain (loss)	2,636,474	3,978,498
Change in unrealized appreciation or (depreciation)	(1,992,272)	2,448,088

Increase (Decrease) in Net Assets
Resulting From Operations	401,799	5,892,775

Capital share transactions:
Shares sold	3,168,346	9,729,753
Shares redeemed	(6,619,435)	(8,727,014)
Total capital share transactions	(3,451,089)	1,002,739

Total Increase (Decrease) in Net Assets	(3,049,290)	6,895,514

Net Assets
Beginning of period	69,491,998	62,596,484
End of period (including undistributed net investment loss of $242,403 and $0, respectively)	$66,442,708	$69,491,998

Capital Share Activity
Shares sold	122,637	396,258
Shares redeemed	(256,635)	(356,129)
Total capital share activity	(133,998)	40,129

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Mid Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2005, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statem ents and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65%, of the Portfolio's average daily net assets. Under the terms of the agreement, $35,801 was payable at period end. In addition, $9,899 was payable at period end for operation expenses paid by the Advisor during June 2005.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% based on the Portfolio's annual average daily net assets. Under the terms of the agreement, $12,909 was payable at period end. For the six months ended June 30, 2005, CASC waived $4,848 of its fee.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $6,964 for the period ended June 30, 2005. Under the terms of the agreement, $1,148 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $17,046,639 and $19,993,592, respectively.

The cost of investments owned at June 30, 2005 for federal income tax purposes was $56,657,032. Net unrealized appreciation aggregated $9,101,716, of which $11,869,665 related to appreciated securities and $2,767,949 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $12,156,538 at December 31, 2004 may be used to offset future capital gains until expiration in December 2010.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had $13,582 of outstanding borrowings at an interest rate of 3.9375% at June 30, 2005. For the six months ended June 30, 2005, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$1,533	3.58%	$122,787	June 2005

Mid Cap Growth Portfolio
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
	2005	2004	2003
Net asset value, beginning	$26.36	$24.11	$18.31
Income from investment operations
Net investment income (loss)	(.10)	(.20)	(.17)
Net realized and unrealized gain (loss)	.29	2.45	5.97
Total from investment operations	.19	2.25	5.80
Total increase (decrease) in net asset value	.19	2.25	5.80
Net asset value, ending	$26.55	$26.36	$24.11

Total return*	.72%	9.33%	31.68%
Ratios to average net assets: A
Net investment income (loss)	(.73%) (a)	(.83%)	(.87%)
Total expenses	1.18% (a)	1.17%	1.20%
Expenses before offsets	1.17% (a)	1.16%	1.19%
Net expenses	1.15% (a)	1.15%	1.17%
Portfolio turnover	26%	89%	148%
Net assets, ending (in thousands)	$66,443	$69,492	$62,596

		Years Ended
	December 31,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$25.51	$31.04	$30.03
Income from investment operations
Net investment income (loss)	(.19)	(.18)	(.15)
Net realized and unrealized gain (loss)	(7.01)	(3.58)	3.69
Total from investment operations	(7.20)	(3.76)	3.54
Distributions from
Net realized gains	--	(1.77)	(2.53)
Total distributions	--	(1.77)	(2.53)
Total increase (decrease) in net asset value	(7.20)	(5.53)	1.01
Net asset value, ending	$18.31	$25.51	$31.04

Total return*	(28.22%)	(12.20%)	11.57%
Ratios to average net assets: A
Net investment income (loss)	(.90%)	(.77%)	(.60%)
Total expenses	1.19%	1.13%	1.12%
Expenses before offsets	1.18%	1.13%	1.12%
Net expenses	1.16%	1.10%	1.02%
Portfolio turnover	134%	60%	97%
Net assets, ending (in thousands)	$44,176	$65,090	$64,027

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Calvert

Investments that make a difference(R)

June 30, 2005
Semi-Annual Report
Calvert Variable Series, Inc.
Calvert Social Small Cap Growth Portfolio

An Ameritas Acacia Company

Calvert

Investments that make a difference(R)

Calvert Variable Series, Inc.
Calvert social Small Cap Growth Portfolio

Investment Advisor: Calvert Asset Management Company, Inc.

Dear Investor:

Performance

For the first six months of 2005, CVS Calvert Social Small Cap Growth Portfolio shares returned -9.34%*, while the Russell 2000(R) Index, an index of U.S. small-cap companies, returned -1.26%.  While we are disappointed in our year-to-date results, we are pleased to announce the appointment of Renaissance Investment Management (Renaissance) as the new sub-advisor to the Portfolio, effective June 9, 2005.

Calvert selected Renaissance based on their expertise in the small-cap core discipline, long-term track record, and commitment to socially responsible investing. The small-cap portfolio management team has depth of industry experience (18+ years) and long tenure with the firm. In terms of their investment process, Renaissance applies quantitative and qualitative analyses to a large universe of small-cap stocks to develop a large "buy list" of stocks for the Portfolio. Using Calvert's Double DiligenceTM process, they seek attractive potential investments in well managed firms by examining companies both financially and in terms of corporate responsibility.

Based in Cincinnati, Renaissance is a partner of Affiliated Managers Group (AMG), a publicly traded money management holding company with over $163 billion in assets under management. Renaissance itself manages over $672 million in small-cap assets.

CVS Calvert Social
Small Cap Growth Portfolio*

Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 6.30.05)
One year	(6.90%)
Five year	3.28%
Since inception (3.15.95)	6.41%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective October 1997 and June 2005.

Investment Climate

Small-caps stocks, as measured by the Russell 2000 Index, underperformed large-caps, as measured by the Russell 1000(R) Index1,2, for the six-month period and demonstrated a high degree of volatility. The 1.26% loss of the Russell 2000 Index for the period was driven by a 5.34% decline in the first quarter and a 4.32% rally in the second quarter. In contrast, the Russell 1000 Index rose a slight 0.11% for the full period, fueled by a 1.91% decline in the first quarter and a 2.05% rise in the second quarter.

Energy stocks drove the market, and rising crude oil prices drove energy stocks. In fact, the 20%+ return to stocks in the Other Energy sector of the Russell 2000 Index contributed approximately a full percentage point to that Index's return. The bulk of the strong performance from energy stocks and the weak performance from the balance of the small-cap market was concentrated in the first quarter. Energy prices softened a bit in the middle of the second quarter, and stocks rallied. Impressively, small-cap stocks continued to rally through the resurgence of oil prices in June, something that large-caps were not able to do.

Portfolio strategy

The Portfolio was generally positioned well over the reporting period in terms of sector weighting, so underperformance during the period was a product of weak stock selection. The Portfolio gained an advantage by being overweight the Other Energy sector, the best-performing sector in the Russell 2000 Index for the six-month period. In addition to the relative performance advantage realized by this sector weighting, the strong performance of Portfolio holdings in the sector, most notably Swift Energy and Energy Partners, Ltd., further boosted returns.  Unfortunately, stock selection in other sectors erased this advantage. In the Consumer Discretionary sector, diminished business outlooks for Sirva and Startek were the primary contributors to the poor sector performance. Each of these stocks was sold prior to the appointment of Renaissance as the Portfolio's new sub-advisor.

% of Total
Economic Sectors	Investments

Auto & Transportation	5.9%
Consumer Discretionary	25.2%
Financial Services	16.0%
Healthcare	16.8%
Materials & Processing	8.8%
Other Energy	4.1%
Producer Durables	4.2%
Technology	19.0%

Total	100%

Outlook

The investment team at Renaissance believes that the outlook for the market overall, and for the companies in the Portfolio in particular, remains bright. The stock market has been in a tight trading range for the first half of this year, much as it was in the first half of 1994. Then, as now, the Fed was steadily raising interest rates, and investors were cautious about the outlook for stocks in the latter half the year and beyond. While the market continued to meander through the remainder of 1994, it began to move higher in 1995 once investors were clear that higher interest rates were not likely to derail the economy or corporate profits. While history is an imperfect guide, Renaissance senses that the current environment is likely to unfold in a similar fashion.

With regard to our specific holdings, Renaissance notes that many of the companies in the Portfolio presently sell at what they believe are more attractive valuations than they have seen in very many years. Renaissance believes that higher-quality growth companies in general are selling at unusually low valuations relative to the broad market and that this situation can pave the way for good relative performance going forward.

July 2005

Percentage of portfolio as of 6/30/05: Swift Energy 0.0%, Energy Partners, Ltd. 0.0%, Sirva 0.0%, and Startek 0.0%. All holdings are subject to change without notice.

1. For the six-month period ended 6/30/05, the Russell 2000 Index returned -1.26%, versus +0.11% for the Russell 1000 Index.

2. Generally, small-cap companies have a market value of less than $2 billion, mid-cap companies between $2 billion and $10 billion, and large-cap companies more than $10 billion.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05

Actual	$1,000.00	$907.10	$6.24
Hypothetical (5% return per year before expenses)	$1,000.00	$1,018.25	$6.60

* Expenses are equal to the Fund's annualized expense ratio of 1.32%, multiplied by the average account value over the period, multiplied by 181/365.

Small Cap Growth Portfolio
Schedule of Investments
June 30, 2005

Equity Securities - 96.0%	Shares	Value
Air Transportation - 1.9%
SkyWest, Inc.	14,915	$271,155

Banks - Outside New York City - 2.1%
Pacific Capital Bancorp	8,170	302,944

Building - Roof & Wallboard - 1.7%
ElkCorp	8,835	252,239

Building Materials - 1.3%
Trex Co, Inc.*	7,220	185,554

Commercial Information Services - 1.5%
Radware Ltd.*	12,065	218,135

Communications Technology - 3.5%
Comtech Telecommunications Corp.*	7,315	238,688
j2 Global Communications, Inc.*	7,885	271,559
		510,247

Computer - Services, Software & Systems - 5.9%
ANSYS, Inc.*	8,075	286,743
Digital River, Inc.*	9,595	304,641
MICROS Systems, Inc.*	5,985	267,829
		859,213

Computer Technology - 3.6%
Emulex Corp.*	14,345	261,940
Hutchinson Technology, Inc.*	6,650	256,091
		518,031

Consumer Electronics - 1.9%
InfoSpace, Inc.*	8,360	275,295

Consumer Products - 5.8%
Nautilus Group, Inc.	9,880	281,580
Oakley, Inc.	18,050	307,391
Toro Co.	6,555	253,089
		842,060

Diversified Financial Services - 2.1%
Jones Lang LaSalle, Inc.*	6,840	302,533

Drugs & Pharmaceuticals - 3.9%
American Pharmaceutical Partners, Inc.*	6,935	286,069
First Horizon Pharmaceutical Corp.*	15,010	285,790
		571,859

Education Services - 2.0%
Bright Horizons Family Solutions, Inc.*	7,315	297,867

Electronics - Semiconductors / Components - 1.6%
OmniVision Technologies, Inc.*	16,910	229,807

Electronics - Technology - 2.0%
Innovative Solutions & Support, Inc.*	8,550	287,023

Equity Securities - Cont'd	Shares	Value
Entertainment - 1.5%
Movie Gallery, Inc.	8,455	$223,466

Financial Data Processing Services - 1.9%
John H. Harland Co.	7,220	274,360

Financial Information Services - 2.1%
FactSet Research Systems, Inc.	8,645	309,837

Financial Miscellaneous - 2.1%
Portfolio Recovery Associates, Inc.*	7,125	299,392

Healthcare Facilities - 5.8%
Kindred Healthcare, Inc.*	6,840	270,932
LCA-Vision, Inc.	5,795	280,826
LifePoint Hospitals, Inc.*	5,890	297,563
		849,321

Healthcare Management Services - 4.0%
Centene Corp.*	8,645	290,299
Sierra Health Services, Inc.*	4,085	291,914
		582,213

Home Building - 4.0%
Meritage Homes Corp. *	3,705	294,548
Standard Pacific Corp.	3,325	292,434
		586,982

Insurance - Property & Casualty - 5.1%
Philadelphia Consolidated Holding Co.*	3,230	273,775
Quanta Capital Holdings Ltd. (e)*	30,000	186,900
Selective Insurance Group, Inc.	5,605	277,728
		738,403

Leisure Time - 1.9%
SCP Pool Corp., Inc.	7,980	280,018

Machinery - Oil Well Equipment & Services - 3.9%
Cal Dive International, Inc.*	5,700	298,509
Hydril Co.*	5,035	273,652
		572,161

Medical & Dental - Instruments & Supplies - 2.4%
Laserscope*	8,265	342,502

Metal Fabricating - 1.9%
Lone Star Technologies, Inc.*	6,080	276,640

Photography - 1.8%
IMAX Corp.*	26,030	258,738

Restaurants - 1.9%
CEC Entertainment, Inc.*	6,650	279,899

Retail - 5.6%
Children's Place Retail Stores, Inc.*	5,510	257,152
Guitar Center, Inc.*	4,655	271,712
Hibbett Sporting Goods, Inc.*	7,600	287,584
		816,448

Equity Securities - Cont'd	Shares	Value
Services - Commercial - 1.9%
Korn/Ferry International *	15,865	$281,604

Shipping - 1.9%
CP Ships Ltd.	17,480	273,562

Steel - 3.6%
IPSCO, Inc.	5,700	249,090
Worthington Industries	16,910	267,178
		516,268

Truckers - 1.9%
Swift Transportation Co., Inc.*	11,685	272,144

Total Equity Securities (Cost $14,264,361)		13,957,920

TOTAL INVESTMENTS (Cost $14,264,361) - 96.0%		13,957,920
Other assets and liabilities, net - 4.0%		588,126
Net Assets - 100%		$14,546,046

(e) Security is exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

* Non-income producing security.

See notes to financial statements.

Small Cap Growth Portfolio
Statement of Assets and Liabilities
June 30, 2005

Assets
Investments in securities, at value (Cost $14,264,361) - See accompanying schedule	$13,957,920
Cash	136,231
Receivable for securities sold	631,193
Receivable for shares sold	231
Dividends and interest receivable	39,778
Other assets	150
Total assets	14,765,503

Liabilities
Payable for securities purchased	72,151
Payable for shares redeemed	121,730
Payable to Calvert Asset Management Company, Inc.	10,375
Payable to Calvert Administrative Services Company	3,112
Payable to Calvert Shareholders Services, Inc.	82
Accrued expenses and other liabilities	12,007
Total liabilities	219,457
Net assets	$14,546,046

Net Assets Consist of:
Paid-in capital applicable to 954,284 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$14,109,187
Undistributed net investment income	5,879
Accumulated net realized gain (loss) on investments	737,421
Net unrealized appreciation (depreciation) on investments	(306,441)

Net Assets	$14,546,046

Net Asset Value Per Share	$15.24

See notes to financial statements.

Small Cap Growth Portfolio
Statement of Operations
Six months Ended June 30, 2005

Net Investment Income
Investment Income:
Dividend income	$106,616
Interest income	1,009
Total investment income	107,625

Expenses:
Investment advisory fee	57,865
Transfer agent fees and expenses	8,576
Accounting fees	5,313
Directors' fees and expenses	767
Administrative fees	19,286
Custodian fees	5,821
Reports to shareholders	1,565
Professional fees	7,682
Miscellaneous	3,734
Total expenses	110,609
Fees waived	(2,353)
Fees paid indirectly	(6,510)
Net expenses	101,746

Net Investment Income	5,879

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	1,820,855
Foreign currencies	10
1,820,865
Change in unrealized appreciation (depreciation) on:
Investments	(3,468,001)
Assets and liabilities denominated in foreign currencies	(34)
(3,468,035)

Net Realized and Unrealized Gain
(Loss) on Investments	(1,647,170)

Increase (Decrease) in Net Assets
Resulting From Operations	($1,641,291)

See notes to financial statements.

Small Cap Growth Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$5,879	($25,762)
Net realized gain (loss)	1,820,865	1,958,064
Change in unrealized appreciation or (depreciation)	(3,468,035)	(339,134)

Increase (Decrease) in Net Assets
Resulting From Operations	(1,641,291)	1,593,168

Capital share transactions:
Shares sold	824,882	6,585,021
Shares redeemed	(2,576,555)	(6,567,023)
Total capital share transactions	(1,751,673)	17,998

Total Increase (Decrease) in Net Assets	(3,392,964)	1,611,166

Net Assets
Beginning of period	17,939,010	16,327,844
End of period (including undistributed net investment income of $5,879 and $0, respectively)	$14,546,046	$17,939,010

Capital Share Activity
Shares sold	53,767	414,484
Shares redeemed	(166,956)	(420,267)
Total capital share activity	(113,189)	(5,783)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Small Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2005, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or it affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75%, based on the Portfolio's average daily net assets.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% of the Portfolio's average daily net assets. For the six months ended June 30, 2005, CASC waived $2,353 of its fee.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $615 for the six months ended June 30, 2005. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $17,486,658 and $19,287,028, respectively.

The cost of investments owned at June 30, 2005 for federal income tax purposes was $14,264,361. Net unrealized depreciation aggregated $306,441 of which $295,146 related to appreciated securities and $601,587 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $991,905 at December 31, 2004 may be utilized to offset future capital gains until expiration in December 2011.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2005. For the six months ended June 30, 2005, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$8,800	3.33%	$193,171	June 2005

Small Cap Growth Portfolio
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
	2005	2004	2003
Net asset value, beginning	$16.81	$15.21	$11.03
Income from investment operations
Net investment income (loss)	.01	(.02)	(.04)
Net realized and unrealized gain (loss)	(1.58)	1.62	4.41
Total from investment operations	(1.57)	1.60	4.37
Distributions from
Net investment income	--	--	(.19)
Total increase (decrease) in net asset value	(1.57)	1.60	4.18
Net asset value, ending	$15.24	$16.81	$15.21

Total return*	(9.34%)	10.52%	39.57%
Ratios to average net assets: A
Net investment income (loss)	0.08% (a)	(.15%)	(.36%)
Total expenses	1.43% (a)	1.39%	1.42%
Expenses before offsets	1.40% (a)	1.35%	1.36%
Net expenses	1.32% (a)	1.31%	1.31%
Portfolio turnover	116%	77%	63%
Net assets, ending (in thousands)	$14,546	$17,939	$16,328

		Years Ended
	December 31,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$14.80	$13.58	$13.27
Income from investment operations
Net investment income (loss)	.37	(.06)	(.10)
Net realized and unrealized gain (loss)	(3.71)	1.54	.94
Total from investment operations	(3.34)	1.48	.84
Distributions from
Net investment income	(.19)	--	--
Net realized gains	(.24)	(.26)	(.53)
Total distributions	(.43)	(.26)	(.53)
Total increase (decrease) in net asset value	(3.77)	1.22	.31
Net asset value, ending	$11.03	$14.80	$13.58

Total return*	(22.55%)	10.86%	6.29%
Ratios to average net assets: A
Net investment income (loss)	2.66%	(.52%)	(.86%)
Total expenses	1.38%	1.39%	1.61%
Expenses before offsets	1.32%	1.39%	1.61%
Net expenses	1.28%	1.22%	1.26%
Portfolio turnover	66%	59%	106%
Net assets, ending (in thousands)	$12,004	$12,603	$7,204

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

(a) Annualized.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for board's approval of Investment Advisory contracts

The Board of Directors, and by a separate vote, the disinterested Directors, approved the Investment Subadvisory Agreement with Renaissance Investment Management, Inc. ("Subadvisor" or "Renaissance") with respect to the Fund on June 9, 2005.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed Investment Subadvisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by CAMCO and the Subadvisor relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other things, CAMCO and the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board of Directors approved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. In addition, the Directors considered certain information received in connection with, and their deliberations with respect to their December 2004 renewal of the Investment Subadvisory Agreement with Awad Asset Management and the Investment Advisory Agreement. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund under the proposed Investment Subadvisory Agreement with Renaissance.

In considering the Subadvisor's comparable performance with similarly managed funds and non-mutual fund accounts, the Board noted the Subadvisor's strong long-term performance record. Among other performance information presented to the Directors, the Board noted that the comparable small cap growth funds and accounts managed by the Subadvisor have outperformed the Russell 2000 Index for the one-year, three-year and five year-periods ended March 31, 2005 and had consistently strong rankings among Lipper Small Cap Core peers over this same period.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Directors noted that the fees under the Investment Subadvisory Agreement are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement and also noted that the advisory fees paid by the Fund would not change. The Directors also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. The Directors also took into account the Subadvisor's initial undertaking to waive a portion of its subadvisory fee, as well as the level of fees that the Subadvisor charges its other clients for providing comparable advisory services. Based upon their review, the Board of Directors determined that the subadvisory fee was reasonable. For each of the above reasons, the profitability to the Subadvisor of its relationship with the Fund was not a material factor in the Directors' deliberations. For similar reasons, the Directors did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in their consideration at this time.

In approving the Investment Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board of Directors reached the following conclusions regarding the Subadvisory Agreement, among others: (a) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (b) the Subadvisor maintains an appropriate compliance program; (c) the Subadvisor's investment strategies are appropriate for pursuing the investment objectives of the Fund; and (d) the subadvisory fees to be paid to the Subadvisor are reasonable in relation to those of similar funds and to the services to be provided by the Subadvisor. Based on their conclusions, the Board of Directors determined that approval of the Investment Subadvisory Agreement would be in the interests of the Fund and its shareholders.


Calvert

Investments that make a difference(R)

June 30, 2005
Semi-Annual Report
Calvert Variable Series, Inc.
Calvert Social Money Market Portfolio

Calvert

Investments that make a difference(R)

An Ameritas Acacia Company

==========================================================

Calvert Variable Series, Inc.
Calvert Social Money Market Portfolio

Managed by Calvert Asset Management Company, Inc.

Dear Investor:

Performance

For the six-month reporting period ended June 30, 2005, CVS Calvert Social Money Market Portfolio shares returned 0.99%*, versus 1.07% for the Lipper Variable Money Market Instrument Funds Average.

Investment Climate

Over the six-month reporting period, the Federal Reserve's Open Market Committee (FOMC) raised the target Fed funds rate 0.25% at each of its four scheduled meetings. These increases totaled 1% overall, raising short-term rates to 3.25%.  Money-market interest rates and the three-month Treasury bill rose in response to these hikes.1 Confounding our own and most market expectations, though, was a drop in long-term interest rates over the reporting period. The benchmark 10-year Treasury yield moved 0.30% lower, to 3.94%. The 30-year fixed-rate mortgage rate and Bond Buyer long-term municipal bond index yield dropped, respectively, 0.28% to 5.53% and 0.25% to 4.24%.

The U.S. economy continued its pace of steady growth at 3.8% annualized, as measured by GDP (gross domestic product), in the first quarter of 2005.2 New-job gains were moderate, averaging 181,000 monthly, and inflation also rose moderately, with the headline CPI (consumer price index) up 3.1%. Core inflation, which excludes volatile food and energy prices, increased 2.3%.3  These rising rates, although still relatively low, led the FOMC to address the topic of inflation in its March 22 monetary policy statement.

Portfolio Strategy

Our portfolio strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step approach, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

During the first half of the year, we focused purchases in the short end of the money-market yield curve, purchasing weekly variable-rate securities, which reset quickly when the FOMC raises rates. In doing so, we positioned the Portfolio to take advantage of continued increases in money-market rates that result when the FOMC raises the Fed funds rate. By maintaining a short average-days-to-maturity we underperformed our peers but, we positioned the Portfolio to benefit from anticipated rate increases.

Outlook

Monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e., neither overly accommodative nor restrictive. We believe that level is, at a minimum, 3.75% and would not be surprised to see it reach 4.25%. As a result, we expect the FOMC to continue its campaign of steady rate hikes unless the economy shows signs of great strain. Of course, much will depend on what the economic data indicate about the state of the economy going forward. We believe our current strategy and the use of variable-rate securities should continue to help performance, given expectations for additional FOMC rate increases during the year.

Sincerely,

James B. O'Boyle	Thomas A. Dailey

Portfolio Managers, Calvert Asset Management Company
July 2005

Money Market Portfolio*
Average Annual Total Return
(period ended 6.30.05)
One year	1.52%
Five year	2.11%
Ten year	3.60%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

% of Total
Investment Allocation	Investments

Taxable Variable Rate
Demand Notes	91.8%
U.S. Government Agencies
and Instrumentalities	8.2%

Total	100%

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1. The 3-month T-Bill rose 2.21% to 3.13%.

2. The second quarter GDP had not been released at the time of this writing.

3. CPI data available for the six months through May 2005.

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Calvert Social Money Market Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Money Market Portfolio. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05

Actual	$1,000.00	$1,009.90	$4.06
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.76	$4.08

* Expenses are equal to the Fund's annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 181/365.

Money Market Portfolio
Statement of Net Assets
June 30, 2005

	Principal
Taxable Variable Rate Demand Notes* - 93.8%	Amount	Value
550 West 14th Place Revenue, 3.39%, 2/1/29, LOC: Harris Trust (r)	$390,000	$390,000
Alabama State IDA Revenue, 3.39%, 5/1/10, LOC: Regions Bank (r)	65,000	65,000
Alabama State Incentives Financing Authority Revenue, 3.40%, 10/1/29, BPA: Wachovia Bank,
AMBAC Insured (r)	385,000	385,000
Alameda County California IDA Revenue, 3.20%, 7/1/30, LOC: Union Bank,
C/LOC: CalSTERS (r)	400,000	400,000
Atmore Alabama Industrial Development Board Revenue, 3.45%, 8/1/22,
LOC: Whitney National Bank, C/LOC: Bank of New York (r)	160,000	160,000
California State Pollution Control Financing Authority Revenue, 3.44%, 9/1/05,
LOC: Wells Fargo Bank (r)	105,000	105,000
Enclave at Lynn Haven LLC, 3.33%, 10/1/29, LOC: State Bank & Trust, C/LOC: FHLB (r)	890,000	890,000
Florida State Housing Finance Corp. MFH Revenue, 3.37%, 10/15/32, LOC: Fannie Mae (r)	320,000	320,000
Heritage Funeral Services LLC, 3.47%, 2/1/18, LOC: Old National Bank,
C/LOC: Northern Trust Co. (r)	160,000	160,000
Holland Board of Public Works Home Building Co., 3.47%, 11/1/22,
LOC: Wells Fargo Bank (r)	170,000	170,000
Kaneville Road Joint Venture, Inc., 3.39%, 11/1/32, LOC: First American Bank,
C/LOC: FHLB (r)	365,000	365,000
Main & Walton Development Co. LLC, 3.30%, 9/1/26, LOC: Waypoint Bank,
C/LOC: FHLB (r)	410,000	410,000
Maniilaq Association Alaska Revenue, 3.30%, 11/1/22, LOC: Washington Mutual Bank,
C/LOC: FHLB (r)	500,000	500,000
Milwaukee Wisconsin Redevelopment Authority Revenue, 3.42%, 8/1/20,
LOC: Marshall & Ilsley Bank (r)	380,000	380,000
Montgomery County New York Industrial Development Board Pollution Control Revenue,
3.49%, 5/1/25, LOC: FHLB (r)	380,000	380,000
Nevada State Housing Division Revenue, 3.30%, 4/15/35, LOC: Fannie Mae (r)	150,000	150,000
New Jersey State Economic Development Authority Revenue, 3.49%, 11/1/06,
LOC: Wachovia Bank (r)	115,000	115,000
Pennsylvania State Higher Educational Facilities Authority Revenue, 3.60%, 8/1/07,
LOC: Citizens Bank of Pennsylvania (r)	225,000	225,000
Post Apartment Homes LP MFH Revenue, 3.34%, 7/15/29, CA: Fannie Mae (r)	1,200,000	1,200,000
Racetrac Capital LLC, 3.37%, 9/1/20, LOC: Regions Bank (r)	300,000	300,000
Rocketship Properties III LLC, 3.54%, 6/1/21, LOC: National Bank of South Carolina (r)	205,000	205,000
San Joaquin Mariners Association LP, 3.42%, 7/1/29, LOC: Credit Suisse First Boston Corp. (r)	220,000	220,000
Southeast Alabama Gas Distribution Revenue, 3.40%, 6/1/25,
BPA: AmSouth Bank, AMBAC Insured (r)	145,000	145,000
Southern Indiana Investments Company Two LLC, 3.40%, 10/15/26, LOC: Old National Bank,
C/LOC: FHLB (r)	100,000	100,000
St. Joseph County Indiana Economic Development Revenue, 3.64%, 6/1/27, LOC: FHLB (r)	295,000	295,000
Suffolk County New York IDA Revenue, 2.30%, 12/15/07, LOC: JP Morgan Chase Bank (r)	170,000	170,000
Tyler Enterprises LLC, 3.34%, 10/1/22, LOC: Peoples Bank & Trust, C/LOC: FHLB (r)	265,000	265,000
Washington State Housing Finance Commission MFH Revenue:
3.35%, 2/1/28, LOC: U.S. Bank (r)	330,000	330,000
3.35%, 7/15/34, LOC: Fannie Mae (r)	1,670,000	1,670,000
3.35%, 5/15/35, LOC: Fannie Mae (r)	275,000	275,000
Wyandotte County and Kansas City Kansas MFH Revenue,
3.83%, 6/15/35, LOC: Fannie Mae (r)	350,000	350,000

Total Taxable Variable Rate Demand Notes (Cost $11,095,000)		11,095,000

	Principal
U.S. Government Agencies and Instrumentalities - 8.4%	Amount	Value
Federal Farm Credit Bank Discount Notes, 8/16/05	$250,000	$249,339
Federal Home Loan Bank, 1.70%, 12/30/05	500,000	496,493
Freddie Mac Discount Notes, 12/13/05	250,000	246,751

Total U.S. Government Agencies and Instrumentalities (Cost $992,583)		992,583

Total Investments (Cost $12,087,583) - 102.2%		12,087,583
Other assets and liabilities, net - (2.2%)		(265,155)
Net Assets - 100%		$11,822,428

Net Assets Consist Of:
Paid-in capital applicable to 11,827,140 shares of common stock outstanding; $0.01 par value, 2,000,000,000 shares authorized		$11,822,186
Undistributed net investment income		242

Net Assets		$11,822,428

Net Asset Value per Share		$1.00

(r) The coupon rate shown on floating rate or adjustable rate securities represents the rate at period end.

* Tender features give these securities a shorter effective maturity date.

Explanation of Guarantees:	Abbreviations:
BPA: Bond Purchase Agreement	AMBAC: American Municipal Bond Assurance Corp.
CA: Collateral Agreement	CalSTERS: California State Teachers Retirement System
C/LOC: Confirming Letter of Credit	FHLB: Federal Home Loan Bank
LOC: Letter of Credit	IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing

See notes to financial statements.

Money Market Portfolio
Statement of Operations
six months Ended June 30, 2005

Net Investment Income
Investment Income:
Interest income	$171,941
Total investment income	171,941

Expenses:
Investment advisory fee	18,681
Transfer agency fees and expenses	1,746
Administrative fees	12,457
Accounting fees	5,233
Directors' fees and expenses	609
Custodian fees	3,431
Reports to shareholders	984
Professional fees	8,192
Insurance	1,450
Miscellaneous	3,040
Total expenses	55,823
Fees waived	(3,985)
Fees paid indirectly	(1,129)
Net expenses	50,709

Net Investment Income	121,232

Realized Gain (Loss) on Investments
Net realized gain (loss) on investments	$0

Increase (Decrease) in Net Assets
Resulting From Operations	$121,232

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$121,232	$99,126
Net realized gain (loss)	--	42

Increase (Decrease) in Net Assets
Resulting From Operations	121,232	99,168

Distributions to shareholders from:
Net investment income	(123,728)	(96,430)

Capital share transactions:
Shares sold	2,471,954	4,744,475
Reinvestment of distributions	123,461	95,985
Shares redeemed	(3,633,544)	(7,130,635)
Total capital share transactions	(1,038,129)	(2,290,175)

Total Increase (Decrease) in Net Assets	(1,040,625)	(2,287,437)

Net Assets
Beginning of period	12,863,053	15,150,490
End of period (including undistributed net investment income of $242 and $2,738, respectively)	$11,822,428	$12,863,053

Capital Share Activity
Shares sold	2,471,954	4,744,475
Reinvestment of distributions	123,461	95,985
Shares redeemed	(3,633,544)	(7,130,635)
Total capital share activity	(1,038,129)	(2,290,175)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Money Market Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. All securities are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the Untied States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly on the following rates of the Portfolio's average daily net assets: .30% on the first $250 million, .275% on the next $250 million and .25% on the excess of $500 million. Under the terms of the agreement $3,012 was payable at period end. In addition, $2,198 was payable at period end for operating expenses paid by the Advisor during June 2005.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% of the average daily net assets of the Portfolio. For the six months ended June 30, 2005, CASC waived $3,985 of its fee. Under the terms of the agreement $1,352 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $769 for the six months ended June 30, 2005. Under the terms of the agreement, $90 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

The cost of investments owned at June 30, 2005 for federal income tax purposes was $12,087,583.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions were made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2005, purchases and sales transactions were $4,850,000 and $3,275,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2005. For the six months ended June 30, 2005, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$4,248	3.10%	$631,664	February 2005

Note E -- Subsequent Event

On July 22, 2005, the net assets of the Calvert Variable Series, Inc. Calvert Social Money Market Portfolio merged into the Calvert Variable Series, Inc. Ameritas Money Market Portfolio. The merger was accomplished by a tax-free exchange of 11,678,845 shares of the Ameritas Money Market Portfolio for 11,678,845 shares of the Calvert Social Money Market Portfolio outstanding at July 22, 2005. The Calvert Social Money Market Portfolio's net assets as of July 22, 2005 were combined with those of the Ameritas Money Market Portfolio.

Money Market Portfolio
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
	2005	2004	2003
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.010	.007	.006
Net realized gain (loss)	--	**	--
Total from investment operations	(.010)	.007	.006
Distributions from
Net investment income	(.010)	(.007)	(.006)
Total increase (decrease) in net asset value	--	--	--
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.99%	0.72%	0.64%
Ratios to average net assets: A
Net investment income	1.95% (a)	.72%	.65%
Total expenses	.90% (a)	.86%	.77%
Expenses before offsets	.83% (a)	.80%	.73%
Net expenses	.81% (a)	.79%	.72%
Net assets, ending (in thousands)	$11,822	$12,863	$15,150

		Years Ended
	December 31,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.014	.037	.058
Total from investment operations	.014	.037	.058
Distributions from
Net investment income	(.014)	(.037)	(.058)
Total increase (decrease) in net asset value	--	--	--
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.44%	3.74%	5.94%
Ratios to average net assets: A
Net investment income	1.40%	3.67%	5.85%
Total expenses	.74%	.67%	.66%
Expenses before offsets	.71%	.67%	.66%
Net expenses	.70%	.63%	.61%
Net assets, ending (in thousands)	$22,449	$21,781	$22,969

(a) Annualized.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

** Amount was less than .001 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Item 2. Code of Ethics.

Not Applicable

Item 3. Audit Committee Financial Expert.

Not Applicable

Item 4. Principal Accountant Fees and Services.

Not Applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item on its Form N-CSR filed for the period ended December 31, 2004.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:	/s/ Barbara Krumsiek
Barbara Krumsiek
Chairman -- Principal Executive Officer

Date: August 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara Krumsiek
Barbara Krumsiek
Chairman -- Principal Executive Officer

Date: August 31, 2005

/s/ Ronald Wolfsheimer
Ronald Wolfsheimer
Treasurer -- Principal Financial Officer

Date: August 31, 2005